Guardian MarketPerform®

This Prospectus describes the Guardian MarketPerform® (the “Contract”), an individual single premium deferred registered index-linked annuity contract issued by The Guardian Insurance & Annuity Company, Inc. (the “Company,” “GIAC,” “we,” or “us”). The Contract is designed to help you invest your money on a tax-deferred basis for retirement or other long-term financial purposes. The Contract is available for use in connection with traditional, Roth and custodial individual retirement accounts (“IRAs”) and for purchase as a Contract that is not tax-qualified. This Prospectus describes all material rights and obligations of annuity purchasers under the Contract.

You may purchase the Contract with a single premium payment of at least $25,000. Additional premium payments are not permitted. You can invest your money in a fixed interest option (the “Fixed Rate Strategy” or “FRS”) or in one or more investment options whose returns are generally linked to a market index (an “Index”), subject to certain downside protection and upside crediting methods (the “Index Protection and Crediting Strategies” or “IPCS”). See Appendix A for additional information about each of these investment options.

Earnings and losses for the IPCS options are calculated over the course of fixed periods, each referred to as a “Strategy Term.” The value of your investment in an IPCS at the end of a Strategy Term is calculated based on (i) the performance of the Index, adjusted for the downside protection or upside crediting method, as applicable, and (ii) the “Strategy Value Base,” which is the initial amount invested in the IPCS, reduced to reflect the effect of any withdrawals (including any applicable surrender charges) you have taken from the IPCS during the Strategy Term.

We reserve the right to limit the number of IPCS options offered to one. We always intend to offer the 1-Year / -10% Buffer / S&P 500 Index / Cap with Par IPCS option, subject to our right to substitute the Index with one that is substantially similar, which means we will always offer a strategy with a -10% Buffer. If we exercise our right to offer only this IPCS option and you are not satisfied, you may invest in the Fixed Rate Strategy or surrender the Contract, but the surrender may incur surrender charges, negative Interim Value adjustments and may be subject to taxes (including a 10% tax penalty before age 59 1/2).

Any positive return on an investment in an IPCS at the end of the Strategy Term will be limited to the Crediting Strategy. If you invest in an IPCS with the Cap Rate with Participation Rate (“Cap with Par”) Crediting Strategy, we guarantee that the Participation Rate will never be less than 100%, and the Cap Rate will never be less than 1.50% for any IPCS with a 1 year Strategy Term, 5.00% for any IPCS with a 3 year Strategy Term, and 10.00% for any IPCS with a 6 year Strategy Term. If you invest in an IPCS with the Cap Rate with Participation Rate and Spread (“Cap with Par & Spread”) Crediting Strategy, we guarantee that (i) the Participation Rate will never be less than 100%, (ii) the Cap Rate will never be less than 1.50% for any IPCS with a 1 year Strategy Term, 5.00% for any IPCS with a 3 year Strategy Term, and 10.00% for any IPCS with a 6 year Strategy Term, and (iii) the Spread will never be greater than 1.00% for any IPCS with a 1 year Strategy Term, 3.00% for any IPCS with a 3 year Strategy Term, and 6.00% for any IPCS with a 6 year Strategy Term. If you invest in an IPCS with the Trigger Rate Crediting Strategy, we guarantee that the Trigger Rate will never be less than 1.00% for any IPCS with a 1 year Strategy Term.

Investment in the Contract involves investment risks, including the loss of principal and previously credited earnings. If you invest in an IPCS with the lowest level of protection currently offered (the -10% Buffer), you could experience losses up to 90% at the end of the Strategy Term. Your losses may be greater over the entire time you own the Contract. In addition, the value of an IPCS before the end of a Strategy Term (the “Interim Value”) is based on the value of hypothetical investments designed to replicate the value of the IPCS if you held it to maturity, and such value could be less than your investment in the IPCS even if the Index is performing positively. Any partial withdrawal or surrender prior to the end of the Strategy Term could result in a greater loss or lower gain than the IPCS would provide on the Term End Date due to this Interim Value adjustment. A negative Interim Value adjustment could result in losses as high as 100%. The maximum loss could occur in extreme circumstances due to a negative Interim Value adjustment. Partial withdrawals (including free withdrawal amounts, required minimum distributions (“RMDs”) and systematic withdrawals) from an IPCS before the end of a Strategy Term could also significantly reduce any amount credited at the end of the Strategy Term. You may only change your allocations among the Investment Strategies at the end of the Strategy Term.

The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals will result in surrender charges during the first six years you own the Contract, and may be subject to a negative Interim Value adjustment, taxes and tax penalties (including a 10% tax penalty before age 59 1/2).

This Contract is not an index fund or an investment in any underlying fund. Index-linked annuity contracts are complex insurance and investment vehicles. You should speak with a financial professional about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for you based on your financial situation and objectives. Additional information about certain investment products, including index-linked annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties, although we will apply the Interim Value adjustment. In some states or in certain circumstances, this cancellation period may be longer. Upon cancellation, you will receive the greater of your premium paid or your Contract Value. You should review this Prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply to you. See the “Right to Cancel” section for more information.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The Contracts are not bank deposits, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Contracts are not obligations of or guaranteed by any banking or financial institution. All obligations and guarantees under the Contract are subject to the financial strength and claims-paying ability of the Company.

This Prospectus is not an offer to sell securities, and is not soliciting an offer to buy securities, in any state where the offer or sale is not permitted.

The prospectus provides a general description of the Contract, the Contract may not be available in all states or your state may provide different features from, and impose difference costs than, those described in the body of the prospectus. Please see Appendix B which identifies which states the Contract may not be available and material state-specific variations.

Prospectus Date: December 8, 2025

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GLOSSARY

Annuitant(s): The person named in the Contract or named as the Annuitant in any later change shown in our records, on whose life annuity payments are based in the payout phase of the Contract.

Annuity Commencement Date: The date on which annuity payments under the Contract begin.

Beneficiary: The person(s) you designate to receive any benefits under the Contract upon the death of the Owner (or upon the death of the Annuitant if the Owner is not a natural person). Upon such death, a Beneficiary may make elections on how distributions will be made.

Buffer / Buffer Rate: A Buffer is a Protection Strategy that absorbs negative Index Performance by protecting against losses up to the Buffer Rate on the Term End Date. The Buffer Rate is the maximum negative Index Performance we will protect you from at the end of the Strategy Term. If the Index Performance on the Term End Date is negative, you will only incur a loss if the Index Performance has declined more than the Buffer Rate. The Buffer will only be applied on the Term End Date, and the Buffer Rate is not an annual rate.

Business Day: Any day on which the New York Stock Exchange (“NYSE”) is open for business. The Business Day ends when the NYSE closes for the day (typically 4:00 p.m., Eastern Time). If any transaction or event is scheduled to occur on a day that is not a Business Day, or if a transaction request is received after close of business, such transaction or event will be processed on the next following Business Day unless otherwise specified.

Cap Rate: The Cap Rate is the maximum IPCS Credit Rate that may apply to calculate the Maturity Value if the Index Performance is zero or positive. We may declare a new Cap Rate for each new Strategy Term, subject to the stated minimum guaranteed rate for that IPCS option. If we do not declare a Cap Rate for a particular Strategy Term, there is no maximum IPCS Credit Rate for that Strategy Term, and if the Index Performance on the Term End Date is zero or positive, the IPCS Credit Rate will, at a minimum, equal the Index Performance. The Cap Rate is not an annual rate.

Cap Rate with Participation Rate (“Cap with Par”): Cap with Par is a Crediting Strategy composed of a Cap Rate and a Participation Rate. The Cap Rate is the maximum credit that may apply to your investment on the Term End Date. The Participation Rate is the percentage of Index Performance your investment may be credited with on the Term End Date (subject to the Cap Rate, if applicable). If the Index Performance on the Term End Date is zero or positive, the IPCS Credit Rate will be the lesser of: (i) the declared Cap Rate; and (ii) the Index Performance multiplied by the Participation Rate. If we do not declare a Cap Rate for the Strategy Term, there is no maximum credit, and if the Index Performance on the Term End Date is zero or positive, the IPCS Credit Rate will be the Index Performance multiplied by the Participation Rate. The Cap with Par will only be applied on the Term End Date, and the Cap Rate and Participation Rate are not annual rates. We may declare a new Cap Rate and Participation Rate for each new Strategy Term, subject to the stated minimum guaranteed rates for that IPCS option for the life of the contract.

Cap Rate with Participation Rate and Spread (“Cap with Par & Spread”): Cap with Par & Spread is a Crediting Strategy composed of a Cap Rate, a Participation Rate and a Spread. The Cap Rate is the maximum credit that may apply to your investment on the Term End Date. The Participation Rate is the percentage of Index Performance (minus the Spread) your investment may be credited with on the Term End Date (subject to the Cap Rate, if applicable). The Spread is the minimum Index Performance in order for interest to be credited to the IPCS on the Term End Date. The Spread is deducted from the Index Performance before the Participation Rate is applied to calculate the IPCS Credit Rate. Under no circumstances will the Spread reduce the Index Performance below zero. If the Index Performance is lower than or equal to the Cap Rate on the Term End Date, the Spread will be subtracted from the Index Performance to calculate the IPCS Credit Rate. If the Index Performance is higher than the Cap Rate on the Term End Date, the Spread will be subtracted from the Cap Rate to calculate the

IPCS Credit Rate. If we do not declare a Cap Rate for the Strategy Term and the Index Performance is positive or zero, the IPCS Credit Rate will be the greater of: (i) the Index Performance minus the Spread multiplied by the Participation Rate; and (ii) 0. The Cap with Par and Spread will only be applied on the Term End Date, and the Cap Rate, Participation Rate and Spread are not annual rates. We may declare a new Cap Rate and Participation Rate for each new Strategy Term, subject to the stated minimum guaranteed rates for that IPCS option for the life of the contract. The Spread will not change from Strategy Term to Strategy Term.

Contract Anniversary: The date that occurs on the same day and month as the Contract Date for each Contract Year. The first Contract Anniversary is one year after the Contract Date on the same day and month of the following Contract Year.

Contract Date: The date the Contract is issued. It is the date from which Contract Years and Contract Anniversaries are measured.

Contract Value: The sum of the Index Strategy Values for all IPCS options a Contract is invested in and the Fixed Rate Strategy Value on any given day during the accumulation phase of the Contract.

Contract Year: The one year period starting from the Contract Date in one calendar year and ending on the date preceding the Contract Anniversary in the following calendar year, and every year thereafter.

Crediting Strategy: The component of an IPCS that determines the IPCS Credit Rate that will be used to calculate the Maturity Value on the Term End Date if the Index Performance from the Term Start Date to the Term End Date is zero or positive.

Customer Service Office: The office to which notices and transaction requests must be sent.

The Guardian Insurance & Annuity Company, Inc.

Individual Markets, Annuities

P. O. Box 981592

El Paso, TX 79998-1592

Fixed Rate Strategy (“FRS”): A fixed rate investment option available under the Contract. Amounts held in the FRS earn interest at a rate that is guaranteed for one Contract Year (subject to the minimum guaranteed rate for the life of the contract).

Fixed Rate Strategy Value: The amount of Contract Value allocated to the FRS. The Fixed Rate Strategy Value is increased by the daily interest credit and decreased by any withdrawals (including any applicable surrender charges).

Good Order: Notice from any party authorized to initiate a transaction under the Contract is considered to be in Good Order if it is received at the Customer Service Office in a format satisfactory to us that includes all information we require to process a requested transaction. A request or transaction may be rejected or delayed if it is not in Good Order. We may determine whether a particular request or transaction is in Good Order in our sole discretion, and we reserve the right to change or waive any Good Order requirement at any time.

Index/Indices: The reference index to which an IPCS option is linked.

Index Performance: The percentage change in the Index Value over the Strategy Term, measured from the Term Start Date to the Term End Date. Index Performance can be positive, negative, or zero.

Index Protection and Crediting Strategies (“IPCS”): The unique index-linked investment options that are available under the Contract. You may elect as many IPCS options as you wish, provided each allocation is at least 1% of the amount reallocated. All allocations must be in whole percentages. Each IPCS is composed of a

Strategy Term, Index, Protection Strategy and Crediting Strategy, and may also include the Performance Lock feature. The Protection Strategy provides a level of protection from loss on the Term End Date if the Index Performance from the Term Start Date to the Term End Date is negative. The Crediting Strategy determines the credit on the Term End Date if the Index Performance from the Term Start Date to the Term End Date is zero or positive.

Index Strategy Value: Each IPCS option has its own Index Strategy Value. On the Term Start Date, your Index Strategy Value equals your allocation to the IPCS. On the Term End Date, your Index Strategy Value is the Maturity Value, which reflects the Index Performance, the effect of any withdrawals taken and charges deducted from the IPCS over the Strategy Term, and the application of the Crediting Strategy or Protection Strategy, as applicable. On any other day during each Strategy Term, your Index Strategy Value is the Interim Value, which is based on the value of a hypothetical portfolio of financial instruments designed to replicate the Maturity Value on the Term End Date. If you exercise the Performance Lock feature (if available), your Index Strategy Value is the locked-in Interim Value less subsequent withdrawals (including any applicable surrender charges). See “Contract Value” for more information.

Index Value: The value of the Index that is published by the Index provider at the close of each day when the Index Value is calculated. On any day that is not a Business Day, it is the closing value as of the prior Business Day.

Interim Value: The Index Strategy Value on any day during the Strategy Term other than the Term Start Date or Term End Date. The Interim Value is the amount that is available for annuitization, payment of the Standard Death Benefit, exercise of the Performance Lock feature (if available) or your right to return the Contract (unless the return of premium is greater), withdrawals and surrenders (including the deduction of applicable surrender charges and/or premium taxes) from an IPCS. We calculate the Interim Value based on the value of a hypothetical portfolio of financial instruments designed to replicate the Maturity Value on the Term End Date. The Interim Value calculation could result in a loss that is greater than the level of protection the Protection Strategy would provide on the Term End Date, or a gain that is lower than the return the Crediting Strategy would provide on the Term End Date. The Interim Value could be less than your investment in the IPCS even if the Index is performing positively. See “Charges and Adjustments – Interim Value Adjustment” for more information.

Investment Strategy: An investment option available under the Contract, which includes the Fixed Rate Strategy and the Index Protection and Crediting Strategies.

IPCS Credit Rate: The Index Performance after the Protection Strategy or Crediting Strategy is applied. The IPCS Credit Rate is used to calculate the Maturity Value on the Term End Date.

Maturity Value: The Index Strategy Value on the Term End Date, which reflects the Index Performance, the effect of any withdrawals taken and charges deducted from the IPCS over the Strategy Term, and the application of the Crediting Strategy or Protection Strategy, as applicable. See “Contract Value” for more information.

Owner (“you,” “your”): The natural person or entity named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract. Owner means both joint owners, if applicable.

Participation Rate: The Participation Rate is the percentage of Index Performance (minus the Spread, if applicable) your investment may be credited with on the Term End Date (subject to the Cap Rate, if applicable). We may declare a new Participation Rate for each new Strategy Term, subject to the stated minimum guaranteed rate for that IPCS option for the life of the contract. The Participation Rate is not an annual rate.

Performance Lock: The IPCS available to you may include a Performance Lock feature. The Performance Lock feature allows you to lock in your Interim Value at any time prior to the Term End Date. The Performance Lock feature can only be exercised once during the Strategy Term. Locked-in value will not participate in future Index Performance (positive or negative) until the next Contract Anniversary. If the Performance Lock feature is exercised, the Protection Strategy and Crediting Strategy will not be applied to the locked-in IPCS at any time, including at the time you exercise the Performance Lock feature, on the next Contract Anniversary when the locked-in value will be reallocated, or on the Term End Date. The Performance Lock feature, when available, is available for the duration of the Strategy Term. The Performance Lock feature may not be available in the future on certain or any IPCS options. See “Benefits Available Under the Contract – Performance Lock” for more information.

Protection Strategy: The component of an IPCS that provides a level of protection from loss on the Term End Date if the Index Performance from the Term Start Date to the Term End Date is negative.

Qualified Contract: A Contract issued in connection with an IRA (traditional, Roth, or custodial) that receives favorable tax treatment under the Internal Revenue Code of 1986, as amended. Any Contract that is not a Qualified Contract is referred to as a “Non-Qualified Contract.”

Spread: The Spread is the minimum Index Performance that will be credited to an IPCS with a Cap with Par & Spread Crediting Strategy on the Term End Date. The Spread will reduce the IPCS Credit Rate that will be applied. Under no circumstances will the Spread reduce the Index Performance below zero. The Spread will not change from Strategy Term to Strategy Term. The Spread is not an annual rate.

Strategy Term: The component of an IPCS that is the period of time used to determine the Index Performance from the Term Start Date to the Term End Date.

Strategy Value Base: For each IPCS option, the base amount used to determine the Index Strategy Value. The Strategy Value Base is equal to the amount allocated to the IPCS on the Term Start Date, reduced thereafter on a pro-rata basis for withdrawals (including systematic withdrawals, RMDs, and any applicable surrender charges) taken prior to the Term End Date. This means that the Strategy Value Base will be reduced by the same percentage that the withdrawal reduces the Index Strategy Value for the IPCS. Such reduction may be more, even significantly more, than the dollar amount withdrawn.

Term End Date: The Contract Anniversary on the last day of the Strategy Term applicable to each IPCS. The Term End Date is when the Maturity Value is calculated and the Crediting Strategy or Protection Strategy is applied, depending on Index Performance. The Index Value on the Term End Date will be used to determine the Index Performance over the Strategy Term. If the Term End Date is not a Business Day, then the Index Value on the prior Business Day will be used.

Term Start Date: The first day of the Strategy Term applicable to each IPCS, which may be the Contract Date or a subsequent Contract Anniversary (as applicable). The Term Start Date is when a premium payment is allocated or Contract Value is reallocated to an IPCS. The Index Value on the Term Start Date will be used to determine the Index Performance over the Strategy Term. If the Term Start Date is not a Business Day, then the Index Value on the prior Business Day will be used.

Trigger Rate: The Trigger Rate is the IPCS Credit Rate that will apply on the Term End Date for any IPCS with a Step-Up Trigger Rate Crediting Strategy if the Index Performance is zero or positive. We may declare a new Trigger Rate for each new Strategy Term, subject to the stated minimum guaranteed rate for that IPCS option for the life of the contract. The Trigger Rate is not an annual rate.

OVERVIEW OF THE CONTRACT

The Guardian MarketPerform® is an individual single premium deferred registered index-linked annuity contract issued by us that is designed to help you invest your money on a tax-deferred basis for retirement or other long-term financial purposes. The Contract may be appropriate if you have a long-term investment horizon and do not intend to take early or frequent withdrawals.

The Contract has two phases: the accumulation phase and the payout phase.

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During the accumulation phase, subject to certain restrictions, you may allocate your Contract Value among the available Investment Strategies, which include a fixed interest option (the “Fixed Rate Strategy” or “FRS”) and one or more investment options whose returns are generally linked to an Index (the “Index Protection and Crediting Strategies” or “IPCS”). If you die before the payout phase, the Contract also provides a death benefit to your designated Beneficiaries at no additional charge. See Appendix A for additional information about each of the investment options.

Each IPCS provides a return based, in part, on the performance, positive, negative or zero, of a reference Index for a specified period of time (a “Strategy Term”). Any positive or negative interest will be credited at the end of the Strategy Term. You could lose a significant amount of money if the Index declines in value. Negative returns are subject to a certain level of downside protection called a “Protection Strategy” that will limit loss on the Term End Date. Positive returns are credited based on a “Crediting Strategy” that may limit or enhance your returns on the Term End Date. An IPCS may also include a Performance Lock feature that allows you to lock in the value of the IPCS before the end of the Strategy Term.

Protection Strategy: Buffer. The Buffer Protection Strategy absorbs negative Index Performance by protecting against losses up to the Buffer Rate on the Term End Date. The Buffer Rate is the maximum loss we will protect you from at the end of the Strategy Term. If the Index Performance on the Term End Date is negative, you will be subject to any loss that exceeds the Buffer Rate. For example, if the Index return is -25% and the Buffer Rate is -10%, we will credit -15% (the amount that exceeds the Buffer Rate) at the end of the Strategy Term, meaning the amount you invested in the IPCS will decrease by 15%. We always intend to offer the 1-Year / -10% Buffer / S&P 500 Index / Cap with Par IPCS option, subject to our right to substitute the Index with one that is substantially similar, which means we will always offer a strategy with a -10% Buffer.

Crediting Strategies:

Cap Rate with Participation Rate (“Cap with Par”). The Cap with Par Crediting Strategy credits positive Index Performance based on the Cap Rate and the Participation Rate. The Cap Rate is the maximum credit that may be applied on the Term End Date, the amount of positive credit applied at the end of the Strategy Term will be limited by the declared Cap Rate. The Participation Rate is the percentage of Index Performance your investment may be credited with on the Term End Date (subject to the Cap Rate, if applicable). If the Index Performance on the Term End Date is zero or positive, the amount credited will be the lesser of (i) the declared Cap Rate; and (ii) the Index Performance multiplied by the Participation Rate. For example, if the Index return is 25%, the Cap Rate is 20%, and the Participation Rate is 100%, we will credit 20% in interest at the end of the Strategy Term, meaning the amount you invested in the IPCS will increase by 20%. If we do not declare a Cap Rate for a particular Strategy Term, there is no maximum credit, and if the Index Performance on the Term End Date is zero or positive, the amount credited will be the Index Performance multiplied by the Participation Rate. For example, if the Index return is 25%, we do not declare a Cap Rate, and the Participation Rate is 125%, we will credit 31.25% in interest at the end of the Strategy Term, meaning the amount you invested in the IPCS will increase by 31.25%. We guarantee that the Participation Rate will never be less than 100%, and the Cap Rate will never be less than 1.50% for any IPCS with a 1 year Strategy Term, 5.00% for any IPCS with a 3 year Strategy Term, and 10.00% for any IPCS with a 6 year Strategy Term.

There is no guarantee that we will declare a Participation Rate over 100% with no Cap Rate during the time you own the Contract. It is possible that an IPCS with a Cap with Par Crediting Strategy will always be subject to a Cap Rate.

Cap Rate with Participation Rate and Spread (“Cap with Par & Spread”). The Cap with Par & Spread Crediting Strategy credits positive Index Performance based on the Cap Rate, the Participation Rate and Spread. The Cap Rate minus the Spread is the maximum credit that may be applied on the Term End Date, the amount of positive credit applied at the end of the Strategy Term will be limited by the declared Cap Rate minus the Spread. The Participation Rate is the percentage of Index Performance your investment may be credited with on the Term End Date (subject to the Cap Rate, if applicable, and the Spread). The Spread is the percentage used to reduce the value of positive Index Returns used in the calculation of IPCS Credit Rate. If the Index Performance on the Term End Date is zero or positive, the amount credited will be the lesser of (i) the declared Cap Rate minus the Spread; and (ii) the Index Performance minus the Spread multiplied by the Participation Rate. For example, if the Index return is 25%, the Cap Rate is 20%, the Spread is 1% and the Participation Rate is 100%, we will credit 19% in interest at the end of the Strategy Term, meaning the amount you invested in the IPCS will increase by 19%. We guarantee that (i) the Participation Rate will never be less than 100%; (ii) the Cap Rate will never be less than 1.50% for any IPCS with a 1 year Strategy Term, 5.00% for any IPCS with a 3 year Strategy Term, and 10.00% for any IPCS with a 6 year Strategy Term; and (iii) the Spread will never be greater than 1.00% for any IPCS with a 1 year Strategy Term, 3.00% for any IPCS with a 3 year Strategy Term, and 6.00% for any IPCS with a 6 year Strategy Term.

We may not declare a Cap Rate for a particular Cap with Par and Spread Strategy Term, in which case there is no maximum credit, and if the Index Performance on the Term End Date is zero or positive, the amount credited will be the Index Performance minus the Spread multiplied by the Participation Rate. For example, if the Index return is 25%, we do not declare a Cap Rate, and the Participation Rate is 125%, we will credit 30% in interest at the end of the Strategy Term, meaning the amount you invested in the IPCS will increase by 31.25%. For any Strategy Term for which we do declare a Cap Rate, the Participation Rate will always equal 100% (this means it will never be greater than the minimum guaranteed rate of 100%).

Step-Up Trigger Rate. The Step-up Trigger Rate Crediting Strategy credits a predefined IPCS Credit Rate (called the “Trigger Rate”) if the Index Performance is zero or positive. Under this Crediting Strategy, the Strategy Credit Rate will be the declared Trigger Rate if the Index Performance for that Strategy is zero or positive. The Trigger Rate may be 0% or higher than the actual Index Performance. For example, if the Index return is 25% and the Trigger Rate is 12%, we will credit 12% in interest at the end of the Strategy Term, meaning the amount you invested in the IPCS will increase by 12%. We guarantee that the Trigger Rate will never be less than 1.00% for any IPCS with a 1 year Strategy Term.

See Appendix B for state variations that may apply.

The value of an IPCS before the end of a Strategy Term (the “Interim Value”) is based on the value of hypothetical investments designed to replicate the value of the IPCS if you held it to maturity, and such value could be less than your investment in the IPCS even if the Index is performing positively. Certain transactions, when they occur before the Term End Date of an IPCS, are based on the Interim Value, such as (i) taking a withdrawal or surrendering your Contract, including the deduction of applicable surrender charges and/or premium taxes, (ii) exercising the Performance Lock feature (if available), (iii) annuitization, (iv) the payment of the Standard Death Benefit, and (v) exercising your right to return the Contract (unless the return of premium is greater). You could lose a significant amount of money due to a negative Interim Value adjustment prior to the end of the Strategy Term.

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During the payout phase, you may receive a stream of income payments by applying your Contract Value to one of the available annuity payout options. When you annuitize your Contract, you will no longer be able to make withdrawals from the Contract and all of the Contract’s other benefits, including the death benefit, will terminate.

Key Features

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Withdrawal Options. During the accumulation phase, you may request a partial withdrawal or full surrender at any time. Withdrawals could result in surrender charges during the first six years you own the Contract, and may be subject to a negative Interim Value adjustment, taxes and tax penalties (including a 10% tax penalty before age 59 1/2).

For more information, see “Reallocations and Withdrawals – Withdrawals and Surrenders.”

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Death Benefit. If you die before the payout phase, the Contract provides a death benefit to your designated Beneficiaries at no additional charge. The death benefit is calculated as of the Business Day on which we have received due proof of death and any other required documentation in Good Order. In general:

•	If you are 76 years old or older on the date you signed your application, your death benefit will be the Standard Death Benefit, which generally equals the Contract Value less any premium taxes.

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If you are younger than 76 years old on the date you signed your application, your death benefit is the greater of (i) the Standard Death Benefit described above or (ii) the Return of Premium Death Benefit, which equals the premium payment, subject to withdrawal adjustments (including any applicable surrender charges), which may be more, even significantly more, than the dollar amount withdrawn.

For more information, see “Benefits Available Under the Contract – Death Benefit.”

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Performance Lock. If available, Performance Lock allows you to lock in your Interim Value (less any withdrawals and applicable charges) on any day during the Strategy Term except the Term Start Date or the Term End Date. The locked in value can then be reallocated among the available Investment Strategies on the next Contract Anniversary. You may exercise the Performance Lock feature manually or have it triggered automatically if your Index Strategy Value has increased since the Term Start Date by a target percentage you provide to us by submitting instructions to our Customer Service Office at any time before the Term End Date. There is no additional charge for exercising the Performance Lock feature. By exercising the Performance Lock you could lose a significant amount of money by removing money from an IPCS or the Contract before the end of the Strategy Term.

For more information, see “Benefits Available Under the Contract – Performance Lock.”

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES, AND ADJUSTMENTS		LOCATION IN THE PROSPECTUS

Are There Charges or Adjustments for Early Withdrawals?

Yes.

If you withdraw money from your Contract within 6 years following Contract issuance, you may be assessed a surrender charge of up to 8% of the amount withdrawn in excess of the free withdrawal amount. The free withdrawal amount is the greater of (i) 10% of your Contract Value as of the most recent Contract Anniversary (or, in the first Contract Year, 10% of your premium payment) or (ii) your RMD under our automatic RMD program.

For example, if you take an early withdrawal, you could pay a surrender charge of up to $7,200 on a $100,000 investment, assuming your Contract Value is $100,000 at the time of the withdrawal. This loss will be greater if there is a negative Interim Value adjustment, taxes, or tax penalties.

If all or a portion of your Contract Value is removed from an IPCS prior to the end of the Strategy Term, it will be subject to an adjustment due to the Interim Value, which may be negative. A negative Interim Value adjustment could result in losses as high as 100%. The maximum loss could occur in extreme circumstances due to a negative Interim Value adjustment.. For example, if you allocate $100,000 to an IPCS with a 3 year Strategy Term and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a surrender charge, taxes, and tax penalties. Transactions that are subject to an Interim Value adjustment include (i) taking a withdrawal or surrendering your Contract, including the deduction of applicable surrender charges and/or premium taxes, (ii) exercising the Performance Lock feature (if available), (iii) annuitization, (iv) the payment of the Standard Death Benefit, and (v) exercising your right to return the Contract (unless the return of premium is greater).

Fee Tables Charges and Adjustments

Are There Transaction Charges?	No. Other than surrender charges and any negative Interim Value adjustments, there are no charges for other Contract transactions.

Are There Ongoing Fees and Expenses?

Yes.

Although we do not charge you a direct fee to invest in the IPCS options, there is an implicit ongoing fee associated with the IPCS because the amount you can earn on an IPCS will be limited to the extent the Index return exceeds (i) the Cap Rate (if any) under the Cap with Par Crediting Strategy or the Cap with Par & Spread Crediting Strategy, or (ii) the Trigger Rate under the Trigger Rate Crediting Strategy. Your returns will also be reduced by the Spread under the Cap with Par & Spread Crediting Strategy. The application of the Crediting Strategy may cause your returns under the IPCS to be lower than the Index’s returns. In return for accepting this limit on Index gains, you receive some protection from Index losses through the Protection Strategy. Your returns could be limited if the Participation Rate is below 100%.

Investment Strategies – Crediting Strategies.

RISKS

Is There a Risk of Loss from Poor Performance?

Yes.

You can lose money by investing in the Contract, including the loss of principal and previously credited earnings. If you invest in an IPCS with the lowest level of protection currently offered (the -10% Buffer), you could experience losses up to 90% at the end of the Strategy Term. We always intend to offer the 1-Year / -10% Buffer / S&P 500 Index / Cap with Par IPCS option, subject to our right to substitute the Index with one that is substantially similar, which means we will always offer a strategy with a -10% Buffer.

Risk Factors

Is this a Short-Term Investment?

No.

This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges during the first six years you own the Contract, and may be subject to taxes and tax penalties (including a 10% tax penalty before age 59 1/2).

In addition, amounts removed from an IPCS prior to the end of the Strategy Term may be subject to a negative Interim Value adjustment, which could result in a loss that is greater than the level of protection the Protection Strategy would provide on the Term End Date, or a gain that is lower than the return the Crediting Strategy would provide on the Term End Date. The calculation of the Interim Value in connection with a withdrawal could result in the loss of principal and previously credited earnings, even if the Index is performing positively, and such losses could be substantial.

Risk Factors Charges and Adjustments Reallocations and Withdrawals.

Contract Value that is allocated to an IPCS may only be reallocated on the Term End Date (which is also a Contract Anniversary) unless you exercise the Performance Lock feature (if available). Contract Value that is allocated to the FRS and any locked-in Index Strategy Value pursuant to the exercise of the Performance Lock feature may be reallocated on the next Contract Anniversary. If we do not receive your reallocation instructions at our Customer Service Office by the close of business on the date the reallocation will be effected, your Contract Value will be automatically reinvested in the same Investment Strategies, if available (i.e., the Fixed Rate Strategy Value will be reinvested in the FRS, the Index Strategy Value will be reinvested in the same IPCS), subject to the new crediting rates. If the same IPCS is not available, the amount will be automatically reallocated to an IPCS with the same Strategy Term, Index, Protection Strategy, and Crediting Strategy, if available (i.e., only the availability of the Performance Lock feature is different). If such an IPCS is not available, the amount will be automatically reallocated to the 1-Year Strategy Term / -10% Buffer / S&P 500 Index / Cap with Par / with or without Performance Lock (depending on availability). Any reallocation absent your instruction may not be satisfactory to you.

What Are the Risks Associated with the Investment Options?

An investment in the Contract is subject to the risk of poor investment performance and can vary based on the performance of the Investment Strategies available under the Contract. Each Investment Strategy (including the FRS) has its own unique risks. You should review each of the available Investment Strategies before making an investment decision.

The Crediting Strategy of an IPCS will limit positive Index returns on the Term End Date. The application of the Crediting Strategy may cause your returns under the IPCS to be lower than the Index’s returns.

Under the Cap with Par Crediting Strategy, your return will be limited to the extent the Index return exceeds the Cap Rate (if any). For example, if the Index return is 25%, the Cap Rate is 20%, and the Participation Rate is 100%, we will credit 20% in interest at the end of the Strategy Term, meaning the amount you invested in the IPCS will increase by 20%. If we do not declare a Cap Rate for a particular Strategy Term, your return will not be limited. For example, if the Index return is 25%, we do not declare a Cap Rate, and the Participation Rate is 125%, we will credit 31.25% in interest at the end of the Strategy Term, meaning the amount you invested in the IPCS will increase by 31.25%.

Risk Factors Investment Strategies

Under the Cap with Par & Spread Crediting Strategy, your return will be reduced by the Spread and will be limited to the extent the Index return exceeds the Cap Rate (if any). For example, if the Index return is 25%, the Cap Rate is 20%, the Participation Rate is 100%, and the Spread is 1%, we will credit 19% in interest at the end of the Strategy Term. If we do not declare a Cap Rate for a particular Strategy Term, your return will not be limited, but will still be reduced by the Spread. For example, if the Index return is 25%, we do not declare a Cap Rate, the Participation Rate is 125%, and the Spread is 1%, we will credit 30% in interest at the end of the Strategy Term.

Under the Trigger Rate Crediting Strategy, your return will be limited to the extent the Index return exceeds the Trigger Rate. For example, if the Index return is 25% and the Trigger Rate is 12%, we will credit 12% in interest at the end of the Strategy Term.

The Protection Strategy of an IPCS will limit negative Index returns on the Term End Date. Under the Buffer Protection Strategy, if the Index Performance on the Term End Date is negative, you will be subject to any loss that exceeds the Buffer Rate. For example, if the Index return is -25% and the Buffer Rate is -10%, we will credit -15% (the amount that exceeds the Buffer Rate) at the end of the Strategy Term, meaning the amount you invested in the IPCS will decrease by 15%.

The Indices, except the SG Smart Climate Index, are “price return” indices, not “total return” indices, and therefore they do not include income from dividends or other distributions paid by their component companies. If dividends and other distributions were included, the Index returns would be higher. The SG Smart Climate Index Value reflects a negative performance adjustment, in the form of a “synthetic dividend,” intended to replicate the impact that an annual dividend would have on the Index return. If this “synthetic dividend” was not applied, the Index return would be higher. As a result of these calculations, the Indices will underperform a direct investment in the securities that compose them.

What Are the Risks Related to the Insurance Company?

An investment in the Contract is subject to the risks related to GIAC. Any obligations (including under the FRS and IPCS), guarantees, and benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about GIAC, including our financial strength ratings, is available by contacting us at 1-888-GUARDIAN (1-888-482-7342).

Risk Factors Other Information About the Contract – The Guardian Insurance & Annuity Company, Inc.

RESTRICTIONS	LOCATION IN THE PROSPECTUS

Are There Restrictions on the Investment Options?

Yes.

•

Contract Value that is allocated to an IPCS may only be reallocated on the Term End Date (which is also a Contract Anniversary), unless you exercise the Performance Lock feature (if available). Contract Value that is allocated to the FRS and any locked-in Index Strategy Value pursuant to the exercise of the Performance Lock feature may be reallocated on the next Contract Anniversary.

Risk Factors Investment Strategies – Index Protection and Crediting Strategies (“IPCS”) Reallocations and Withdrawals Appendix B

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Currently all IPCS options and Contract features are available through financial professionals selling the Contract. Your financial professional may not recommend certain IPCS options. You may obtain information about the IPCS options that are available to you by contacting your financial professional or our Customer Service Office.

•

Certain IPCS or Contract features may not be available in your state. See Appendix B for state variations that may apply.

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You may not allocate Contract Value to an IPCS if the Term End Date would occur after the latest Annuity Commencement Date (i.e., the Contract Anniversary immediately following the Annuitant’s 100th birthday).

In addition, we reserve the right to:

•

Add or remove IPCS options;

•

Limit the availability of certain IPCS options to new Contract purchases;

•

Not include a Performance Lock feature in the future on certain or any IPCS options;

•

Declare new Cap Rates, Participation Rates and Trigger Rates for each new Strategy Term, subject to the stated minimum guaranteed rates for that IPCS option;

We may not declare a Cap Rate for a particular Cap with Par and Spread Strategy Term. For any such Strategy Term which we do declare a Cap Rate the Participation Rate will always equal 100% (which means it will never be greater than the minimum guaranteed rate of 100%).

•

Stop offering or replace a reference Index (including during a Strategy Term) if it is discontinued, if the Index is substantially changed, if the Index Values become unavailable, if we no longer have a license agreement with the publishers of the Index, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive. If we replace an Index, we will attempt to select a new Index that has a similar investment objective and risk profile to the original Index. The replacement Index we select may not be satisfactory to you; and

•

Limit the number of IPCS options offered to one. We always intend to offer the 1-Year / -10% Buffer / S&P 500 Index / Cap with Par IPCS option, subject to our right to substitute the Index with one that is substantially similar, which means we will always offer a strategy with a -10% Buffer. If we exercise our right to offer only this IPCS option and you are not satisfied, you may invest in the FRS or surrender the Contract, but the surrender may incur surrender charges, may be subject to taxes (including a 10% tax penalty before age 59 1/2) and, with respect to amounts surrendered from an IPCS that has not been locked in prior to the Term End Date, will be subject to an Interim Value adjustment.

Are there any Restrictions on Contract Benefits?

Yes.

•

The Performance Lock feature may not be available in the future on certain or any IPCS options.

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The Return of Premium Payment Death Benefit is subject to withdrawal adjustments (including any applicable surrender charges), which may be more, even significantly more, then the dollar amount withdrawn.

•

Although you may request a withdrawal at any time, withdrawals will always be taken first from the FRS, then proportionally from locked-in IPCS options, then proportionally from IPCS options that are at the Term End Date, and finally proportionally from IPCS options that are not at the Term End Date. You may not request a partial withdrawal to be withdrawn from a particular Investment Strategy. This means that if you wish to withdraw money from a specific IPCS without the Performance Lock feature before the Term End Date, your only option will be to surrender the Contract, which may incur surrender charges, may be subject to taxes (including a 10% additional tax before age 59 1/2), and, with respect to amounts surrendered from an IPCS prior to the Term End Date, will be subject to an Interim Value adjustment.

Risk Factors Benefits Available Under the Contract Reallocations and Withdrawals

TAXES	LOCATION IN THE PROSPECTUS

What Are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in, withdrawals from, and payments received under the Contract. There is no tax penalty benefit if you purchase the Contract through a Traditional IRA or Roth IRA. Withdrawals are subject to ordinary income tax, and you may be subject to a 10% tax penalty if you withdraw money before age 59 1/2.

Risk Factors Tax Considerations

CONFLICTS OF INTEREST	LOCATION IN THE PROSPECTUS

How Are Investment Professionals Compensated?

Your financial professional may receive compensation for selling the Contract to you in the form of commissions and non-cash compensation. This compensation may influence your financial professional to recommend the Contract over another investment.

Other Information About the Contract – Distribution

Should I Exchange My Contract?

Some financial professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.

Purchasing the Contract – Tax-Free Section 1035 Exchanges

FEE TABLES

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an IPCS or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you surrender or make withdrawals from the Contract. State premium taxes may also be deducted.

Transaction Expenses

Surrender Charge (as a percentage of amount surrendered)[1]	8%

[1]

The surrender charge will be imposed when you take a partial withdrawal or surrender your Contract during the first six Contract Years, unless an exception applies. Each year during the first six Contract Years, however, you may take withdrawals up to the “free withdrawal amount” without incurring a surrender charge. The free withdrawal amount is the greater of (i) 10% of your Contract Value as of the most recent Contract Anniversary (or, in the first Contract Year, 10% of your total premiums paid) or (ii) your RMD under our automatic RMD program.

The surrender charge grades to 0% according to the following schedule:

Contract Year	1	2	3	4	5	6	7+
Surrender Charge Percentage	8%	8%	7%	6%	5%	4%	0%

See “Charges and Adjustments” for more information.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an IPCS before the end of the Strategy Term.

Adjustments

Interim Value Adjustment Maximum Potential Loss (as a percentage of Contract Value )[1]	100%

[1]

The maximum loss could occur in extreme circumstances due to a negative Interim Value adjustment. Transactions that are subject to an Interim Value adjustment include (i) taking a withdrawal or surrendering your Contract, including the deduction of applicable surrender charges and/or premium taxes, (ii) exercising the Performance Lock feature (if available), (iii) annuitization, (iv) the payment of the Standard Death Benefit, and (v) exercising your right to return the Contract (unless the return of premium is greater). See “Charges and Adjustments” for more information.

In addition to the fees described above, the amount you can earn on an IPCS will be limited to the extent the Index return exceeds the Cap Rate (if any) under the Cap with Par Crediting Strategy or the Cap with Par & Spread Crediting Strategy or the Trigger Rate under the Trigger Rate Crediting Strategy. Your returns will also be reduced by the Spread under the Cap with Par & Spread Crediting Strategy. The application of the Crediting Strategy may cause your returns under the IPCS to be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses through the Protection Strategy.

PRINCIPAL RISKS

An investment in the Contract involves certain risks that you should consider prior to purchasing the Contract or making investment decisions.

Market Risk

There is a risk of loss of principal and previously-credited earnings due to poor investment performance, and such losses may be substantial. In recent years, the financial markets have experienced periods of significant volatility and negative returns, contributing to an uncertain and evolving economic environment. Financial markets have been impacted by several interrelating factors, including (but not limited to) pandemics, geopolitical turmoil, rising inflation, economic recessions, interest rate fluctuations, and actions by governmental authorities. Depending on the Investment Strategies you select and the timing of transactions you request (e.g., reallocations, withdrawals, exercise of the Performance Lock feature), you may experience significant negative returns under the Contract.

Index – Linked Option Risks

Protection Strategies

The Protection Strategies provide downside protection from negative Index performance only on the Term End Date, so your risk of loss is greater on any other date during the Strategy Term. For multi-year Strategy Terms, the Protection Strategies are not applied on an annual basis; any negative Index Performance is measured from the Term Start Date to the Term End Date. In other words, the limits on downside loss provided by the Protection Strategy are applied to the Index Performance at the end of the Strategy Term, not during the Strategy Term or over the life of the Contract. If you invest in an IPCS, you will bear the portion of loss that exceeds your Buffer Rate. If you invest in an IPCS with the lowest level of protection currently offered (the -10% Buffer), you could experience losses up to 90% at the end of the Strategy Term due to negative Index Performance. We always intend to offer the 1-Year / -10% Buffer / S&P 500 Index / Cap with Par IPCS option, subject to our right to substitute the Index with one that is substantially similar, which means we will always offer a strategy with a -10% Buffer. If you reinvest your money in the same IPCS over the course of multiple Strategy Terms, you may incur greater losses than the protection level provided by that IPCS over the course of a single Strategy Term.

Crediting Strategies

The Crediting Strategies determine how positive Index performance is credited on the Term End Date, and may limit or enhance your returns under the IPCS. The amount you can earn on an IPCS will be limited to the extent the Index return exceeds (i) the Cap Rate (if any) under the Cap with Par Crediting Strategy or the Cap with Par & and Spread Crediting Strategy, or (ii) the Trigger Rate under the Trigger Rate Crediting Strategy. Your returns will also be reduced by the Spread under the Cap with Par & Spread Crediting Strategy. The application of the Crediting Strategy may cause your returns under the IPCS to be lower than the Index’s returns. For multi-year Strategy Terms, the Crediting Strategies are not applied on an annual basis; any positive Index Performance is measured from the Term Start Date to the Term End Date. In other words, the Crediting Strategy will be applied to the Index Performance at the end of the Strategy Term, not during the Strategy Term or over the life of the Contract. Your investment in an IPCS is not an investment in the Index or the securities tracked by the Index.

Liquidity and Early Withdrawal Risk

The Contract is not designed to be a short-term investment, and it is not appropriate for an investor who intends to take early or frequent withdrawals.

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Surrender Charges. If you take withdrawals or surrender your Contract during the first six Contract Years, a surrender charge will apply to amounts that exceed the free withdrawal amount, unless an exception applies.

•	Negative Interim Value Adjustments. If you withdraw money from an IPCS prior to the Term End Date, the amount available for withdrawal from that IPCS is the Interim Value.

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We calculate the Interim Value based on the value of a hypothetical portfolio of financial instruments designed to replicate the Maturity Value (which is the Index Strategy Value on the Term End Date). The Interim Value could be less than your investment even if the Index is performing positively.

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If you take a withdrawal, the calculation of the Interim Value could result in the loss of principal and previously-credited earnings, and such losses could be substantial. A negative Interim Value adjustment could result in losses as high as 100%. The maximum loss could occur in extreme circumstances due to a negative Interim Value adjustment. Extreme circumstances causing a negative Interim Value Adjustment can be connected to several factors, including but not limited to trading costs and market price changes.

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Partial withdrawals (including systematic withdrawals, RMDs, and any associated charges deducted) from an IPCS that has not been locked in pursuant to exercise of the Performance Lock feature on any day during the Strategy Term other than the Term Start Date and the Term End Date will reduce the Strategy Value Base for the IPCS (which is the base amount that is used to calculate the Interim Value prior to the Term End Date and the Maturity Value on the Term End Date) by the same percentage that the withdrawal reduced the Index Strategy Value for that IPCS, which may be more, even significantly more, than the dollar amount withdrawn. This means that if you take a withdrawal at a time when the Interim Value is less than the Strategy Value Base, the Strategy Value Base will be reduced by more than the amount withdrawn.

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Because surrender charges are imposed when withdrawals are taken during the surrender charge period and adjustments associated with the Interim Value calculation are applied when withdrawals are taken prior to the Term End Date, these withdrawals can result in a loss of principal and previously-credited earnings even if the Index has been performing positively.

•

In addition, the Interim Value calculation could result in a loss that is greater than the level of protection the Protection Strategy would provide on the Term End Date, or a gain that is lower than the return the Crediting Strategy would provide on the Term End Date.

•

The Interim Value is also the amount available from an IPCS if you surrender or annuitize the Contract, exercise of the Performance Lock feature (if available) or your right to return the Contract (unless the return of premium is greater), or if a Standard Death Benefit is paid prior to the Term End Date.

•	Strategy Value Base.

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Partial withdrawals (including systematic withdrawals, RMDs, and any associated charges deducted) from an IPCS that has not been locked in pursuant to exercise of the Performance Lock feature on any day during the Strategy Term other than the Term Start Date and the Term End Date will reduce the Strategy Value Base for the IPCS by the same percentage that the withdrawal reduced the Index Strategy Value for that IPCS. Such a reduction could be more, even significantly more, than the dollar amount withdrawn.

•

The proportional reduction in your Strategy Value Base could be greater than the dollar amount of the withdrawal depending on whether the Interim Value of the IPCS is higher or lower than the Strategy Value Base of that IPCS at the time of the withdrawal. When the Interim Value is less than the Strategy Value Base at the time of the withdrawal, the proportional reduction will always be greater than the dollar amount withdrawn.

•	Withdrawals may have more of an adverse impact on the remaining Interim Value the earlier in the Strategy Term a withdrawal is taken.

•	A lower Strategy Value Base will reduce any credit amount that may be applied on the Term End Date.

•	You cannot reallocate Contract Value into the IPCS to increase your Strategy Value Base during the Strategy Term.

•	Death Benefit.

•	Withdrawals will reduce the Standard Death Benefit on a dollar-for-dollar basis.

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The Return of Premium Payment Death Benefit is subject to withdrawal adjustments (including any applicable surrender charges), which may be more, even significantly more, than the dollar amount withdrawn. (See “Benefits Available Under the Contract – Death Benefit.”)

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Withdrawal Limitation. Amounts are withdrawn from the Investment Strategies in the order described in the “Reallocations and Withdrawals” section. You may not request a partial withdrawal be withdrawn from a particular Investment Strategy. This means that if you wish to withdraw money from a specific IPCS without the Performance Lock feature before the Term End Date, your only option will be to surrender the Contract, which may incur surrender charges, may be subject to taxes (including a 10% tax penalty before age 59 1⁄2), and, with respect to any amounts surrendered from an IPCS prior to the Term End Date, will be based on the Interim Value. The Interim Value could be less than your investment in the IPCS even if the Index is performing positively. See “Charges and Adjustments – Interim Value Adjustment” for more information about the calculation of the Interim Value.

•	Taxes. Withdrawals and surrenders may result in adverse tax consequences, including a 10% tax penalty before age 59 1⁄2.

•	Minimum Account Value. If you take a withdrawal that would cause your Contract Value to fall below $2,000, we may terminate your Contract.

Reallocation Restrictions

Contract Value that is allocated to an IPCS may only be reallocated on the Term End Date, unless (1) you exercise the Performance Lock feature (if available) or (2) the IPCS is matured early and its value reallocated to the FRS due to discontinuation of an Index. Contract Value that is allocated to the FRS and any locked-in Index Strategy Value pursuant to the exercise of the Performance Lock feature may only be reallocated on the next Contract Anniversary. Because of these restrictions, you may not be able to change your investment selections in response to changes in market conditions during the investment term. If you do not want to remain invested in your current allocations until these dates, you may surrender the Contract, which may incur surrender charges, may be subject to taxes (including a 10% tax penalty before age 59 1⁄2), and, with respect to any amounts surrendered from an IPCS prior to the Term End Date, will be based on the Interim Value. The Interim Value could be less than your investment in the IPCS even if the Index is performing positively. See “Charges and Adjustments – Interim Value Adjustment” for more information about the calculation of the Interim Value.

If we do not receive reallocation instructions in Good Order by the close of business on the Term End Date, your current allocations will be reinvested for a new term (in the same IPCS, if available) using the new crediting rates. If the Term End Date is a non-Business Day, reallocation instructions must be received in Good Order no later than the close of business on the Business Day prior to the Term End Date. If the same IPCS is not available, the amount will be automatically reallocated to an IPCS with the same Strategy Term, Index, Protection Strategy, and Crediting Strategy, if available (i.e., only the availability of the Performance Lock feature will differ). If such an IPCS is not available, the amount will be automatically reallocated to the 1-Year Strategy Term / -10% Buffer / S&P 500 Index / Cap with Par / with or without the Performance Lock feature (depending on availability). This reallocation may not be satisfactory to you.

Availability of IPCS Options

We reserve the right to add or remove IPCS investment options. We also reserve the right to limit the availability of certain IPCS to new Contract purchases. An IPCS that is currently available may not be available for reallocations or reinvestment at the end of the Strategy Term (or the next Contract Anniversary after you exercise the Performance Lock feature, if applicable). Certain IPCS may not be available through your financial professional. You may obtain information about the IPCS options that are available to you by contacting your financial professional or our Customer Service Office.

We may limit the number of IPCS options offered to one. We intend always to offer the 1-Year / -10% Buffer / S&P 500 Index / Cap with Par / with or without the Performance Lock feature (depending on availability), subject to our right to substitute the Index, which means we will always offer a strategy with a -10% Buffer. This means that it is possible that we may not offer IPCS options in the future that are attractive to you based on your personal preferences, risk tolerances, or time horizon. If there are no investment options you wish to select, you may surrender the Contract, but the surrender may incur surrender charges, may be subject to taxes (including a 10% tax penalty before age 59 1⁄2), and, with respect to any amounts surrendered from an IPCS prior to the Term End Date, will be based on the Interim Value. The Interim Value could be less than your investment in the IPCS even if the Index is performing positively. See “Charges and Adjustments – Interim Value Adjustment” for more information about the calculation of the Interim Value.

Crediting Rates

We set crediting rates (including Cap Rates, Participation Rates and Trigger Rates, and the FRS interest rate) at our discretion. The crediting rates for new Strategy Terms may be lower than your initial crediting rates, subject to guaranteed minimums. You assume the risk that the crediting rates we set will be less favorable than you find acceptable. Crediting rates for new Contract purchases may be more favorable than the crediting rates for reallocations. We may declare different crediting rates for reallocations based on your Contract Date.

Performance Lock Risk

You may only exercise the Performance Lock feature once during a Strategy Term for each IPCS. After you exercise the Performance Lock feature, your locked-in Index Strategy Value will not increase under any circumstances (even if the Index Performance is positive), and your decision to exercise the Performance Lock feature cannot be revoked. Withdrawals and charges deducted from a locked-in IPCS will reduce the locked-in Index Strategy Value by the amount withdrawn or charge assessed, including any applicable surrender charge. You will not know the Interim Value used to lock in your Index Strategy Value in advance. We use the Interim Value calculated at the end of the Business Day on which we receive your request. You assume the risk that the Interim Value that gets locked in will be lower than the Interim Value you last obtained. Reallocations are only permitted on Contract Anniversaries. Depending on when you exercised the Performance Lock feature, your investment might not participate in Index Performance for as long as one year. There may not be an optimal time to exercise the Performance Lock feature. Your Maturity Value may be higher if you do not exercise the Performance Lock feature. If the Performance Lock feature is exercised for an IPCS, no Crediting or Protection Strategy is applied to the IPCS at any time, including at the time you exercise the Performance Lock feature, on the next Contract Anniversary when the locked-in value will be reallocated or on its Term End Date.

The Performance Lock feature may not be available in the future on certain or any IPCS options. There is a risk that the Performance Lock feature will not be available for a new Strategy Term of the same IPCS option when your current Strategy Term ends and your money is eligible for reinvestment or reallocation. We will send you a notice 30 calendar days in advance of your Contract Anniversary that explains the investment options available to you, including the availability of the Performance Lock feature. You may also contact us at 1-888-GUARDIAN (1-888-482-7342) for information about the investment options available to you. If we do not receive your reallocation instructions at our Customer Service Office by the close of business on the date the reallocation will be effected, the amount will be automatically reinvested for a new Strategy Term in the same IPCS, if available, subject to new crediting rates that we declare for the applicable Crediting Strategy. If the Term End Date is a non-Business Day, reallocation instructions must be received in Good Order no later than the close of business on the prior Business Day. If the same IPCS is not available, the amount will be automatically reallocated to an IPCS with the same Strategy Term, Index, Protection Strategy, and Crediting Strategy, if available (i.e., only the availability of the Performance Lock feature will differ). This means that if you do not provide reallocation instructions, your money could be reinvested into a new Strategy Term (up to 6 years, depending on your investment selections) without the Performance Lock feature. Amounts are withdrawn from the Investment Strategies in the order described in the “Reallocations and Withdrawals” section. You may not request a partial withdrawal be withdrawn from a particular Investment Strategy. This means that if you wish to withdraw money from a specific IPCS without the Performance Lock feature before the Term End Date, your only option will be to surrender the Contract, which may incur surrender charges, may be subject to taxes (including a 10% tax penalty before age 59 1⁄2), and, with respect to any amounts surrendered from an IPCS prior to the Term End Date, will be based on the Interim Value.

Risks Related to the Indices

An investment in the Contract is subject to risks related to the reference Indices, such as:

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Discontinuation or Substitution. An Index may not be available the entire time you own your Contract. If an Index is discontinued or substantially changed, or if the Index Values become unavailable, or if we no longer have a license agreement with the publishers of the Index, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive, we may substitute the Index with a new Index. If we replace an Index, we will attempt to select a new Index that has a similar investment objective and risk profile to the original Index. Such replacement Index may not be satisfactory to you. An Index substitution will not affect the Protection Strategy or Crediting Strategy for the IPCS. However, the performance of the new Index may differ from the original Index. This may negatively affect the amount credited to the IPCS at the end of the Strategy Term or the Interim Value available for Performance Lock. Because reallocations are only permitted at the end of the Strategy Term, if you do not want to remain invested in the IPCS for the remainder of the Strategy Term or exercise the Performance Lock feature (if available) after we substitute the Index, you may surrender the Contract, which may incur surrender charges, may be subject to taxes (including a 10% tax penalty before age 59 1/2), and, with respect to any amounts surrendered from an IPCS prior to the Term End Date, will be based on the Interim Value. The Interim Value could be less than your investment in the IPCS even if the Index is performing positively. See “Charges and Adjustments – Interim Value Adjustment” for more information about the calculation of the Interim Value.

•

Index Performance. The value of each IPCS depends, in part, on the performance of a reference Index. The performance of each Index is based on the value of its component securities, which are subject to a variety of complex and interrelated investment risks that you are indirectly exposed to. These risks may impact financial markets generally, specific market segments, or specific issuers. The historical performance of an Index does not guarantee future results. Because we measure Index Performance from the Term Start Date to the Term End Date, there is a risk that the Index Performance may be negative or zero even if the Index performed positively at times during the Strategy Term.

•	S&P 500® Price Return Index.

This Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, it is more difficult for large-capitalization companies to change their strategies quickly in response to changes in their industries. Large-capitalization companies are typically more well-established and have lower growth rates than small-capitalization companies.

•	Nasdaq-100® Price Return Index.

This Index is comprised of equity securities issued by large-capitalization U.S. and non-U.S. companies, excluding financial companies. In general, it is more difficult for large-capitalization companies to change their strategies quickly in response to changes in their industries. Large- capitalization companies are typically more well-established and have lower growth rates than small-capitalization companies. Political, social and economic developments abroad and differences between the regulations and reporting standards and practices to which foreign issuers are subject as compared to U.S. issuers may affect the Index Performance. In addition, to the extent the component securities are denominated in foreign currencies, their values may be subject to risks related to changes in currency exchange rates. Finally, companies in a particular sector may not perform as well as companies in other sectors or the market as a whole.

•	MSCI EAFE Price Return Index

This Index is designed to follow the performance of large- and mid-capitalization companies across 21 developed markets around the world but excluding the U.S. and Canada. Political, social and economic developments abroad and differences between the regulations and reporting standards and practices to which foreign issuers are subject as compared to U.S. issuers may affect the Index Performance. In addition, to the extent the component securities are denominated in foreign currencies, their values may be subject to risks related to changes in currency exchange rates. Risks of investing in foreign securities are generally increased by investing in emerging market countries.

•	SG Smart Climate Index.

This Index provides investment exposure to the performance of large-capitalization U.S. stocks through its underlying index, the SG Climate Transition Risk Index (the “Underlying SG Index”). These stocks are selected based on proprietary climate risk preparedness scores and certain environmental, social, and governance (“ESG”) filters. In general, it is more difficult for large-capitalization companies to change their strategies quickly in response to changes in their industries. Large-capitalization companies are typically more well-established and have lower growth rates than small-capitalization companies. This Index is also subject to several unique risks, including:

•

ESG Methodology. The Underlying SG Index is composed of stocks that are selected based on an ESG methodology that includes climate risk scores and ESG exclusion filters. Investors’ views about ESG matters vary, and the Underlying SG Index’s ESG methodology may not reflect your beliefs or values. There is no guarantee that the ESG methodology will ultimately enhance the performance of the Index. Companies with lower ESG ratings may perform better than companies with higher ESG ratings over the short or long term. Due to the inherent difficulty of forecasting within complex systems and the general unpredictability of future events, there is no guarantee that the predictive climate risk models used by the Underlying SG Index will identify stocks that will perform well if climate events occur.

•

Performance Drag. The performance of the Index will always be worse than the performance of the Underlying SG Index. The Index reflects deductions that reduce performance, including a 1.50% negative performance adjustment and 0.50% fixed replication costs, each as an annualized percentage of Index Value. In addition, the performance of the Index is reduced by assumed costs of borrowing equal to the U.S. Federal Funds Rate. As of October 6, 2025, the U.S. Federal Funds Rate was 4.09%. The U.S. Federal Funds Rate will fluctuate over time, and may be higher or lower in the future. Without these deductions, the performance of the Index over any one year period would be higher. While these deductions are not charges under the Contract, they result in lower Index Values and may therefore negatively impact the performance of your investment.

•

Index Disruption. Disruptive and extraordinary events could impair the operation of the Index or the Underlying SG Index. For example, these events could relate to the unavailability of necessary data to apply the ESG methodology, an insufficient number of eligible stocks, or the termination or breach of a third-party licensing agreement. Should a disruptive or extraordinary event occur, the Index publisher may take any actions permitted by the Index rules, such as postponing calculations or rebalances, adjusting the terms of the Index to preserve its economic characteristics, restating Index Values, or discontinuing the Index.

•

New Index. The Index and the Underlying SG Index have limited performance histories. Generally, there is less publicly available information about the Index and the Underlying SG Index compared to more established market indices.

•

In addition, although the SG Smart Climate seeks to track the performance of companies with ESG characteristics, amounts invested in an IPCS linked to this Index are not an investment in the Index, the Underlying SG Index, or the component companies of the Underlying SG Index. Amounts you invest in the Contract become assets of the Company. The Company’s assets that support its payment obligations under the Contract are not invested based on ESG considerations.

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No Dividends. The Index Value of a price return index generally does not include income from dividends or other distributions paid by the Index’s component companies, and therefore the Index Value does not fully reflect the performance of the securities that compose the Index. If dividends and other distributions were included, the Index Value would be higher. As a result, a price return Index will underperform similar portfolios from which dividends are reinvested. The SG Smart Climate Index Value reflects a negative performance adjustment, in the form of a “synthetic dividend,” intended to replicate the impact that an annual dividend would have on the Index Value. If this “synthetic dividend” was not applied, the Index Value would be higher. This deduction results in performance drag that will cause the Index to underperform a direct investment in the securities that compose the Index.

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Rights in the Index. An investment in an IPCS is not an investment in the Index or any of its component companies. You have no voting, dividend, liquidation, or other rights with respect to the Index, its publisher, or any of the component companies.

For more information about the Indices, see Appendix C.

Risks Related to the Company

An investment in the Contract is subject to risks related to the Company, such as:

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Financial Strength and Claims-Paying Ability. Any obligations (including under the FRS), guarantees or benefits of the Contract are subject to our financial strength and claims-paying ability. Our obligations under the Contract are supported by the assets of our general account and the separate account, both of which are subject to the claims of our creditors. You may obtain information about our financial condition by reviewing our financial statements included in the Statement of Additional Information.

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Cybersecurity and Business Continuity. Our business is highly dependent on the effective operation of our computer systems and those of our service providers and intermediaries. We are vulnerable to disruptions from utility outages, systems failures (e.g., hardware and software malfunctions) and cyberattacks (including ransomware and malware attacks). Cyberattacks may be systemic (e.g., affecting the internet, cloud services, or other infrastructure) or targeted (e.g., failures in or breach of our systems or those of third parties on whom we rely). The risk of cyberattacks may be higher during periods of geopolitical turmoil, and the continuing use of remote or flexible work arrangements, remote access tools, and mobile technology have expanded potential cyberattack surfaces. Due to the increasing sophistication of cyberattacks, such cybersecurity incidents could occur and persist for an extended period of time without detection.

Cybersecurity incidents may result in the loss, theft, misuse, release, corruption, and destruction of data (including confidential customer or business information), interference with or denial of service, interfere with our ability to process Contract-related transactions (including our ability to calculate Contract Values), and may subject us to regulatory fines, litigation, and financial losses or cause reputational damage. We have established robust and tested plans, procedures and controls to identify potential threats and protect our operations. However, there can be no assurance that we or our service providers and intermediaries will be able to prevent cybersecurity risks from affecting your Contract.

We are also exposed to the risk of natural or man-made disasters, including (but not limited to) storms, fires, floods, earthquakes, public health crises, pandemics (e.g., COVID-19), malicious acts, and terrorist acts, any of which could disrupt our operations and interfere with our ability to administer the Contract.

PURCHASING THE CONTRACT

The Guardian MarketPerform® is an individual single premium deferred registered index-linked annuity contract issued by us that is designed to help you invest your money on a tax-deferred basis for retirement or other long-term financial purposes. The Contract is available for purchase through Traditional IRAs, Roth IRAs, and custodial IRAs (“Qualified Contracts”) or as a Non-Qualified Contract.

The minimum issue age for a Contract Owner is 18 years old. If the Annuitant is under the age of 18, the Owner must be a trust. The maximum issue age is 85 years old.

We will not issue a Contract on February 29 in leap years. We reserve the right to reject any application.

Premium Payment

You may purchase the Contract by completing an application and submitting a premium payment. The minimum premium payment is $25,000. We require prior approval for a premium payment of less than $25,000 or more than $1,000,000 (which includes the single premium payment under the Contract together with any premium payments under other contracts with the same Owner or Annuitant issued by us). The premium payment may be submitted by check, wire transfer or exchange forms or any other form acceptable to us. We will accept the premium payment from multiple sources. We will issue the contract with the premium payment received upon the earlier of the following: (1) the date of receipt of premium payment from all sources or (2) the date the application rate-lock expires with the premium payment received to date. Additional premium payments are not permitted under the Contract. See Appendix B for state variations that may apply.

We are not responsible for lost investment opportunities while we complete our application review process. Any premium payment we receive before we issue the Contract will be held in our general account until we credit the premium payment to your Contract upon issuance, and it will not earn interest during this time. We do not accept any additional premiums after the Contract has been issued.

You may allocate your premium payment to one or more available IPCS options or the FRS. When we issue the Contract, your premium payment is allocated according to your instructions.

Application Rate Lock

We declare new crediting rates (including Cap Rates, Participation Rates, Trigger Rates and the FRS interest rate) from time to time. This means that our current effective crediting rates may be higher or lower than the crediting rates that were in effect when you signed your application. When we issue the Contract, we will apply the crediting rates that were in effect on the date you signed your application to your initial allocations, provided the Contract is issued within 45 calendar days of the date you signed it (for applications received with transfer or exchange forms) or within 21 calendar days of the date you signed it (for applications received with only cash premiums).

If the Contract is issued in the time frame stated above, we will apply the crediting rates that were in effect on the date you signed your application to your initial allocations regardless of whether our current effective crediting rates have increased or decreased since you signed your application. If the Contract is not issued in the time frame stated above for any reason and our current effective crediting rates are lower than the crediting rates that were in effect on the date you signed your application, we will not issue the Contract unless you confirm that you accept the current effective crediting rates for your initial allocations, even though they are lower than the crediting rates that were in effect on the date you signed your application. If the Contract is not issued in the time frame stated above for any reason and our current effective crediting rates are the same or higher than the crediting rates that were in effect on the date you signed your application, we will issue the Contract and apply the current effective crediting rates to your initial allocations.

New crediting rates are declared for new Strategy Terms after your initial allocations and may be higher or lower than the crediting rates that applied to your initial allocations, subject to the minimum guaranteed crediting rates for the particular Investment Strategy. We will send you a notice 30 calendar days in advance explaining the investment options available to you, including the availability of the Performance Lock feature, and how you can obtain the crediting rates that will apply upon reinvestment or reallocation. New crediting rates will be declared at least five (5) Business Days before they go into effect. Any reallocation instructions must be received in Good Order no later than the close of business on the Contract Anniversary on which they will be effected. If the Contract Anniversary is a non-Business Day, reallocation instructions must be received in Good Order no later than the close of business on the Business Day prior to the Contract Anniversary. You may send reallocation instructions by mail to our Customer Service Office, by telephone at 1-888-GUARDIAN (1-888-482-7342), by emailing giac_cru@glic.com, or through our online portal at www.GuardianLife.com. For more information, see “Reallocations and Withdrawals.”

Right to Cancel

If you are not satisfied with your Contract, you can cancel it within a certain time period after receiving it by submitting a written request for cancellation. This right to cancel period is generally 10 days (30 days if your Contract is a replacement), but may differ in certain states. If you exercise your right to cancel, we will not assess a surrender charge. You will receive a full refund of your premium payment or your Contract Value as of the date we receive your cancellation request, whichever is greater. See Appendix B for state variations that may apply.

Tax-Free Section 1035 Exchanges

You can generally exchange one non-qualified annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code of 1986, as amended. Before making an exchange, you should compare both contracts carefully. If you exchange another annuity contract for the Contract described in this prospectus, you may have to pay a surrender charge on your old contract, and there will be a new surrender charge schedule on this Contract, and other charges and benefits may be different. In addition, an exchange may delay our receipt of the premium payment from your existing insurance company and, therefore, the issuance of the Contract may be delayed. You should not exchange another annuity contract for this Contract unless you determine, after comparing all the features, benefits and charges, that the exchange is in your best interest. You should consult with your financial professional before making an exchange.

INVESTMENT STRATEGIES

You can allocate your premium payment and Contract Value to one or more of the Index Protection and Crediting Strategies (“IPCS”) and the Fixed Rate Strategy (“FRS”).

Fixed Rate Strategy

The FRS credits a fixed interest rate daily based on crediting rates that are set and guaranteed by us for a one-year term. Each one-year term ends and a subsequent one-year term begins on the next Contract Anniversary. The interest rate for the first Contract Year is set forth in your Contract. We guarantee that the interest rate for any one-year term will never be lower than 0.15% for the life of your Contract. You assume the risk that the interest rate we declare will not exceed this minimum guaranteed rate.

We will send you a notice 30 calendar days in advance of the Contract Anniversary. This notice will explain the investment options available to you, including the availability of the Performance Lock feature, and how you can obtain the new crediting rates that will apply upon reinvestment or reallocation. New crediting rates will be declared at least five (5) Business Days before they go into effect. Any reallocation instructions must be received in Good Order no later than the close of business on the Contract Anniversary (but no more than 60 calendar days prior to the Contract Anniversary) on which they will be effected. If the Contract Anniversary is a non- Business Day, reallocation instructions must be received in Good Order no later than the close of business on the Business Day prior to the Contract Anniversary. You may send reallocation instructions by mail to our Customer Service Office, by telephone at 1-888-GUARDIAN (1-888-482-7342), by emailing giac_cru@glic.com, or through our online portal at www.GuardianLife.com. On the Contract Anniversary, the Fixed Rate Strategy Value will be automatically reinvested into the FRS subject to the new interest rate, unless you instruct us to reallocate such amount to one or more of the available IPCS options. For more information, see “Reallocations and Withdrawals.”

Information regarding the features of the FRS, including (i) its name, (ii) its term, and (iii) its minimum guaranteed interest rate, is available in Appendix A. See Appendix B for state variations that may apply.

Index Protection and Crediting Strategies (“IPCS”)

Earnings and losses for the IPCS options are calculated over the course of fixed periods, each referred to as a “Strategy Term.” We will credit positive or negative interest at the end of a Strategy Term based on (i) the performance of the Index, adjusted for the Protection Strategy or Crediting Strategy, as applicable, and (ii) the “Strategy Value Base,” which is the initial amount invested in the IPCS, reduced to reflect the effect of any withdrawals (including any applicable surrender charges) you have taken from the IPCS during the Strategy Term. You could lose a significant amount of money due to the Interim Value adjustment if amounts are removed from an IPCS prior to the end of its Strategy Term.

Each IPCS consists of the following components:

•	A reference Index;

•	A Strategy Term;

•	A Protection Strategy;

•	A Crediting Strategy; and

•	The Performance Lock feature, if applicable.

Each of these components is described in more detail below. Information regarding the features of each currently offered IPCS, including (i) the reference Index, (ii) the assets that the Index seeks to track, (iii) its Strategy Term, (iv) its current Protection Strategy rate, and (v) its minimum Crediting Strategy rates, is available in Appendix A.

You may elect to allocate to as many of the available IPCS options as you wish, provided each allocation is at least 1% of the amount reallocated. All allocations must be in whole percentages. Certain IPCS may not be available through your financial professional. You may obtain information about the IPCS options that are available to you by contacting your financial professional or our Customer Service Office. Certain IPCS may not be available in your state. See Appendix B for state variations that may apply.

We reserve the right to add or remove IPCS options. We also reserve the right to limit the availability of certain IPCS options to new Contract purchasers. An IPCS that is currently available may not be available for reallocations or reinvestment at the end of the Strategy Term (or the next Contract Anniversary after you exercise the Performance Lock feature, if applicable). We may limit the number of IPCS options offered to one. However, we intend always to offer the 1-Year / -10% Buffer / S&P 500 Index / Cap with Par / with or without the Performance Lock feature, subject to our right of Index substitution, which means we will always offer a strategy with a -10% buffer. If you are not satisfied with the Investment Strategies that are available in the future, you may surrender the Contract, but the surrender may incur surrender charges and may be subject to taxes (including a 10% tax penalty before age 59 1⁄2).

The features of an IPCS may change from one Strategy Term to the next. We may stop offering or replace a reference Index (including during the Strategy Term); we may declare new crediting rates (Cap Rates, Participation Rates, and Triggers) for each new Strategy Term, subject to the stated minimum guaranteed rates for that IPCS option; and the Performance Lock feature may not be available in the future on certain or any IPCS options.

Strategy Terms

We measure the Index Performance on a point-to-point basis, which means that we compare the Index Value on the Term Start Date to the Index Value on the Term End Date. The Strategy Term is the investment duration of an IPCS. A Strategy Term ends and a subsequent Strategy Term begins on the Contract Anniversary coinciding with the Strategy Term duration for the IPCS. You may allocate to all available IPCS options in multiple Strategy Terms. You may not allocate Contract Value to an IPCS if the Term End Date would occur after the latest Annuity Commencement Date (i.e., the Contract Anniversary immediately following the Annuitant’s 100th birthday).

We currently offer Strategy Terms of 1 year, 3 years, and 6 years. Before selecting an IPCS for investment, you should consider whether you are likely to make a withdrawal from the IPCS, surrender or annuitize your Contract prior to the end of the Strategy Term. Amounts must remain in the IPCS for the full Strategy Term to be credited with full interest under the Crediting Strategy, to receive the full protection of the Protection Strategy, and to avoid a possible negative Interim Value adjustment, in addition to any applicable surrender charges, taxes and tax penalties. Transactions that are subject to an Interim Value adjustment include (i) taking a withdrawal or surrendering your Contract, including the deduction of applicable surrender charges and/or premium taxes, (ii) exercising the Performance Lock feature (if available), (iii) annuitization, (iv) the payment of the Standard Death Benefit, and (v) exercising your right to return the Contract (unless the return of premium is greater). See “Charges and Adjustments – Interim Value Adjustment” for more information.

You should also take into consideration the availability of the Performance Lock feature under the IPCS. If the Performance Lock feature is not available, you will not be able to reallocate your money to another Investment Strategy until the end of the Strategy Term, which may be several years. In addition, you should consider whether you want your returns to be linked to the reference Index for the duration of the Strategy Term, and whether the current protection level and crediting rates are consistent with your investment goals and risk tolerance for that period of time.

Term Start Date. Each IPCS will have a Term Start Date. The Term Start Date is the date when Contract values are allocated to an IPCS. We use the Index Value on the Term Start Date to determine the Index Performance at the end of the Strategy Term. If the Term Start Date is not a Business Day, then we use the Index Value on the prior Business Day. The initial Term Start Date is the Contract Date. Future Term Start Dates will be the Contract Anniversaries on which you reallocate or reinvest Contract Value into a new Strategy Term.

Term End Date. Each IPCS will have a Term End Date. The Term End Date is the date when the credit or loss, as applicable, of an IPCS is calculated by comparing the Index Value on the Term Start Date to the Index Value on the Term End Date and subsequently applying the applicable Crediting Strategy or Protection Strategy. If the Term End Date is not a Business Day, then we use the Index Value on the prior Business Day. The resulting credit or loss is used to determine the Maturity Value.

We will send you a notice 30 calendar days in advance of the Term End Date of an IPCS in which you are currently invested. This notice will explain the investment options available to you for reallocation, including the availability of the Performance Lock feature, and how you can obtain the new crediting rates. New crediting rates will be declared at least five (5) Business Days before they go into effect. Any reallocation instructions must be received in Good Order no later than the close of business on the Term End Date (but no more than 60 calendar days prior to the Term End Date) on which they will be effected. If the Term End Date is a non-Business Day, reallocation instructions must be received in Good Order no later than the close of business on the Business Day prior to the Term End Date. You may send reallocation instructions by mail to our Customer Service Office, by telephone at 1-888-GUARDIAN (1-888-482-7342), by emailing giac_cru@glic.com, or through our online portal at www.GuardianLife.com.

On the Term End Date, the Index Strategy Value will be automatically reinvested into the same IPCS, if available, unless you instruct us to reallocate such amount to a different IPCS or the FRS. Reinvestment into the same IPCS will be subject to new crediting rates that we declare for the applicable Crediting Strategy. If the same IPCS is not available, the amount will be automatically reallocated to an IPCS with the same Strategy Term, Index, Protection Strategy, and Crediting Strategy, if available (i.e., only the availability of the Performance Lock feature will differ). If such an IPCS is not available, the amount will be automatically reallocated to the 1- Year Strategy Term / -10% Buffer / S&P 500 Index / Cap with Par / with or without the Performance Lock feature (depending on availability).

Indices

The return of an IPCS is linked to the performance of the reference Index. However, an investment in an IPCS is not an investment in the Index or in any Index fund. We may add or remove Indices for new Contracts.

The following Indices are currently available:

•	S&P 500® Price Return Index.

The S&P 500 includes 500 large-capitalization stocks from leading companies in leading industries of the U.S. economy. This Index does not include dividends declared by any of the component companies. As a result, the Index will underperform a direct investment in the securities composing the Index. Additional information about the Index can be found at www.spglobal.com.

•	Nasdaq-100® Price Return Index.

The Nasdaq-100 Index® is designed to measure the performance of 100 of the largest Nasdaq-listed non-financial companies and is home to many companies from sectors like technology, healthcare, consumer goods & services, and industrials. This Index does not include dividends declared by any of the component companies. As a result, the Index will underperform a direct investment in the securities composing the Index. Additional information about the Index can be found at www.nasdaq.com.

•	MSCI EAFE Price Return Index.

The MSCI EAFE includes large- and mid-capitalization companies across 21 developed markets around the world, including countries in Europe, Australia, and the Far East, but excluding the U.S. and

Canada. This Index does not include dividends declared by any of the component companies. As a result, the Index will underperform a direct investment in the securities composing the Index. Additional information about the Index can be found at www.nasdaq.com.

•	SG Smart Climate Index

The SG Smart Climate provides investment exposure to the performance of large-capitalization U.S. stocks through the Underlying SG Index. These stocks are selected based on proprietary climate risk preparedness scores and certain ESG filters. Climate risk generally refers to the risk of negative impacts on a company’s business or financial condition due to climate-related conditions around the globe or the transition to a lower carbon economy. The climate risk models used in connection with the Index seek to identify large U.S. companies that are more likely to perform well in future climate scenarios. This Index is an “excess return” Index. Its returns reflect the total return on an investment in the underlying component companies (including reinvestment of all dividends, interest, and other income) less certain negative adjustments and deductions that reduce the performance of the Index. As a result, the Index will underperform a direct investment in the securities composing the Index.

In addition, the performance of the Index is reduced by assumed costs of borrowing equal to the U.S. Federal Funds Rate. As of October 6, 2025, the U.S. Federal Funds Rate was 4.09%. The U.S. Federal Funds Rate will fluctuate over time, and may be higher or lower in the future. Without these deductions, the performance of the Index over any one year period would be higher. While these deductions are not charges under the Contract, they result in lower Index Values and may therefore negatively impact the performance of your investment.

The sponsor of the SG Smart Climate and the Underlying SG Index is Société Générale. The index calculator is S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC). The climate risk models used in connection with the Index are produced by Entelligent, Inc. On January 12, 2022, Société Générale, through an indirect wholly owned subsidiary, acquired a passive ownership interest and a board seat in Entelligent, Inc. Sustainalytics provides the data used to support the ESG exclusion filters. None of these companies are affiliated with the Company.

Additional information about the Index can be found at www.sg-smart-climate.com.

The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% Cap Rate and a hypothetical -10% Buffer Rate. This is reflected in the bar charts as the Index’s “Adjusted” annual returns. The charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.

The performance below is NOT the performance of any IPCS. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the IPCS, and does not reflect Contract fees and charges, including surrender charges and the Interim Value, which reduce performance.

S&P 500® Price Return Index*

*

The Index is a “price return” index, not a “total return” index, and therefore the performance of the Index does not reflect dividends declared by any of the companies included in the Index, reducing the Index return. As a result, the Index will underperform a direct investment in the securities composing the Index.

Nasdaq-100® Price Return Index*

*

The Index is a “price return” index, not a “total return” index, and therefore the performance of the Index does not reflect dividends declared by any of the companies included in the Index, reducing the Index return. As a result, the Index will underperform a direct investment in the securities composing the Index.

MSCI EAFE Price Return Index*

*

The Index is a “price return” index, not a “total return” index, and therefore the performance of the Index does not reflect dividends declared by any of the companies included in the Index, reducing the Index return. As a result, the Index will underperform a direct investment in the securities composing the Index.

SG Smart Climate Index*

*	The Index deducts fees and costs when calculating the Index return, reducing the Index return. As a result, the Index will underperform a direct investment in the securities composing the Index.

There are risks associated with each of the Indices. See “Risk Factors – Risks Related to the Indices” for more information about these risks. See Appendix C for additional information about the Indices.

Index Value. The Index Value of a reference Index on any Business Day is the published closing value of the Index on that date. The Index Value on any day that is not a Business Day (including on the Term Start Date and/ or Term End Date, if such date is not a Business Day) is the closing value of the Index on the prior Business Day.

Index Performance. The credit or loss, as applicable, of an IPCS is based, in part, on the performance of the reference Index. The Index Performance is the percentage change in the Index Value measured from the Term Start Date to the Term End Date. The Index Performance can be positive, negative, or zero. You could lose a significant amount of money if the Index declines in value.

Discontinuation or Substitution of an Index. We reserve the right to stop offering or replace a reference Index if it is discontinued, if the Index is substantially changed, if the Index Values become unavailable, if we no longer have a license agreement with the publishers of the Index, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive. If we replace an Index, we will attempt to select a new Index that has a similar investment objective and risk profile to the original Index. Such replacement Index may not be satisfactory to you. The performance of the new Index may differ from the original Index. We will seek to notify you at least 30 calendar days prior to the discontinuation or substitution of an Index for any IPCS in which you are invested. If we are unable to do so, we will provide notice as soon as reasonably practical.

If we replace an Index during a Strategy Term, the Index Performance used to determine the IPCS Credit Rate (which is the Index Performance after the Protection Strategy or Crediting Strategy is applied) on the Term End Date will reflect the change in the Index Value of the original Index from the Term Start Date to the substitution date and the change in the Index Value of the new Index from the substitution date to the Term End Date. An Index substitution will not change the Protection Strategy or Crediting Strategy rates for the IPCS. The Index Values used to determine the Index Performance on the Term End Date would be:

•	The Index Value of the original Index on the Term Start Date; compared to

•

The sum of the Index Value of the original Index on the last date the original Index was available plus the result of (a) multiplied by (b); where (a) is the percentage change in the Index Value of the new Index from the date the original Index was no longer available to the Term End Date, and (b) is the Index Value of the original Index on the last date the original Index was available.

For example, assume:

Time	Original Index Value	New Index Value
Term Start Date	$1,000	—
At Substitution	$800	$700
Term End Date	—	$900

The percentage change in the Index Value of the new Index from the date the original Index was no longer available ($700) to the Term End Date ($900) = 28.57%. We multiply this by the Index Value of the original Index on the last date the original Index was available ($800) = $228.56. We then add this to the Index Value of the original Index on the last date the original Index was available ($800) = $1,028.56.

The Index Performance used to determine the IPCS Credit Rate on the Term End Date is the percentage change between the Index Value of the original Index on the Term Start Date ($1,000) and the amount calculated above ($1,028.56) = 2.86%. The IPCS Credit Rate and Maturity Value of the affected IPCS on the Term End Date will then be calculated as described in the “Contract Value” section.

If we are unable to find a suitable new Index, we will mature the IPCS on the date the original Index is discontinued. The Index Performance will be determined using the Index Value from the Term Start Date up until the discontinuation date. We will calculate the Maturity Value as if the discontinuation date was the Term End Date. If the Index Performance is negative, the applicable Protection Strategy will apply. If the Index Performance is zero or positive, the applicable Crediting Strategy will apply. See “Contract Value” for more information about how we calculate the Maturity Value on the Term End Date.

The Maturity Value from the affected IPCS will then be transferred to the FRS at the interest rate we declared for your Contract on the prior Contract Anniversary, where it will remain until the next Contract Anniversary. On the next Contract Anniversary, you may reallocate the amounts held in the FRS to any available IPCS. If you do not provide instructions, the amount will remain in the FRS until you provide us with alternative allocation instructions. You may send instructions by mail to our Customer Service Office, by telephone at 1-888- GUARDIAN (1-888-482-7342), by emailing giac_cru@glic.com, or through our online portal at www.GuardianLife.com. Amounts held in the FRS can only be reallocated on a Contract Anniversary. Withdrawals from the FRS may incur surrender charges and may be subject to taxes (including a 10% tax penalty before age 59 1⁄2).

Protection Strategies

The Protection Strategy is the component of an IPCS that determines the IPCS Credit Rate (which is the Index Performance after the Protection Strategy or Crediting Strategy is applied) that will be applied on the Term End Date if the Index Performance is negative. It provides a level of protection from loss. The Protection Strategy of your IPCS will determine how any negative Index Performance is applied to determine your Maturity Value on the Term End Date.

Buffers. The Buffer Rate is the maximum loss we will protect you from at the end of the Strategy Term. If the Index Performance on the Term End Date is negative, we protect you from any loss up to the Buffer Rate. This means that you will only incur a loss if the Index Performance has declined more than your Buffer Rate from the Term Start Date to the Term End Date. The Buffer will only be applied on the Term End Date, and the Buffer Rate is not an annual rate. We currently offer a -10% Buffer, -20% Buffer, and -30% Buffer. If you invest in an IPCS with the highest level of protection (the -30% Buffer), you could experience losses up to 70% at the end of the Strategy Term, depending on the Index Performance. If you invest in an IPCS with the lowest level of protection currently offered (the -10% Buffer), you could experience losses up to 90% at the end of the Strategy Term due to negative Index Performance.

For example:

If the Index Performance is:	Then the IPCS Credit Rate will be:
	-10% Buffer	-20% Buffer	-30% Buffer
-5%	0%	0%	0%
-10%	0%	0%	0%
-20%	-10%	0%	0%
-30%	-20%	-10%	0%
-35%	-25%	-15%	-5%
-100%	-90%	-80%	-70%

The Buffer Rate will not change during the Strategy Term. We will continue to offer these Buffer Rates for each subsequent Strategy Term of the same IPCS. In the future, we may offer new IPCS options with different Protection Strategies or different Buffer Rates, and we may no longer offer the current IPCS options. We will provide you with advance notice if the same IPCS (subject to the same Buffer Rate) is no longer offered. We always intend to offer the 1-Year / -10% Buffer / S&P 500 Index / Cap with Par IPCS option, subject to our right to substitute the Index with one that is substantially similar, which means we will always offer a strategy with a -10% Buffer.

At the end of the Strategy Term, you may reinvest your money in the same IPCS (if available), which will be subject to the same Buffer Rate as the previous Strategy Term, or you may choose to reallocate your money to one of the other available IPCS options or the FRS. If the same IPCS is not available and you do not instruct us to reallocate your money to a different IPCS or the FRS, we will automatically reallocate the amount to an IPCS with the same Strategy Term, Index, Protection Strategy (subject to the same Buffer Rate), and Crediting Strategy, if available (i.e., only the availability of the Performance Lock feature is different). If such an IPCS is not available, the amount will be automatically reallocated to the 1-Year Strategy Term / -10% Buffer / S&P 500 Index / Cap with Par / with or without Performance Lock (depending on availability). This reallocation may not be satisfactory to you. See “Reallocations and Withdrawals” for more information.

The Buffer Rate is set at our discretion. The level of the Buffer Rate we offer for an IPCS, we consider, among other factors, the Crediting Strategy and crediting rates offered, the cost of hedging instruments, protection levels offered by our competitors, and the current market environment. In general, the Buffer Rate will be lower for IPCS options that offer greater potential exposure to positive returns. Before selecting an IPCS for investment, you should consider whether the Buffer Rate is consistent with your risk tolerance and investment goals for the Strategy Term (which may be 1, 3, or 6 years).

Crediting Strategies

The Crediting Strategy is the component of an IPCS that determines the IPCS Credit Rate that will be applied on the Term End Date if the Index Performance is zero or positive. It may limit or enhance positive returns. If the Index Performance is zero or positive on the Term End Date, the Crediting Strategy will use the Index Performance to determine your Maturity Value on the Term End Date.

New crediting rates (including Cap Rates, Participation Rates and Triggers) are declared for new Strategy Terms and may be higher or lower than the current crediting rates, subject to the stated minimum guaranteed crediting rates for that IPCS option. We will send you a notice in advance of the Term End Date of an IPCS in which you are currently invested. This notice will explain the IPCS available to you and how you can obtain the new crediting rates that will apply upon reinvestment or reallocation. New crediting rates will be declared at least five (5) Business Days before they go into effect. The current crediting rates for each IPCS are incorporated into this prospectus by reference from www.guardianlife.com/annuities/rates.

The Cap Rates, Participation Rates, and Trigger Rates are set at our sole discretion. When we establish the current crediting rates for an IPCS, we consider, among other factors, the Protection Strategy and level of protection offered, the cost of hedging instruments, crediting rates offered by our competitors, and the current market environment. In general, crediting rates will be lower for IPCS options that offer greater protection from negative returns. In addition, the maximum crediting rates under the Cap with Par Crediting Strategy will generally be lower than the maximum crediting rates under the Cap with Par & Spread Crediting Strategy. Before selecting an IPCS for investment, you should consider whether the current crediting rates are acceptable to you in return for the level of protection from negative returns that may be applied at the end of the Strategy Term (which may be 1, 3, or 6 years).

Any reallocation instructions must be received in Good Order no later than the close of business on the Term End Date (but no more than 60 calendar days prior to the Term End Date) on which they will be effected. If the Term End Date is a non-Business Day, reallocation instructions must be received in Good Order no later than the close of business on the Business Day prior to the Term End Date. You may send reallocation instructions by mail to our Customer Service Office, by telephone at 1-888-GUARDIAN (1-888-482-7342), by emailing giac_cru@glic.com, or through our online portal at www.GuardianLife.com. See “Reallocations and Withdrawals.”

Cap Rate with Participation Rate (“Cap with Par”). This Crediting Strategy utilizes two components to determine the IPCS Credit Rate: a Cap Rate and a Participation Rate.

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The Cap Rate is the maximum IPCS Credit Rate that may be applied on the Term End Date. We may declare a new Cap Rate for each new Strategy Term, subject to the following minimum guaranteed rates: 1.50% for any IPCS with a 1 year Strategy Term, 5.00% for any IPCS with a 3 year Strategy Term, and 10.00% for any IPCS with a 6 year Strategy Term. We guarantee that the Cap Rate will never be less than these guaranteed minimum rates for the life of your Contract. If we do not declare a Cap Rate for a particular Strategy Term, there is no maximum IPCS Credit Rate for that Strategy Term and your IPCS Credit Rate will, at a minimum, be equal to the Index Performance.

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The Participation Rate is the percentage of Index Performance your investment may be credited with on the Term End Date (subject to the Cap Rate, if applicable). We may declare a new Participation Rate for each new Strategy Term, but the Participation Rate will never be less than 100% for any Cap with Par IPCS. If we declare a Cap Rate for the Strategy Term, the Participation Rate will never be greater than 100%.

The Cap Rate and Participation Rate are measured from the Term Start Date to the Term End Date; they are not annual rates. See Appendix B for state variations that may apply.

The IPCS Credit Rate will equal the lesser of (i) the declared Cap Rate; and (ii) the Index Performance multiplied by the Participation Rate. If we do not declare a Cap Rate for the Strategy Term, the IPCS Credit Rate will equal the Index Performance multiplied by the Participation Rate.

This means that if we declare a Cap Rate, the Participation Rate will always be 100% and the IPCS Credit Rate will equal the Index Performance up to the Cap Rate. The Cap Rate is the maximum IPCS Credit Rate that may apply.

Example: 20.00% Cap Rate with 100.00% Participation Rate
If the Index Performance is:	Then the IPCS Credit Rate will be:
0%	0%
5.00%	5.00%
25.00%	20.00%
50.00%	20.00%

If we do not declare a Cap Rate for the Strategy Term, the Participation Rate will always be at least 100% and the IPCS Credit Rate will be the Index Performance multiplied by the Participation Rate. Because there is no Cap Rate declared, the IPCS Credit Rate will not be subject to a maximum.

Example: No Cap Rate with 100.00% Participation Rate
If the Index Performance is:	Then the IPCS Credit Rate will be:
0%	0%
5.00%	5.00%
25.00%	25.00%
50.00%	50.00%

If we do not declare a Cap Rate for the Strategy Term, we may boost the Participation Rate to above 100%. If we declare a boosted Participation Rate, the IPCS Credit Rate will be greater than the Index Performance and equal to the Index Performance multiplied by the Participation Rate.

Example: No Cap Rate with 125.00% Participation Rate
If the Index Performance is:	Then the IPCS Credit Rate will be:
0%	0%
5.00%	6.25%
25.00%	31.25%
50.00%	62.50%

The Buffer Rate under an IPCS option will remain the same regardless of the crediting rates we declare for new Strategy Terms.

Cap Rate with Participation Rate and Spread (“Cap with Par and Spread”). This Crediting Strategy utilizes three components to determine the IPCS Credit Rate: a Cap Rate, a Participation Rate and a Spread.

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The Cap Rate is the maximum IPCS Credit Rate that may be applied on the Term End Date. We may declare a new Cap Rate for each new Strategy Term, subject to the following minimum guaranteed rates: 1.50% for any IPCS with a 1 year Strategy Term, 5.00% for any IPCS with a 3 year Strategy Term, and 10.00% for any IPCS with a 6 year Strategy Term. We guarantee that the Cap Rate will never be less than these guaranteed minimum rates for the life of your Contract. If we do not declare a Cap Rate for a particular Strategy Term, there is no maximum IPCS Credit Rate for that Strategy Term and your IPCS Credit Rate will, at a minimum, be equal to the Index Performance minus the Spread.

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The Participation Rate is the percentage of Index Performance minus the Spread that your investment may be credited with on the Term End Date (subject to the Cap Rate, if applicable). We may declare a new Participation Rate for each new Strategy Term, but the Participation Rate will never be less than 100% for any Cap with Par & Spread IPCS. We may not declare a Cap Rate for a particular Cap with Par and Spread IPCS. For any Strategy Term for which we do declare a Cap Rate, the Participation Rate will always equal 100% (this means it will never be greater than the minimum guaranteed rate of 100%).

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The Spread is deducted from the Index Performance before the Participation Rate is applied to calculate the IPCS Credit Rate that will be applied. Under no circumstances will the Spread reduce the Index Performance below zero. The Spread will always be 1.00% for any IPCS with a 1 year Strategy Term, 3.00% for any IPCS with a 3 year Strategy Term, and 6.00% for any IPCS with a 6 year Strategy Term.

The Cap Rate, Participation Rate, and Spread are measured from the Term Start Date to the Term End Date. See Appendix B for state variations that may apply.

The IPCS Credit Rate will equal the lesser of (i) the declared Cap Rate minus the spread; and (ii) the Index Performance minus the Spread multiplied by the Participation Rate. If we do not declare a Cap Rate for the Strategy Term, the IPCS Credit Rate will equal the Index Performance minus the Spread multiplied by the Participation Rate.

This means that if we declare a Cap Rate, the Participation Rate will always be 100% and the IPCS Credit Rate will equal the Index Performance up to the Cap Rate minus the Spread. The Cap Rate minus the Spread is the maximum IPCS Credit Rate that may apply.

Example: 20.00% Cap Rate with 100.00% Participation Rate and 1.00% Spread
If the Index Performance is:	Then the IPCS Credit Rate will be:
0%	0%
5.00%	4.00%
25.00%	19.00%
50.00%	19.00%

If we do not declare a Cap Rate for the Strategy Term, the Participation Rate will always be 100% or greater and the IPCS Credit Rate will be the Index Performance minus the Spread multiplied by the Participation Rate. Because there is no Cap Rate declared, the IPCS Credit Rate will not be subject to a maximum.

Example: No Cap Rate with 100.00% Participation Rate and 1.00% Spread
If the Index Performance is:	Then the IPCS Credit Rate will be:
0%	0%
5.00%	4.00%
25.00%	24.00%
50.00%	49.00%

If we do not declare a Cap Rate for the Strategy Term, we may boost the Participation Rate to above 100%. If we declare a boosted Participation Rate, the IPCS Credit Rate will be greater than the Index Performance and equal to the Index Performance minus the Spread multiplied by the Participation Rate.

Example: No Cap Rate with 125.00% Participation Rate and 1.00% Spread
If the Index Performance is:	Then the IPCS Credit Rate will be:
0%	0%
5.00%	5.00%
25.00%	30.00%
50.00%	61.25%

The Buffer Rate under an IPCS option will remain the same regardless of the crediting rates we declare for new Strategy Terms.

Step-Up Trigger. This Crediting Strategy utilizes the Index Performance and the Trigger Rate to determine the IPCS Credit Rate.

The Trigger Rate is the predefined IPCS Credit Rate you receive on the Term End Date if the Index Performance is zero or positive. The Trigger Rate may be higher or lower than the actual Index Performance. We may declare a new Trigger Rate for each new Strategy Term, subject to the following minimum guaranteed rates: 1.00% for any IPCS with a 1 year Strategy Term.

The Trigger Rate is measured from the Term Start Date to the Term End Date; it is not an annual rate. See Appendix B for state variations that may apply.

Example: 12% Trigger Rate
If the Index Performance is:	Then the IPCS Credit Rate will be:
0%	12.00%
5.00%	12.00%
25.00%	12.00%
50.00%	12.00%

Performance Lock

If available, Performance Lock allows you to lock in your Interim Value (less any withdrawals and applicable charges) on any day during the Strategy Term except the Term Start Date or the Term End Date. The locked in value can then be reallocated among the available Investment Strategies on the next Contract Anniversary. You may exercise the Performance Lock feature manually or have it triggered automatically if your Index Strategy Value has increased since the Term Start Date by a target percentage you provide to us by submitting instructions to our Customer Service Office at any time before the Term End Date. There is no additional charge for exercising the Performance Lock feature.

The Performance Lock feature may not be available in the future on certain or any IPCS options. We will send you a notice 30 calendar days in advance of your Contract Anniversary that explains the investment options available to you, including the availability of the Performance Lock feature. You may also contact us by telephone at 1-888-GUARDIAN (1-888-482-7342) for information about the investment options available to you.

For more information, see “Benefits Available Under the Contract – Performance Lock.”

IPCS Crediting Examples

The following examples illustrate how we calculate and credit interest under each Index crediting methodology assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.

Example: 20.00% Cap Rate with 100% Participation Rate and -10% Buffer
Index Performance	-30%	-5%	0%	5%	30%
Strategy Value Base	$25,000	$25,000	$25,000	$25,000	$25,000
IPCS Credit Rate	-20%	0%	0%	5%	20%
Maturity Value	$20,000	$25,000	$25,000	$26,250	$30,000
Example: No Cap Rate with 100% Participation Rate and -10% Buffer
Index Performance	-30%	-5%	0%	5%	30%
Strategy Value Base	$25,000	$25,000	$25,000	$25,000	$25,000
IPCS Credit Rate	-20%	0%	0%	5%	30%
Maturity Value	$20,000	$25,000	$25,000	$26,250	$32,500

Example: No Cap Rate with 125% Participation Rate and -10% Buffer
Index Performance	-30%	-5%	0%	5%	30%
Strategy Value Base	$25,000	$25,000	$25,000	$25,000	$25,000
IPCS Credit Rate	-20%	0%	0%	6.25%	37.5%
Maturity Value	$20,000	$25,000	$25,000	$26,562.50	$34,375

CONTRACT VALUE

On the Contract Date, your Contract Value is your premium payment. Afterwards, your Contract Value is the sum of the value of all your investments in the IPCS (which is the total “Index Strategy Value(s)” for each IPCS you invest in) and the FRS (the “Fixed Rate Strategy Value”). We reserve the right to terminate the Contract if your Contract Value falls below $2,000.

Fixed Rate Strategy Value

The Fixed Rate Strategy Value is the amount allocated to the FRS plus the daily interest credit less any withdrawals (including any applicable surrender charges).

Index Strategy Value

The Index Strategy Value is the value of each IPCS option you are invested in.

On the Term Start Date, the Index Strategy Value equals your allocation to the IPCS.

On the Term End Date, the Index Strategy Value is the Maturity Value (described below).

On any other day during the Strategy Term, the Index Strategy Value is the Interim Value.

Strategy Value Base. The Strategy Value Base is used to determine the Index Strategy Value. It is equal to the amount allocated to an IPCS on the Term Start Date, reduced thereafter on a pro-rata basis for withdrawals (including systematic withdrawals, RMDs, and any applicable surrender charges) taken prior to the Term End Date. This means that the Strategy Value Base will be reduced by the same percentage that the withdrawal reduces the Index Strategy Value for the IPCS. Such reduction may be more, even significantly more, than the dollar amount withdrawn. Because withdrawals are taken proportionally from all of the IPCS options that have not yet matured and are not locked in pursuant to exercise of the Performance Lock feature, the Strategy Value Base of each IPCS option will be reduced. The proportional reduction in your Strategy Value Base could be greater than the dollar amount of the withdrawal depending on whether the Interim Value of the IPCS is higher or lower than the Strategy Value Base of that IPCS at the time of the withdrawal.

See “Reallocations and Withdrawals – Withdrawals and Surrenders” for more information and examples of the effect of withdrawals from an IPCS on the Strategy Value Base.

IPCS Credit Rate. The IPCS Credit Rate is used to determine the Maturity Value on the Term End Date. It is calculated by adjusting any negative Index Performance by the Protection Strategy and adjusting any zero or positive Index Performance by the Crediting Strategy. See “Investment Strategies – Protection Strategies” and “Investment Strategies – Crediting Strategies” for more information and examples of the IPCS Credit Rate calculation.

Maturity Value. The Maturity Value is the Index Strategy Value on the Term End Date, which reflects the Index Performance, the effect of any withdrawals taken and charges deducted from the IPCS over the Strategy Term, and the application of the Crediting Strategy or Protection Strategy, as applicable. The Maturity Value is calculated by adjusting the Strategy Value Base on the Term End Date by the IPCS Credit Rate, as follows:

Maturity Value = Strategy Value Base x (1 + IPCS Credit Rate)

See “Investment Strategies – IPCS Crediting Examples” for examples of the Maturity Value calculation.

Interim Value. The Interim Value is the Index Strategy Value on any day other than the Term Start Date or the Term End Date. It is calculated daily based on the value of a hypothetical portfolio of financial instruments designed to replicate the Maturity Value on the Term End Date. The Interim Value calculation could result in a loss that is greater than the level of protection the Protection Strategy would provide on the Term End Date, or a gain that is lower than the return the Crediting Strategy would provide on the Term End Date. The Interim Value could be less than your investment in the IPCS even if the Index is performing positively. See “Charges and Adjustments – Interim Value Adjustment” for more information about the calculation of the Interim Value.

REALLOCATIONS AND WITHDRAWALS

Reallocations

Contract Value that is allocated to an IPCS may only be reallocated on the Term End Date (which is also a Contract Anniversary), unless (1) you exercise the Performance Lock feature (if available) or (2) the IPCS is matured early and its value reallocated to the FRS due to discontinuation of an Index (as described in “Discontinuation or Substitution of an Index”). Any locked-in Index Strategy Value pursuant to the exercise of the Performance Lock feature may be reallocated on the next Contract Anniversary, whether this Contract Anniversary was the original Term End Date or not. On the Term End Date (or the next Contract Anniversary, in the case of locked-in Index Strategy Value), the Index Strategy Value will be automatically reinvested into the same IPCS with the new crediting rates, if available, unless you instruct us to reallocate such amount to a different IPCS or the FRS. Reinvestment into the same IPCS will be subject to new crediting rates that we declare. If the same IPCS is not available, the amount will be automatically reallocated to an IPCS with the same Strategy Term, Index, Protection Strategy, and Crediting Strategy, if available (i.e., only the availability of the Performance Lock feature is different). If such an IPCS is not available, the amount will be automatically reallocated to the 1-Year Strategy Term / -10% Buffer / S&P 500 Index / Cap with Par / with or without Performance Lock (depending on availability). This reallocation may not be satisfactory to you. If you are invested in an IPCS with the Performance Lock feature and you do not provide reallocation instructions, your money could be reinvested into a new Strategy Term (up to 6 years, depending on your investment selections) without the Performance Lock feature. Because you may not request a partial withdrawal be withdrawn from a particular Investment Strategy, if you wish to withdraw money from a specific IPCS without the Performance Lock feature before the Term End Date, your only option will be to surrender the Contract, which may incur surrender charges, may be subject to taxes (including a 10% tax penalty before age 59 1⁄2), and, with respect to any amounts surrendered from an IPCS prior to the Term End Date, will be based on the Interim Value.

Contract Value that is allocated to the FRS may be reallocated on the next Contract Anniversary. On the Contract Anniversary, the Fixed Rate Strategy Value will be automatically reinvested into the FRS subject to the new interest rate, unless you instruct us to reallocate such amount to one or more of the available IPCS options. If you reallocate the entire amount invested in the FRS to the IPCS options (thereby reducing your Fixed Rate Strategy Value to zero), the reallocation from the FRS will take into account the FRS Guaranteed Surrender Value as described under “FRS Guaranteed Surrender Value” below.

Any reallocation instructions must be received in Good Order no later than the close of business on the Contract Anniversary on which they will be effected, but no more than 60 calendar days prior to such Contract Anniversary. If your Contract Anniversary is a non-Business Day, reallocation instructions must be received in Good Order no later than the close of business on the Business Day prior to the Contract Anniversary. You may send reallocation instructions by mail to our Customer Service Office, by telephone at 1-888-GUARDIAN

(1-888-482-7342), by emailing giac_cru@glic.com, or through our online portal at www.GuardianLife.com.

You may not allocate Contract Value to an IPCS if the Term End Date would occur after the latest Annuity Commencement Date (i.e., the Contract Anniversary immediately following the Annuitant’s 100th birthday).

Crediting Rates. We will send you a notice 30 calendar days in advance explaining the investment options available to you, including the availability of the Performance Lock feature, and how you can obtain the new crediting rates that will apply upon reinvestment or reallocation. New crediting rates may be higher or lower than the current crediting rates, subject to the minimum guaranteed rates for each Investment Strategy. We may declare different crediting rates for reallocations based on your Contract Date. New crediting rates will be declared at least five (5) Business Days before they go into effect. The current crediting rates for each IPCS are incorporated into this prospectus by reference from www.guardianlife.com/annuities/rates.

Withdrawals and Surrenders

During the accumulation phase, you may request a partial withdrawal or full surrender at any time. A partial withdrawal must be at least $100. If you request a withdrawal that would reduce the Contract Value below the minimum Contract Value of $2,000, we will confirm your request and, if confirmed, treat it as a request to fully surrender the Contract.

Amounts will be withdrawn from the Contract in the following order:

1)	First, from amounts invested in the FRS;

2)	Next, proportionally from each IPCS that has been locked in by exercise of the Performance Lock feature (if any), using the locked-in Index Strategy Value;

3)	Next, proportionally from each IPCS that is at its Term End Date (if any), using the Maturity Values on the date of the withdrawal; and

4)

Finally, proportionally from each remaining IPCS, using the Interim Values on the date of the withdrawal. The Interim Value could be less than your investment in the IPCS even if the Index is performing positively. See “Charges and Adjustments – Interim Value Adjustment” for more information about the calculation of the Interim Value.

Example: $50,000 Withdrawal requested during Contract Year 7
	Before Withdrawal	After Withdrawal
Fixed Rate Strategy Value (no FRS Guaranteed Surrender Value) . . . . . . .	$10,000	$0
IPCS A Index Strategy Value (locked in by Performance Lock)	$15,000	$0
IPCS B Index Strategy Value . . . . . . . . .	$45,000	$30,000
IPCS C Index Strategy Value . . . . . . . . .	$30,000	$20,000

In the example above, the $50,000 withdrawal is first taken from the FRS, reducing its value to zero. Next, the withdrawal is taken from IPCS A, which has been locked in by exercise of the Performance Lock feature.

Because the withdrawal is taken during the Contract Year, none of the IPCS options are at their Term Dates on the date of the withdrawal. The remaining $25,000 of the withdrawal is taken proportionally from each of the remaining IPCS. IPCS B’s Index Strategy Value is 60% of the remaining Index Strategy Values and IPCS C’s Index Strategy Value is 40% of the remaining Index Strategy Values, so 60% of the remaining withdrawal ($15,000) is taken from IPCS B and 40% ($10,000) is taken from IPCS C, respectively.

You may not request a partial withdrawal be withdrawn from a particular Investment Strategy. Partial withdrawal requests will always be taken in the order specified above and will always be taken proportionally from each of the IPCS options in each step in the order until they are reduced to zero before the next step in the order is reached. This means that if you wish to withdraw all of the money from an IPCS without the Performance Lock feature before the Term End Date, your only option will be to surrender the Contract, which may incur surrender charges, may be subject to taxes (including a 10% tax penalty before age 59 1⁄2), and, with respect to any amounts surrendered from an IPCS prior to the Term End Date, will be based on the Interim Value. The Interim Value could be less than your investment in the IPCS even if the Index is performing positively. See “Effect of Withdrawals from an IPCS” and “Charges and Adjustments – Interim Value Adjustment” for more information about the calculation of the Interim Value. Any locked-in Index Strategy Value pursuant to the exercise of the Performance Lock feature may be reallocated on the next Contract Anniversary.

You may call 1-888-GUARDIAN (1-888-482-7342) to request a quote of the impact an early distribution would have on your Contract Value. Values are calculated at the end of each Business Day and may be more or less than the values quoted at the time of your call.

Effect of Withdrawals from an IPCS. When you take a partial withdrawal from an IPCS, the Index Strategy Value for that IPCS is reduced dollar-for-dollar by the amount of the withdrawal. This means that a withdrawal from an IPCS on the Term End Date will reduce the Maturity Value available for reallocation by the amount withdrawn from the IPCS. Likewise, a withdrawal from an IPCS prior to the Term End Date will reduce the Interim Value by the amount withdrawn from the IPCS.

If you take a partial withdrawal from an IPCS that has not been locked in pursuant to exercise of the Performance Lock feature on any day during the Strategy Term other than the Term Start Date and the Term End Date, the Strategy Value Base for the IPCS is reduced by the same percentage that the withdrawal reduced the Index Strategy Value for that IPCS, which may be more, even significantly more, than the dollar amount withdrawn.

Withdrawals do not affect the Protection Strategy or Crediting Strategy rates.

The first example below demonstrates the effect of the proportional reduction in the Strategy Value Base when the Interim Value is less than the Strategy Value Base at the time of the withdrawal. The second example demonstrates the effect of the proportional reduction in the Strategy Value Base when the Interim Value is greater than the Strategy Value Base at the time of the withdrawal.

Example: $500 Withdrawal when Interim Value is less than Strategy Value Base
	Before Withdrawal	After Withdrawal
Interim Value . . . . . . . . . . . . . . . . . . . . .	$800	$300
Strategy Value Base . . . . . . . . . . . . . . . .	$1,000	$375

In this example, the $500 withdrawal reduced the Interim Value by 62.5%. Therefore, the Strategy Value Base of the IPCS was reduced by $625 (62.5% of $1,000), a proportional reduction. The proportional reduction in the Strategy Value Base is greater than the amount withdrawn. The Interim Value was reduced dollar-for-dollar by the amount withdrawn.

Example: $500 Withdrawal when Interim Value is greater than Strategy Value Base
	Before Withdrawal	After Withdrawal
Interim Value . . . . . . . . . . . . . . . . . . . . .	$1,250	$750
Strategy Value Base . . . . . . . . . . . . . . . .	$1,000	$600

In this example, the $500 withdrawal reduced the Interim Value by 40%. Therefore, the Strategy Value Base of the IPCS was reduced by $400 (40% of $1,000), a proportional reduction. The proportional reduction in the Strategy Value Base is less than the amount withdrawn. The Interim Value was reduced dollar-for-dollar by the amount withdrawn.

Because the Strategy Value Base is used to calculate the Interim Value prior to the Term End Date, the reduction to the Strategy Value Base generally reduces the Interim Value available for future withdrawals prior to the Term End Date. Because the Strategy Value Base is used to calculate the Maturity Value on the Term End Date, the reduction to the Strategy Value Base will always reduce any credit that may be applied on the Term End Date.

See “Charges and Adjustments – Interim Value Adjustment” for more information.

Surrender Value. The amount available for a full surrender of your Contract, the payment of a death benefit, or annuitization is the “Surrender Value.” The Surrender Value is the sum of (1) all Index Strategy Values less any applicable surrender charge and/or premium taxes and (2) the greater of (i) the Fixed Rate Strategy Value less any applicable surrender charge and/or premium taxes or (ii) the FRS Guaranteed Surrender Value.

FRS Guaranteed Surrender Value. The FRS Guaranteed Surrender Value is a minimum FRS surrender value after any applicable surrender charges have been deducted. In most states, the Guaranteed Surrender Value is 87.5% of amounts allocated to the FRS less withdrawals (excluding any surrender charges) accumulated at the minimum nonforfeiture rate disclosed in your Contract.

When the Fixed Rate Strategy Value is reduced to zero after a withdrawal is processed and the FRS Guaranteed Surrender Value has a positive value remaining, the Fixed Rate Strategy Value will be increased to equal any remaining FRS Guaranteed Surrender Value immediately after the withdrawal.

In addition, if all of the Fixed Rate Strategy Value is reallocated to one or more IPCS options on a Contract Anniversary and there is a positive FRS Guaranteed Surrender Value remaining, that remaining FRS Guaranteed Surrender Value also will be allocated to the IPCS options in the same proportion as the Fixed Rate Strategy Value. After the reallocation, the FRS Guaranteed Surrender Value will remain zero until a new reallocation is made to the FRS.

If you surrender or annuitize your Contract or if a Standard Death Benefit is paid, and there is any excess FRS Guaranteed Surrender Value, the proceeds payable to you or your beneficiary will include the FRS Guaranteed Surrender Value.

There is no Guaranteed Surrender Value for the IPCS options under the Contract. See Appendix B for state variations that may apply.

CHARGES AND ADJUSTMENTS

Surrender Charge

A surrender charge will be imposed when you take a partial withdrawal or surrender your Contract during the first six Contract Years, unless an exception applies. After the first six Contract Years, there is no surrender charge under the Contract. The surrender charge is a percentage of the amount withdrawn or surrendered in excess of your free withdrawal amount (as described below).

The maximum surrender charge is 8%, and grades to 0% as shown in the following table:

Contract Year	1	2	3	4	5	6	7+
Surrender Charge Percentage	8%	8%	7%	6%	5%	4%	0%

You may request a partial withdrawal as a net amount or a gross amount. Your selection will affect the amount you receive and the amount of any surrender charge assessed.

If you request a net amount, you will receive exactly the amount you specified, and your Contract Value will be reduced by the amount you requested plus the amount required to cover any applicable surrender charge. If you request a gross amount, your Contract Value will be reduced by exactly the amount you specified, and you will receive the amount you requested less any applicable surrender charge. In each case, the surrender charge (if any) is assessed against the gross amount withdrawn from your Contract Value less any free withdrawal amount.

If you do not specify the type of withdrawal, we will treat your request as a request to receive a net amount. If your remaining Contract Value is not sufficient to pay the surrender charge, we will deduct the surrender charge from the amount withdrawn.

The surrender charge is intended to compensate us for expenses incurred in the promotion, sale and distribution of the Contract. We may use revenue generated from surrender charges for any legitimate corporate purpose.

We will not assess a surrender charge if:

•	You exercise your right to cancel the Contract (see “Purchasing the Contract – Right to Cancel”);

•	We pay the death benefit to your Beneficiaries (see “Benefits Available Under the Contract – Death Benefit”);

•	You take withdrawals pursuant to the Nursing Home and Terminal Illness rider (described below); or

•	You take withdrawals up to the free withdrawal amount (described below).

Free Withdrawal Amount. Each year during the first six Contract Years, you may take withdrawals up to the free withdrawal amount without incurring a surrender charge. The free withdrawal amount is the greater of (i) 10% of your Contract Value as of the most recent Contract Anniversary (or, in the first Contract Year, 10% of your total premiums paid) or (ii) your RMD under our automatic RMD program. The free withdrawal amount is non-cumulative. Any unused portion in a Contract Year does not carry over to subsequent Contract Years.

Withdrawals and surrenders during the first six Contract Years that, in the aggregate, exceed the free withdrawal amount for that Contract Year will be subject to a surrender charge unless an exception applies. After the first six Contract Years, there is no surrender charge and the free withdrawal amount is no longer applicable.

Surrender Charge Example. Assume you purchase the Contract with a $100,000 premium payment. At the beginning of the 6th Contract Year, your Contract Value is $80,000. Your free withdrawal amount is $8,000 (10% of $80,000). If you surrender your Contract at that time, a surrender charge will apply to the portion of your

Contract Value that exceeds the free withdrawal amount ($72,000 = $80,000 – $8,000). The surrender charge assessed would be $2,880 (4% of $72,000). The amount you will receive is $77,120 ($77,120 = $80,000 – $2,880).

Nursing Home and Terminal Illness. We will waive a surrender charge that would otherwise apply to a withdrawal or surrender if:

•

Any owner who was age 75 or less on the Contract Date is confined to a nursing home or hospital facility for at least 90 consecutive days pursuant to a qualified physician’s diagnosis that such confinement is medically necessary; or

•	Any owner is diagnosed with a terminal illness by a qualified physician and is not expected to survive more than 6 months.

In each case, the subject conditions may not have existed when you purchased the Contract, and you must provide us with written documentation of eligibility satisfactory to us. Additional conditions and requirements may apply and are specified in the rider. These features may not be available in all states. See Appendix B for state variations that may apply.

Premium Taxes

Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them when a death benefit is paid, when the Contract Value is annuitized, or when you surrender the Contract.

Interim Value Adjustment

The Interim Value is the amount available for annuitization under the guaranteed rates in the Contract, payment of the Standard Death Benefit, exercise of the Performance Lock feature (if available) or your right to return the Contract (unless the return of premium is greater), withdrawals and surrenders (including the deduction of applicable surrender charges and/or premium taxes) from an IPCS prior to the Term End Date. The use of the Interim Value in such transactions could result in the loss of principal and previously-credited earnings, and such losses could be as high as 100%. The maximum loss could occur in extreme circumstances due to a negative Interim Value adjustment.

The Interim Value is calculated daily based on the value of a hypothetical portfolio composed of a “Fixed Income Asset Proxy” and a “Derivative Asset Proxy” less the reasonably expected or actual trading costs at the time of determination (“Trading Cost Provision”). The Fixed Income Asset Proxy is a hypothetical fixed income asset that is designed to replicate the Strategy Value Base on the Term End Date and is measured at book value. The Derivative Asset Proxy is a package of hypothetical derivative assets established on the Term Start Date that is designed to replicate what an IPCS Credit Rate on the Term End Date would be, and is measured at market value. This means the Interim Value could be less than your investment even if the Index is performing positively. The Interim Value calculation could result in a loss that is greater than the level of protection the Protection Strategy would provide on the Term End Date, or a gain that is lower than the return the Crediting Strategy would provide on the Term End Date. This is because the Interim Value is an estimate of the current value of the hypothetical portfolio calculated using standard financial industry formulas, not a point to point calculation, and the Protection Strategy and Crediting Strategy are not applied to the Interim Value calculation.

In general, the Interim Value will be negatively impacted by interest rate changes affecting the value of the hypothetical portfolio, higher-than-anticipated Index volatility, and poor market performance. To the extent a negative Interim Value adjustment reduces the Contract Value, it will likewise reduce the Surrender Value and the Standard Death Benefit.

When you take a partial withdrawal from an IPCS prior to the Term End Date, (i) the Interim Value is reduced dollar-for-dollar by the amount of the withdrawal (including any applicable surrender charges and/or premium taxes); and (ii) if the IPCS has not been locked in pursuant to exercise of the Performance Lock feature, the Strategy Value Base is reduced by the same percentage that the withdrawal reduced the Interim Value for that IPCS, which may be more, even significantly more, than the dollar amount withdrawn. When the Interim Value is less than the Strategy Value Base at the time of the withdrawal, the proportional reduction will always be greater than the dollar amount withdrawn. Because the Strategy Value Base is used to calculate the Interim Value prior to the Term End Date, the reduction to the Strategy Value Base generally reduces the Interim Value available for future withdrawals prior to the Term End Date, and withdrawals may have more of an adverse impact on the remaining Interim Value the earlier in the Strategy Term a withdrawal is taken. Because the Strategy Value Base is used to calculate the Maturity Value on the Term End Date, the reduction to the Strategy Value Base will always reduce any credit that may be applied on the Term End Date. See “Reallocations and Withdrawals – Withdrawals and Surrenders” for more information about the effect of withdrawals from an IPCS and examples of the proportional reduction to the Strategy Value Base.

Interim Value adjustments are intended to protect us from losses on assets we may hold to support our financial obligations under the Contract when we must pay out amounts that are removed from an IPCS prior to the Term End Date.

You may call 1-888-GUARDIAN (1-888-482-7342) to request a quote of the impact an early distribution would have on your Contract Value. Values are calculated at the end of each Business Day and may be more or less than the values quoted at the time of your call.

Additional information about the calculation of the Interim Value, including the Interim Value formulas and examples, can be found in the Statement of Additional Information.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the standard benefits available under the Contract.

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Performance Lock	Locks in the Interim Value of an IPCS during the Strategy Term. Locked in value may be reallocated among the available Investment Strategies on the next Contract Anniversary.	No Charge

•

May not be available in the future on certain or any IPCS options

•

May not be exercised on the Term Start Date or the Term End Date

•

May only be exercised once during a Strategy Term for each IPCS with the Performance Lock feature, and cannot be revoked once exercised

•

Locked-in Index Strategy Value will no longer participate in any Index Performance (positive or negative)

•

No Crediting or Protection Strategy will be applied to the locked-in IPCS at any time

•

Locked-in Index Strategy Value will remain in the locked-in IPCS and may not be reallocated or reinvested until the next Contract Anniversary

•

Locked-in Index Strategy Value is calculated at the end of the Business Day on which we receive your request, and therefore may be higher or lower than the Interim Value you last obtained. You will not know the Interim Value used to lock in your Index Strategy Value in advance.

•

Automatic trigger of Performance Lock is not available for IPCS with a Trigger Rate Crediting Strategy.

Standard Death Benefit	Pays a death benefit to your designated Beneficiaries equal to the Contract Value, subject to the FRS Guaranteed Surrender Value.	No Charge	• Owner must be 76 or older on the date the application is signed
Return of Premium Death Benefit	Pays a death benefit to your designated Beneficiaries equal to the greater of (i) the Standard Death Benefit described above or (ii) the premium payment, subject to withdrawal adjustments.	No Charge	• Owner must be younger than 76 years old on the date the application is signed • Withdrawals may reduce the benefit by more, even significantly more, than the dollar amount withdrawn

Performance Lock

If available, Performance Lock allows you to lock in your Interim Value (less any withdrawals and applicable charges) during the Strategy Term, subject to the terms described in this section. For any IPCS with the Performance Lock feature, you may exercise the Performance Lock feature on any day during the Strategy Term except the Term Start Date or the Term End Date. When you exercise the Performance Lock feature, your Interim Value is locked in until the next Contract Anniversary. For example, if you invested $100,000 in an‘IPCS and call in and elect the Performance Lock and your Interim Value on that day equals $105,000, your Index Strategy Value will remain $105,000 and may not be reallocated or reinvested until the next Contract Anniversary. There is no additional charge for exercising the Performance Lock feature.

You may exercise the Performance Lock feature manually by submitting a request to our Customer Service Office. You may also elect to have the Performance Lock feature triggered automatically if your Interim Value has increased since the Term Start Date by a target percent you provide to us in advance by submitting instructions to our Customer Service Office at any time before the Term End Date. For example, if you invested $100,000 in an IPCS and set an automatic trigger of 20%, the automatic trigger will occur if your Interim Value is equal to or greater than $120,000, even if you have taken withdrawals after the Term Start Date. You may change your instructions at any time before an automatic trigger occurs. You may send instructions by mail to our Customer Service Office, by emailing giac_cru@glic.com, or through our online portal at www.GuardianLife.com. You may contact us at 1-888-GUARDIAN (1-888-482-7342) to inquire about your Interim Value and the availability of the Performance Lock feature, but you may not exercise the Performance Lock feature over the phone. The ability to set an automatic Performance Lock is not available with an IPCS with a Step-Up Trigger Crediting Strategy.

Your locked-in value will be the Interim Value calculated at the end of the Business Day on which we receive your request or your target percentage is achieved. If we receive your request on a day that is not a Business Day, your request will be deemed to be received on the next Business Day. The Interim Value does not reflect the performance of the Index. You are not locking in Index Performance. The Interim Value can be negative when the Index performance is positive at the time of lock. The Interim Value adjustment may be negative and could result in a maximum potential loss of up to 100%.

Once exercised, the Index Strategy Value for the locked-in IPCS will no longer participate in any Index Performance (positive or negative). No Crediting or Protection Strategy will be applied to the locked-in IPCS at any time, including at the time you exercise the Performance Lock feature, on the next Contract Anniversary when the locked-in value will be reallocated or on the Term End Date of an IPCS for which you exercised the Performance Lock feature. If you lock in an amount that is lower than the amount you invested in the IPCS on the Term Start Date, you will be locking in a loss. Withdrawals and charges deducted from a locked-in IPCS will reduce the locked-in Index Strategy Value by the amount withdrawn or charge assessed, including any applicable surrender charge.

Your locked-in Index Strategy Value will remain in the locked-in IPCS and may not be reallocated or reinvested until the next Contract Anniversary. On the next Contract Anniversary, you may reallocate the amount held in the locked-in IPCS to any available IPCS or the FRS. If you do not provide instructions, the amount will be automatically reinvested into the same IPCS for which you exercised the Performance Lock feature. Reinvestment into the same IPCS will be subject to new crediting rates that we declare for the applicable Crediting Strategy. If the same IPCS is not available, the amount will be automatically reallocated to an IPCS with the same Strategy Term, Index, Protection Strategy, and Crediting Strategy, if available (i.e., only the availability of the Performance Lock feature will differ). If such an IPCS is not available, the amount will be automatically reallocated to the 1-Year Strategy Term / -10% Buffer / S&P 500 Index / Cap with Par / with or without the Performance Lock feature (depending on availability). This reallocation may not be satisfactory to you.

If you are invested in an IPCS with the Performance Lock feature and you do not provide reallocation instructions, your money could be reinvested into a new Strategy Term (up to 6 years, depending on your investment selections) without the Performance Lock feature. Because you may not request a partial withdrawal be withdrawn from a particular Investment Strategy, if you wish to withdraw money from a specific IPCS without the Performance Lock feature before the Term End Date, your only option will be to surrender the Contract, which may incur surrender charges, may be subject to taxes (including a 10% tax penalty before age 59 1⁄2), and, with respect to any amounts surrendered from an IPCS prior to the Term End Date, will be based on the Interim Value.

The Performance Lock feature, when available, is available for the duration of the Strategy Term. The Performance Lock feature may not be available in the future on certain or any IPCS options. We will send you a notice 30 calendar days in advance of your Contract Anniversary that explains the investment options available to you, including the availability of the Performance Lock feature. You may also contact us by telephone at 1-888-GUARDIAN (1-888-482-7342), for information about the investment options available to you.

Before exercising the Performance Lock feature, you should consider the following factors:

•

You may only exercise the Performance Lock feature once during a Strategy Term for each IPCS with the Performance Lock feature, and the decision to exercise the Performance Lock feature cannot be revoked.

•

You will not know the Interim Value used to lock in your Index Strategy Value in advance. We use the Interim Value calculated at the end of the Business Day on which we receive your request. The Interim Value that gets locked in may be higher or lower than the Interim Value you last obtained. You may not lock in at an optimal time and may lock in at a significant loss.

•

No Crediting or Protection Strategy will be applied at the time you exercise the Performance Lock feature or on the next Contract Anniversary when the locked-in Index Strategy Value will be reallocated, or on the Term End Date. Once the Interim Value is locked you will forego any participation in any Crediting or Protection Strategy.

•

After you exercise the Performance Lock feature, your locked-in Index Strategy Value will not increase under any circumstances. This means that your locked-in Index Strategy Value will not be credited with any interest from the time you exercise the Performance Lock feature until you reallocate your locked-in Index Strategy Value, which is not permitted until your next Contract Anniversary. Your locked-in Index Strategy Value will not be credited with the fixed interest rate we declare for the FRS or any positive interest based on the performance of the Index.

•	Withdrawals and charges deducted from a locked-in IPCS will reduce the locked-in Index Strategy Value by the amount withdrawn or charge assessed, including any applicable surrender charge.

•	Reallocations are only permitted on Contract Anniversaries. Depending on when you exercised the Performance Lock feature, your investment might not participate in Index Performance for up to one year.

•

There may not be an optimal time to exercise the Performance Lock feature. Your Maturity Value may be higher if you do not exercise the Performance Lock feature. No credit or protection levels are applied on the Term End Date of an IPCS option for which you exercised the Performance Lock feature.

Death Benefit

We will pay a death benefit upon receipt, in Good Order at our Customer Service Office, of due proof of the death of any Owner before the Annuity Commencement Date. If the Owner is a non-natural Owner, the death of the Annuitant will be treated as the death of an Owner for purposes of determining whether a death benefit is payable. The death benefit will terminate when a death benefit is paid and the Contract is not continued under spousal continuation (described below) or if the Contract is annuitized or surrendered. The death benefit is included with your Contract for no additional charge.

The death benefit payable will either be the Standard Death Benefit or the Return of Premium Death Benefit, each of which are described in more detail under “Amount of Death Benefit” below.

The death benefit is payable first to:

•	any surviving Owner, if none, then

•	any surviving primary Beneficiary, if none, then,

•	any surviving Contingent Beneficiary, if none then

•	to the last surviving Owner’s estate.

Unless otherwise provided, to receive the death benefit, the party above must be living on the earlier of:

•	the date we receive due proof of death in Good Order at our Customer Service Office; or

•	the 15th day after the date of death.

Calculation of Death Benefit

We will calculate the death benefit as of the Business Day we first receive due proof of death in Good Order at our Customer Service Office. Unless the Contract is continued under spousal continuation (described below), all amounts allocated to the IPCS options will be transferred to the FRS at the interest rate we declared for the Contract on the prior Contract Anniversary, where they will remain until all death benefit proceeds have been distributed.

If we calculate the death benefit on any day other than a Term End Date, the amount available from each IPCS that has not been locked in pursuant to exercise of the Performance Lock feature will be the Interim Value. The Interim Value could be less than your investment in the IPCS even if the Index is performing positively. See “Contract Value” and “Charges and Adjustments – Interim Value Adjustment” for more information about the calculation of the Interim Value.

We will pay the death benefit to the appropriate Beneficiary or Beneficiaries (or surviving joint Owner(s), if applicable) after we receive due proof of death in Good Order.

Multiple Beneficiaries. If there is more than one Beneficiary, each Beneficiary’s portion of the death benefit proceeds will be distributed upon receipt of settlement instructions in Good Order from that Beneficiary. Proceeds for those Beneficiaries who have not provided settlement instructions in Good Order will remain in the Contract until we receive such instructions.

Amount of Death Benefit

If you are 76 years old or older on the date you signed your application, your death benefit is the Standard Death Benefit, which equals the Contract Value, subject to the FRS Guaranteed Surrender Value (see “Reallocations and Withdrawals – FRS Guaranteed Surrender Value”), less any premium taxes.

If you are younger than 76 years old on the date you signed your application, your death benefit is the greater of

(i) the Standard Death Benefit described above or (ii) the Return of Premium Death Benefit, which equals the premium payment, subject to withdrawal adjustments, which may be more, even significantly more, than the dollar amount withdrawn.

The withdrawal adjustment is the greater of:

1.	the dollar amount of the withdrawal taken, including any applicable surrender charges; or

2.

the Return of Premium Death Benefit before the withdrawal multiplied by (a) divided by (b); where (a) is the amount of the withdrawal taken, including any applicable surrender charges; and (b) is the Standard Death Benefit immediately before the withdrawal was taken.

For example, assume you are 75 years old when you purchase the Contract with a $100,000 premium payment and you allocate all of your premium payment to the IPCS options. On the Contract Date, the Standard Death Benefit is $100,000 (less any premium tax) and the Return of Premium Death Benefit is $100,000. Six months later, you request a $10,000 withdrawal at a time when the Contract Value is $80,000. Immediately before the withdrawal, the Standard Death Benefit is $80,000 (less any premium tax) and the Return of Premium Death Benefit is still $100,000. After the withdrawal, the Standard Death Benefit is reduced by $10,000 (the amount of the withdrawal) to $70,000 (less any premium tax). The Return of Premium Death Benefit is reduced by $12,500 (the $100,000 Return of Premium Death Benefit before the withdrawal multiplied by the $10,000 withdrawal divided by the $80,000 Standard Death Benefit immediately before the withdrawal was taken), more than the dollar amount withdrawn. After the withdrawal, the Return of Premium Death Benefit is $87,500 ($100,000 – $12,500).

If there is a change of Ownership (both original Owners, in the case of joint Owners) or Annuitant (in the case of a non-natural Owner), as applicable, the death benefit after such change becomes effective will be the Standard Death Benefit.

If the Contract is continued under spousal continuation (described below) the death benefit payable under the continued Contract is the Standard Death Benefit.

If we receive due proof of death after the Annuity Commencement Date and the date of death was prior to the Annuity Commencement Date, the amount of the death benefit will be reduced by the sum of annuity payments already paid.

Distribution of Death Benefit Proceeds

Non-qualified Contracts. We generally will pay the death benefit in a lump sum, unless the Beneficiary elects to have the death benefit distributed over their life, in accordance with one of the annuity payout options, as described below. A Beneficiary (or surviving Owner, if applicable) who is entitled to a death benefit may defer payment of this sum for up to five years from the date of death.

Instead of a lump sum payment, the Beneficiary or surviving joint Owner, as the case may be, may elect to have the death benefit distributed over their life, or to one of the annuity payout options that contain a life contingency where the applicable guaranteed period does not extend beyond life expectancy. However, this election must be made and distributions must commence within one year of the date of death. If the election to receive annuity payments is not made within this time period, then the lump sum option will be deemed to have been elected, and this Contract will be fully distributed within 5 years of the date of death. We will consider that deemed election as our receipt of settlement instructions regarding payment of the death benefit proceeds. We must receive notification of the choice of alternative payout option at our Customer Service Office at least three (3) Business Days before we pay out the death benefit proceeds and within one year of the date of death.

Qualified Contracts. Your Contract is subject to required minimum distribution (“RMD”) rules that apply different requirements for certain beneficiaries. If your beneficiary is not an eligible designated beneficiary at the time of your death, your beneficiary is required to distribute any remaining interest in the contract by the end of the calendar year of the 10th anniversary of your death. An eligible designated beneficiary is an individual who at the time of your death is 1) your surviving spouse, 2) your minor child, 3) disabled, 4) chronically ill, or 5) any other individual who is not more than 10 years younger than you. Your minor child will no longer be considered an eligible designated beneficiary as of the date they reach majority. After your death and upon reaching the age of majority, such a beneficiary will have 10 years from that date to receive any remaining interest in the contract.

We generally will pay the death benefit in a lump sum, unless the Beneficiary is an eligible designated beneficiary that elects to have the death benefit distributed over their life. However, this election must be made and distributions must commence by the end of the calendar year after the date of death. If the election to receive payments over their lifetime is not made within this time period, then the lump sum option will be deemed to have been elected, and this contract must be fully distributed by the end of the calendar year of the 10th anniversary of the date of death. We will consider that deemed election as our receipt of settlement instructions regarding payment of the death benefit proceeds. If the Beneficiary has not requested receipt of their portion of the death benefit within the ten-year period, we will pay the remaining proceeds to that Beneficiary at that time.

If, when we calculate the death benefit, we also receive settlement instructions for at least one Beneficiary that includes a request for deferral of the payment of the death benefit proceeds or election of an annuity payout option, as described above, or we do not receive settlement instructions in Good Order from all Beneficiaries, any death benefit amount exceeding the Contract Value that is not distributed to the Beneficiaries will be credited to the Contract. This crediting event will constitute satisfaction of our death benefit obligation under your Contract and we will have no further death benefit obligation under the Contract. Any portion of the credited amount that is not distributed to the Beneficiaries as death proceeds at that time will be allocated to the FRS. Such amounts shall remain invested in the Contract until paid out in accordance with settlement instructions from Beneficiaries.

You may designate that a Beneficiary is to receive the death benefit proceeds either through an annuity for life or over a period that does not exceed the life expectancy of that Beneficiary. Such designation must be made in writing in a form acceptable to us, and may only be revoked in your written notice received at our Customer Service Office in Good Order. Upon your death, the Beneficiary cannot revoke or modify any designation you made on how the death benefit proceeds are to be paid.

Upon the death of any Owner, ownership of the Contract before the full distribution of the death benefit proceeds will pass as follows:

•	any surviving Owner, if none then

•	any surviving primary Beneficiary, if none then

•	any surviving Contingent Beneficiary, if none then

•	the last surviving Owner’s estate.

Upon the death of an Annuitant if the Owner is a non-natural Owner, the non-natural Owner will retain ownership of this Contract before the full distribution of the death benefit proceeds.

A non-spousal Beneficiary (or any surviving joint Owner) that is entitled to a death benefit has the right to elect another Beneficiary to receive the death benefit proceeds in the event of their death before the full distribution of the proceeds.

Death On or After the Annuity Commencement Date

If the date of death was on or after the Annuity Commencement Date, no death benefit is payable under the Contract, but there may be a death benefit payable under the annuity payout option you elected.

Non-qualified Contracts. If any Owner dies on or after the Annuity Commencement Date, and before the entire interest in the Contract has been distributed, then any remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death.

Qualified Contracts. If you die on or after the Annuity Commencement Date, and before the entire interest in the Contract has been distributed, then any remaining portion of such interest will be distributed to the Beneficiary pursuant to the RMD rules. A Beneficiary that is an eligible designated beneficiary may continue annuity payments under the method of distribution being used as of the date of death, provided that annuity payments do not extend beyond the Beneficiary’s life expectancy. A Beneficiary that is not an eligible designated beneficiary must distribute any remaining interest in the contract by the end of the calendar year of the 10th anniversary of your death.

Generally, your Beneficiaries will be taxed on the gain in your Contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

Special Requirements

In the event of any Owner’s death, we must distribute all of the Owner’s interest in the Contract according to the following rules:

•

If the Beneficiary (or the sole surviving joint Owner) is not your spouse, and you die before the Annuity Commencement Date, then we must distribute all of your interest in the Contract within five years of your death. These distribution requirements will be satisfied if any portion of the deceased Owner’s interest: is payable to, or for the benefit of, any new Owner, and will be distributed over the new Owner’s life, or over a period not extending beyond the life expectancy of any new Owner.

•

If your spouse is the only primary Beneficiary (or the sole surviving joint Owner) when you die, then your surviving spouse may be able to elect (or may be deemed to have elected) to continue the Contract (as described below).

•	If a Beneficiary is not a natural person, the Beneficiary must elect that the entire death benefit be distributed within five years of your death.

Spousal Continuation

Your Contract may be continued under spousal continuation only if: (1) an Owner dies before the Annuity Commencement Date; and (2) the deceased Owner’s spouse, under federal law, is the sole surviving Owner or the sole surviving primary Beneficiary on the date of such Owner’s death.

If the sole Beneficiary is legally recognized as the decedent’s spouse for federal tax purposes, they may elect to continue the Contract. If the Beneficiary elects this option, the Beneficiary may become the Owner and Annuitant of the Contract and must designate a new Beneficiary. This will give the Beneficiary access to all of the rights and privileges of the Contract. Prior to selecting this option, the Beneficiary may want to review the Contract to determine if the option best suits their needs.

The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and marriages recognized under state law will be recognized for federal law purposes.

We must receive notice of due proof of death (of the Owner) in Good Order at our Customer Service Office. The surviving spouse may provide notice of election of spousal continuation by the 90th day in Good Order at our Customer Service Office.

If the Contract is continued under spousal continuation, the surviving spouse will become the new Owner and will replace the deceased Owner as Annuitant or Contingent Annuitant. All of the Contract Value will remain allocated to the Investment Strategies in accordance with your allocation instructions at that time. If the death benefit proceeds that would have been paid exceed the Contract Value on the date used to calculate the death benefit, then we will credit an amount equal to the difference between the death benefit proceeds and the

Contract Value to the continued Contract, allocated to the FRS. On the next Contract Anniversary, the new Owner may reallocate the Contract Value among the available Investment Strategies. If we do not receive reallocation instructions, the Contract Value will be reinvested as described in the “Reallocations” section.

The death benefit payable under the continued Contract is the Standard Death Benefit as of the end of the Business Day we receive, in Good Order at our Customer Service Office, due proof of death of the surviving spouse.

If the Annuitant is changed under spousal continuation, then the Annuity Commencement Date will be the Contract Anniversary immediately following the new Annuitant’s 100th birthday, unless an earlier date is otherwise elected by the Owner. If the Contract is surrendered or a withdrawal is taken after spousal continuation, the surrender charge will continue to apply as described in the “Surrender Charge” section.

ANNUITIZATION

When you elect to annuitize your Contract under an annuity payout option (the “Annuity Commencement Date”), the accumulation phase ends and the annuity payout phase begins. The Annuity Commencement Date may not be sooner than the 5th Contract Anniversary or later than the Contract Anniversary immediately following the Annuitant’s 100th birthday. See Appendix B for state variations that may apply. When you annuitize your Contract, you will no longer be able to make withdrawals from the Contract and all of the Contract’s other benefits, including the death benefit, will terminate.

If you elect to annuitize on any day other than a Term End Date, the amount available for annuitization from each IPCS that has not been locked in pursuant to exercise of the Performance Lock feature will be the Interim Value. The Interim Value could be less than your investment in the IPCS even if the Index is performing positively. See “Charges and Adjustments – Interim Value Adjustment” for more information about the calculation of the Interim Value.

State premium taxes ranging up to 3.5% may be deducted upon annuitization.

Annuity Payout Options

During the payout phase, you will receive fixed annuity payments according to the annuity payout option you elect.

You can choose among the following annuity payout options before the Annuity Commencement Date:

•

Life Annuity. You will receive fixed payments for the life of the Annuitant. No payments will be made after the Annuitant’s death. It is possible to receive only one payment if the Annuitant dies before the second payment is due.

•

Joint and Survivor Annuity. You will receive fixed payments for the life of two joint Annuitants. When the first Annuitant dies, we will continue to make payments for the life of the survivor. No payments will be made after the last survivor’s death. It is possible to receive only one payment if both Annuitants die before the second payment is due.

•

Life with Period Certain. You will receive fixed payments for the life of the Annuitant. If the Annuitant dies and we have not made payments for the guarantee period, which may be between 5 and 30 years, we will continue to make annuity payments to your designated Beneficiary for the remainder of the guarantee period.

•

Joint and Survivor with Period Certain. You will receive fixed payments for the life of two joint Annuitants. When the first Annuitant dies, we will continue to make payments for the life of the survivor. If the last surviving Annuitant dies and we have not made payments for the guarantee period, which may be between 5 and 30 years, we will continue to make payments to your designated Beneficiary for the remainder of the guarantee period.

•	Period Certain. You will receive fixed payments for the duration of the guarantee period, which may be between 10 and 30 years.

If you do not make an election before the Annuity Commencement Date, Life with Period Certain of 10 years will be automatically applied. At age 100, only the Life Annuity option is available. After payments begin, you cannot change your election. Not all options will meet the required minimum distribution rules for Qualified Contracts.

TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the Contract. It is not intended to be complete, to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information. This summary is based on our understanding of the present federal income tax laws. We make no representation as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

We believe that our Contracts will qualify as annuity contracts for federal income tax purposes and the following summary assumes so. Tax law imposes several requirements that must be satisfied in order to receive the tax treatment normally accorded to annuity contracts.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Internal Revenue Code of 1986, as amended, requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the Annuity Commencement Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the holder’s death. The designated Beneficiary refers to a natural person designated by the holder as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased holder, the Contract may be continued with the surviving spouse as the new holder. If the Contract is owned by a non-natural person, the death or change of the Annuitant will be treated as the death of a holder for purposes of these rules.

The Non-Qualified Contracts contain provisions that are intended to comply with these federal income tax requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. The right of a spouse to continue the Contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages under state law will be recognized for federal law purposes. Partners in a registered domestic partnership, civil union or similar formal relationship under state law that is not denominated as marriage under the laws of that state are not considered married for federal tax purposes. Therefore, the favorable tax treatment provided under federal law to surviving spouses is not applicable to such partners and spousal continuation in such cases is not available. Please consult with a tax advisor with questions regarding your tax situation.

Other rules may apply to Qualified Contracts.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you will not be taxed on increases in the Contract Value of a Contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of a Contract’s Contract Value and, in the case of a Qualified Contract (described below), any portion of an interest in the qualified plan generally will be treated as a distribution. If an Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or to a former spouse incident to divorce), the Owner will be taxed on the difference between the Surrender Value and the investment in the Contract at the time of the transfer.

When annuity payments begin, you generally will be taxed only on the investment gains you have earned and not on the premium payment you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once you reach age 59 1⁄2, die or are disabled; otherwise, a 10% tax penalty may be applied against any amounts included in income unless one of several exceptions applies. Additional exceptions may apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the tax penalty. The Owner generally will be responsible for taxes owed on taxable distributions from the Contract, but different results could apply in some cases if the Owner names someone other than the Owner as the payee under the Contract.

If you invest in an annuity as part of an individual retirement plan, your Contract is called a Qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person owns a non-qualified annuity contract, the Owner generally must include in income any increase in the excess of the Contract Value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.

The following summary generally applies to Contracts owned by natural persons.

Withdrawals Before the Annuity Commencement Date. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the Contract Value immediately before the distribution that exceeds the Owner’s investment in the Contract. Generally, the Owner’s investment in the Contract is the amount equal to the premium payment or other consideration paid for the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no tax penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1⁄2

•	made from an immediate annuity contract

•	made on or after the death of an Owner

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer or the joint lives (or life expectancies) of the taxpayer and a Beneficiary.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1⁄2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1⁄2 under any option that provides for a period certain annuity in connection with a deferred annuity contract may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty.

Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the Contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income. In addition, the Internal Revenue Code provides special rules for a partial annuitization, where annuity payments are received for life or at least 10 years under part of an annuity contract while the rest of the contract remains in a deferred status.

Taxation of Death Benefits. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract

•	if distributed under a payout option, they are generally taxed in the same way as annuity payments.

Transfers, Assignments and Contract Exchanges. Transferring or assigning ownership of a Contract, designating an Annuitant other than the Owner, selecting certain maturity dates or exchanging a Contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new Owner, Annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding Tax. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts issued by the Company or its affiliates to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the Contract Owner’s income when a taxable withdrawal occurs.

Taxation of Qualified Contracts

Qualified arrangements receive tax-deferred treatment as a formal retirement plan through provisions of the Internal Revenue Code. There is no added tax-deferred benefit of funding such qualified arrangements with tax-deferred annuities. While the Contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Accounts and Annuities (IRAs). As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income and other factors.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits.

Contributions to Roth IRAs are not tax-deductible and contributions must be made in cash or as a rollover or transfer from another arrangement from which the tax law allows such rollovers or transfers to be made. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from Roth IRAs are generally not taxed if they meet certain requirements. In addition to the income tax and 10% tax penalty which generally applies to distributions of earnings made before age 59 1⁄2, income tax and a 10% tax penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% tax penalty may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Tax Penalty on Certain Withdrawals. Distributions from Qualified Contracts may be subject to ordinary income taxes and a 10% additional federal tax on the amount treated as income. However, there is generally no tax penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made on or after the death of an Owner

•	attributable to the taxpayer’s becoming disabled

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1⁄2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1⁄2 under any option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances and certain exemptions may not be applicable to certain types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty.

Assigning Contract Interests. If the Contract is a Qualified Contract, the Owner’s interest in the Contract cannot be assigned. Assigned contract interests may be treated as a taxable distribution to the Contract Owner.

Other Tax Issues. In the case of a withdrawal under a Qualified Contract; a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero.

Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. There is a 25% excise tax on any shortfall to taking the full RMD for a year, which is reduced to 10% if the shortfall is corrected within two years.

For IRAs, RMDs must begin by an individual’s “applicable age.” For most other Qualified Contracts, distributions generally must begin by the later of the individual’s applicable age or retirement. For individuals who reached age 70 1⁄2 before January 1, 2020, the applicable age is 70 1⁄2. For individuals who reached age 72 before January 1, 2023, the applicable age is 72. For individuals who reached age 72 after December 31, 2022 and reach age 73 before 2033, the applicable age is 73. If an individual reaches age 73 after 2032, the applicable age is 75. For Roth IRAs or accounts, no RMDs are required during the individual’s lifetime.

Annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a) plans and certain other plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee from such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as Beneficiary or alternate payee) chooses a “direct rollover” from the plan to an eligible retirement plan as defined in the Internal Revenue Code; or (ii) a non-spouse Beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” (GST) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.

Medicare Tax

Distributions from non-qualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity contract purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, if the payee is a foreign financial institution or a non-financial foreign entity within the meaning of the Internal Revenue Code as amended by the Foreign Account Tax Compliance Act, distributions to the payee could be subject to 30% withholding irrespective of the status of any beneficial owner or the existence of a treaty. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchasers country of citizenship or residence. Certain non-participating and non-compliant foreign entities may be subject to 30% withholding under the Foreign Account Tax Compliance Act (FATCA) unless the contract is considered grandfathered. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to a Contract purchase.

Our Income Taxes

At the present time, we make no charge for any federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine are attributable to the Contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes

Tax law is subject to change and may be subject to interpretation. There is always the possibility that the tax treatment of the Contract could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment annuity Contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend this summary as tax advice.

OTHER INFORMATION ABOUT THE CONTRACT

Ownership Provisions

Owner. As the Owner, you have all interests in and rights under the Contract. We may permit ownership by a corporation or other legal entity (such as a trust). Subject to our administrative rules, the Owner has the right to designate Beneficiaries, change the Annuitant, select an annuity payout option before the payout phase begins, and exercise all other rights, benefits and privileges permitted by the Contract or us. Any assignment or change of Owner is subject to our approval and administrative rules at the time of the request. A Non-Qualified Contract can be owned jointly by natural persons. Either Owner may exercise all rights under the Contract.

Annuitant. The Annuitant is the person(s) on whose life annuity payments are based upon in the payout phase of the Contract. Under joint ownership, the older Owner must be the Annuitant. Any change of Annuitant is subject to our approval and administrative rules at the time of the request.

Beneficiary. The person(s) you designate to receive a death benefit under the Contract upon your death. You may change the Beneficiary at any time unless you have named an irrevocable Beneficiary. Upon your death, a Beneficiary may make elections on how distributions will be made.

Assignment

The Contract may not be assigned without our prior consent. To the extent permitted by law, we reserve the right to refuse our consent on a non-discriminatory basis, including to the extent necessary to ensure a trading market for the Contracts does not develop. You may request to assign your rights under the Contract by submitting a written request to our Customer Service Office. We will not be bound by an assignment until we acknowledge it. We are not responsible for the validity or effect of any assignment or for any payment we make or action we take before we approve and record notice of the assignment. Any claim made under an assignment is subject to proof of interest and the extent of the assignment. An assignment may result in adverse tax consequences.

The Contract is not designed for resale, speculation, arbitrage, viatical settlements or any other type of collective investment scheme. The Contract may not be traded on any stock exchange or secondary market.

Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including annuity, life, and other insurance policy proceeds) under various circumstances. For example, if a death benefit payment is due, but we are unable to locate the Beneficiary after a thorough search and the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit may escheat. However, the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with proper documentation. In addition to unclaimed property laws, we may be required to escheat property by regulatory demand, finding, agreement or settlement. To prevent escheatment, it is important for you to keep your information up to date, including the contact and identifying information for yourself, your Beneficiaries, and any other relevant parties.

Suspension of Payments

We will ordinarily pay any death benefit, annuity payment, withdrawal or surrender proceeds within seven days after the date we receive your request in Good Order, or due proof of death and settlement instructions in Good Order, at our Customer Service Office. We reserve the right to suspend or delay payments or processing of transactions, including withdrawals and reallocations or annuity payments and death benefits, if:

•	The New York Stock Exchange is closed (other than a customary weekend or holiday closing);

•	Trading on the New York Stock Exchange is restricted;

•	We are unable to calculate the Contract Value or the amount of the payment; or

•	When permitted by applicable regulatory provisions.

The General Account

Our obligations and any guaranteed benefits under the Contract (including under the FRS, the IPCS, and the death benefit) are supported by our general account and are subject to our financial strength and claims-paying ability. Assets in the general account are not segregated for the benefit of any particular contract or obligation. Our general account is chargeable with liabilities arising out of other business we conduct.

The Separate Account

We established a non-unitized separate account to hold certain assets to support our obligations under the Contracts. We are the sole owner of the assets of the separate account. We may invest and trade those assets in any manner we choose, subject to applicable laws and regulations. All investment income, gains and losses, realized or unrealized, from assets held in the separate account are borne by us. You do not participate in the performance of the assets held in the separate account. All benefits payable under the Contract are determined without reference to the investment performance of the assets held in the separate account. We are obligated to pay all amounts owed under the Contracts even if the amount exceeds the assets held in the separate account. Any amount that exceeds the assets of the separate account is paid from our general account. The separate account is not insulated, meaning the assets of the separate account are chargeable with liabilities arising out of other business we conduct. We reserve the right, subject to applicable regulatory approvals, to change the structure and operation of the separate account.

Distribution

The Contract is offered continuously and is sold by insurance agents who are licensed by GIAC and who are either registered representatives of Park Avenue Securities LLC (“PAS”) or of broker-dealer firms that have entered into sales agreements with PAS and GIAC. PAS and such other broker-dealers are members of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter of the contract is PAS, located at 10 Hudson Yards, New York, New York 10001. PAS is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), our parent company.

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the Contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations. Commissions paid in conjunction with the Contracts will be up to 7.5% on the premium. A commission of up to 0.50% of the unliquidated premium of the Contract may be paid quarterly beginning in the 18th contract month. If the oldest Owner is age 81 or older on the Contract’s issue date, commissions paid in conjunction with the Contracts will be up to 3.75% on premium and, beginning in the 18th contract month, a commission of up to 0.50% of the unliquidated premiums may be paid quarterly.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including, for example, additional sales or service compensation while a Contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals for the sale of Contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

In addition to the compensation described above, GIAC may make additional cash payments or make reimbursements to some broker-dealers in recognition of their marketing and distribution, transaction processing, and/or administrative services support. Marketing and distribution support services may include, among other services, placement of GIAC’s products on the broker-dealers’ preferred or recommended list, access to the broker-dealers’ registered representatives for purposes of promoting sales of GIAC’s products, assistance in training and education of GIAC’s agents, and opportunities for GIAC to participate in sales conferences and educational seminars. Payments or reimbursements may be calculated as a percentage of the particular broker dealer’s actual or expected aggregate sales of all of our variable contracts, or assets held within those contracts, and/or may be a fixed dollar amount. Additionally, we may increase the sales compensation paid to broker- dealers for a period of time for the sale of a particular product.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ among firms. Firms and/or individual registered representatives within some firms that participate in one of these compensation arrangements might receive greater compensation for selling this Contract than for selling a different annuity contract that is not eligible for these compensation arrangements. As a result, these payments may serve as an incentive for broker-dealers to promote the sale of particular products. You should ask your registered representative for further information about what commissions or other compensation they, or the broker-dealer for whom they work, may receive in connection with your purchase of a Contract. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including conflicts of interest that such arrangements may create. You may wish to take such payments and arrangements into account when considering and evaluating any recommendation relating to the Contract.

If you return your Contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

No specific charge is assessed directly to Contract Owners to cover commissions or other forms of compensation described above. We do intend to recoup commissions and other sales expenses and incentives that we pay, however, through fees and charges deducted under the Contract and other corporate revenue.

The Guardian Insurance & Annuity Company, Inc.

The Guardian Insurance & Annuity Company, Inc. (the “Company”), a stock life insurance company, was incorporated on March 2, 1970, in the State of Delaware and is a wholly owned subsidiary of The Guardian Life Insurance Company of America, Inc. (“Guardian Life”), a mutual life insurance company. The Company is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts, fixed deferred annuity contracts, fixed indexed annuities and immediate annuity contracts, variable universal life, and term life insurance policies. The Company issues the Contracts and is obligated to pay all amounts under the Contracts, subject to our financial strength and claims-paying ability.

The Securities and Exchange Commission (“SEC”) maintains an internet site (www.sec.gov) that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. We rely on the exemption from the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) provided by Rule 12h-7 under the 1934 Act.

The Company’s principal business address is 10 Hudson Yards, New York, New York 10001.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings in the ordinary course of business. From time to time, state and federal regulators and other officials conduct examinations or take other actions dealing with various aspects of our industry. In some of these legal proceedings, substantial damages have been sought and material settlements have been made. We cannot predict the ultimate outcome of any pending legal proceeding or regulatory action. However, we do not believe any pending action or legal proceeding will have a material adverse impact on the separate account, the ability of Park Avenue Securities LLC to perform its distribution agreement, or our ability to meet our obligations under the Contracts.

Financial Statements

The statutory financial statements of the Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024 are included in the Statement of Additional Information.

APPENDIX A

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Index Protection and Crediting Strategies

The following is a list of IPCS currently available under the Contract. We may change the features of the IPCS listed below (including the Index and the current limits on Index gains and losses), offer new IPCS, and terminate existing IPCS. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.guardianlife.com/annuities/rates. See “Investment Strategies – Index Protection and Crediting Strategies (“IPCS”)” in the prospectus for more information about the features of the IPCS.

Note: If amounts are removed from an IPCS before the end of its Strategy Term, we will apply an Interim Value adjustment. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the option until the end of the Strategy Term. See “Charges and Adjustments – Interim Value Adjustment” in the prospectus for more information about Interim Value adjustments.

Index	Type of Index	Strategy Term	Crediting Strategy	Current Protection Strategy Rates (if held until end of Strategy Term)	Minimum Crediting Strategy Rates (for the life of the IPCS)
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	One Year	Cap with Par	-10% Buffer	1.50% Cap 100% Participation
S&P 500® Price Return Index1; 3; 5	U.S. Large Cap Equities	One Year	Cap with Par & Spread	-10% Buffer	1.50% Cap 100% Participation 1.00% Spread
S&P 500® Price Return Index1; 5	U.S. Large Cap Equities	One Year	Step-Up Trigger Rate	-10% Buffer	1.00% Trigger
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	One Year	Cap with Par	-20% Buffer	1.50% Cap 100% Participation
S&P 500® Price Return Index1; 3; 5	U.S. Large Cap Equities	One Year	Cap with Par & Spread	-20% Buffer	1.50% Cap 100% Participation 1.00% Spread
S&P 500® Price Return Index1; 5	U.S. Large Cap Equities	One Year	Trigger Rate	-20% Buffer	1.00% Trigger
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	Three Year	Cap with Par	-10% Buffer	5.00% Cap 100% Participation
S&P 500® Price Return Index1; 3; 5	U.S. Large Cap Equities	Three Year	Cap with Par & Spread	-10% Buffer	5.00% Cap 100% Participation 3.00% Spread
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	Three Year	Cap with Par	-20% Buffer	5.00% Cap 100% Participation
S&P 500® Price Return Index1; 3; 5	U.S. Large Cap Equities	Three Year	Cap with Par & Spread	-20% Buffer	5.00% Cap 100% Participation 3.00% Spread
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	Six Year	Cap with Par	-10% Buffer	10.00% Cap 100% Participation
S&P 500® Price Return Index1; 3; 5	U.S. Large Cap Equities	Six Year	Cap with Par & Spread	-10% Buffer	10.00% Cap 100% Participation 6.00% Spread

Index	Type of Index	Strategy Term	Crediting Strategy	Current Protection Strategy Rates (if held until end of Strategy Term)	Minimum Crediting Strategy Rates (for the life of the IPCS)
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	Six Year	Cap with Par	-20% Buffer	10.00% Cap 100% Participation
S&P 500® Price Return Index1; 3; 5	U.S. Large Cap Equities	Six Year	Cap with Par & Spread	-20% Buffer	10.00% Cap 100% Participation 6.00% Spread
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	Six Year	Cap with Par	-30% Buffer	10.00% Cap 100% Participation
S&P 500® Price Return Index1; 3; 5	U.S. Large Cap Equities	Six Year	Cap with Par & Spread	-30% Buffer	10.00% Cap 100% Participation 6.00% Spread
Nasdaq-100® Price Return Index[1]	Non-Financial Large Cap Equities	One Year	Cap with Par	-10% Buffer	1.50% Cap 100% Participation
Nasdaq-100® Price Return Index1; 3; 5	Non-Financial Large Cap Equities	One Year	Cap with Par & Spread	-10% Buffer	1.50% Cap 100% Participation 1.00% Spread
Nasdaq-100® Price Return Index[1]	Non-Financial Large Cap Equities	One Year	Cap with Par	-20% Buffer	1.50% Cap 100% Participation
Nasdaq-100® Price Return Index1; 3; 5	Non-Financial Large Cap Equities	One Year	Cap with Par & Spread	-20% Buffer	1.50% Cap 100% Participation 1.00% Spread
Nasdaq-100® Price Return Index[1]; 4	Non-Financial Large Cap Equities	Three Year	Cap with Par	-10% Buffer	5% Cap 100% Participation
Nasdaq-100® Price Return Index1; 3; 5	Non-Financial Large Cap Equities	Three Year	Cap with Par & Spread	-10% Buffer	5% Cap 100% Participation 3.00% Spread
Nasdaq-100® Price Return Index1; 4	Non-Financial Large Cap Equities	Three Year	Cap with Par	-20% Buffer	5% Cap 100% Participation
Nasdaq-100® Price Return Index1; 3; 5	Non-Financial Large Cap Equities	Three Year	Cap with Par & Spread	-20% Buffer	5% Cap 100% Participation 3.00% Spread
Nasdaq-100® Price Return Index[1]; 4	Non-Financial Large Cap Equities	Six Year	Cap with Par	-10% Buffer	10% Cap 100% Participation
Nasdaq-100® Price Return Index1; 3; 5	Non-Financial Large Cap Equities	Six Year	Cap with Par & Spread	-10% Buffer	10% Cap 100% Participation 6.00% Spread
Nasdaq-100® Price Return Index1; 4	Non-Financial Large Cap Equities	Six Year	Cap with Par	-20% Buffer	10% Cap 100% Participation
Nasdaq-100® Price Return Index1; 3; 5	Non-Financial Large Cap Equities	Six Year	Cap with Par & Spread	-20% Buffer	10% Cap 100% Participation 6.00% Spread
Nasdaq-100® Price Return Index1; 4	Non-Financial Large Cap Equities	Six Year	Cap with Par	-30% Buffer	10% Cap 100% Participation
Nasdaq-100® Price Return Index1; 3; 5	Non-Financial Large Cap Equities	Six Year	Cap with Par & Spread	-30% Buffer	10% Cap 100% Participation 6.00% Spread
MSCI EAFE Price Return Index[1]	International Equities	One Year	Cap with Par	-10% Buffer	1.50% Cap 100% Participation

Index	Type of Index	Strategy Term	Crediting Strategy	Current Protection Strategy Rates (if held until end of Strategy Term)	Minimum Crediting Strategy Rates (for the life of the IPCS)
MSCI EAFE Price Return Index[1]	International Equities	One Year	Cap with Par	-20% Buffer	1.50% Cap 100% Participation
SG Smart Climate Index2; 3	U.S. Large Cap Equities with ESG Characteristics	One Year	Cap with Par	-10% Buffer	1.50% Cap 100% Participation
SG Smart Climate Index2; 3	U.S. Large Cap Equities with ESG Characteristics	One Year	Cap with Par	-20% Buffer	1.50% Cap 100% Participation
SG Smart Climate Index2; 3	U.S. Large Cap Equities with ESG Characteristics	Three Year	Cap with Par	-10% Buffer	5.00% Cap 100% Participation
SG Smart Climate Index2; 3	U.S. Large Cap Equities with ESG Characteristics	Three Year	Cap with Par	-20% Buffer	5.00% Cap 100% Participation
SG Smart Climate Index2; 3	U.S. Large Cap Equities with ESG Characteristics	Six Year	Cap with Par	-10% Buffer	10.00% Cap 100% Participation
SG Smart Climate Index2; 3	U.S. Large Cap Equities with ESG Characteristics	Six Year	Cap with Par	-20% Buffer	10.00% Cap 100% Participation
SG Smart Climate Index2; 3	U.S. Large Cap Equities with ESG Characteristics	Six Year	Cap with Par	-30% Buffer	10.00% Cap 100% Participation

[1]

The Index is a “price return” index, not a “total return” index, and therefore the performance of the Index does not reflect dividends declared by any of the companies included in the Index, reducing the Index return. As a result, the Index will underperform a direct investment in the securities composing the Index.

[2]	The Index deducts fees and costs when calculating the Index return, reducing the Index return. As a result, the Index will underperform a direct investment in the securities composing the Index.
[3]	This IPCS is not available under Contracts issued in the state of New York.
[4]	This IPCS is only available for Contracts issued in conjunction with applications signed on or after May 1, 2025.
[5]	This IPCS is only available for Contracts issued in conjunction with applications signed on or after December 8, 2025.

We always intend to offer the 1-Year / -10% Buffer / S&P 500 Index / Cap with Par IPCS option, subject to our right to substitute the Index with one that is substantially similar, which means we will always offer a strategy with a -10% Buffer.

If you invest in an IPCS with the Cap with Par Crediting Strategy, we guarantee that the Participation Rate will never be less than 100%, and the Cap Rate will never be less than 1.50% for any IPCS with a 1 year Strategy Term, 5.00% for any IPCS with a 3 year Strategy Term, and 10.00% for any IPCS with a 6 year Strategy Term. If you invest in an IPCS with the Cap with Par & Spread Crediting Strategy, we guarantee that (i) the Participation Rate will never be less than 100%; (ii) the Cap Rate will never be less than 1.50% for any IPCS with a 1 year Strategy Term, 5.00% for any IPCS with a 3 year Strategy Term, and 10.00% for any IPCS with a 6 year Strategy Term; and (iii) the Spread will never be greater than 1.00% for any IPCS with a 1 year Strategy Term. If you invest in an IPCS with the Trigger

Rate Crediting Strategy, we guarantee that the Trigger Rate will never be less than 1.00% for any IPCS with a 1 year Strategy Term.

See Appendix B for state variations that may apply.

Fixed Rate Strategy

The following describes the Fixed Rate Strategy currently available under the Contract. We may change the features of the FRS, offer new FRS options, and terminate the existing FRS. We will provide you with written notice before doing so. See “Investment Strategies – Fixed Rate Strategy” in the prospectus for more information about the features of the FRS.

Name	Term	Minimum Guaranteed Interest Rate
Fixed Rate Strategy	One Year	0.15%

The Fixed Rate Strategy is not registered under the 1933 Act nor is it registered as an investment company under the 1940 Act. The fixed rate strategy disclosures are subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures.

APPENDIX B

STATE VARIATIONS

The prospectus provides a general description of the Contract, but your state may provide different features from, and impose difference costs than, those described in the body of the prospectus. This appendix identifies material state-specific variations. The Contract is not available for sale in the state of Oregon.

State	Contract Variation
AZ	Free Look	Upon written request, we will provide reasonable factual information regarding the benefits and provisions of this contract. You may return this Contract for any reason within ten (10) days (thirty (30) days if the Owner is age 65 or older or if this Contract is identified as a replacement at the time of the application) of receiving it. This is called the Free Look Period. You may return it to the Company or the agent or agency through whom it was purchased prior to the end of the Free Look Period. If returned, this Contract will be treated as if it had never been issued. The amount refunded will be the greater of the premium paid and the Contract Value.

FL	Free Look	You may return this Contract for any reason within twenty one (21) days of receiving it. This is called the Free Look Period. You may return it to the Company or the agent or agency through whom it was purchased prior to the end of the Free Look Period. If returned, this Contract will be treated as if it had never been issued. The amount refunded will be the greater of the premium paid and the Contract Value.

ID	Free Look	You may return this Contract for any reason within twenty (20) days of receiving it. This is called the Free Look Period. You may return it to the Company or the agent or agency through whom it was purchased prior to the end of the Free Look Period. If returned, this Contract will be treated as if it had never been issued. The amount refunded will be the greater of the premium paid and the Contract Value.

MA	Data Page Only applies to contracts issued prior to December 3, 2024

Actuarial Basis of Computation

The actuarial basis for Payment Option annuity rates is the 2012 Individual Annuity Mortality (IAM) Period Table (50/50 blend of male and female mortality) using the Age Nearest Birthday. The applicable annuity rates for income payment options are determined based on a one-year age setback plus an additional year setback for every three (3) full years after 2012, and 0.50%.

Data Page Only applies to contracts issued on or after December 3, 2024

Actuarial Basis of Computation

The actuarial basis for Payment Option annuity rates is the 2012 Individual Annuity Mortality (IAM) Period Table using the Age Nearest Birthday. The applicable annuity rates for income payment options are determined based on a one-year age setback plus an additional year setback for every three (3) full years after 2012, and 0.50%.

	Waiver of Surrender Charge Only applies to contracts issued prior to December 3, 2024	Terminal Illness An illness or condition certified by a Physician as a condition that can reasonably expect to result in death within 24 months. The diagnosis of

State	Contract Variation

Terminal Illness must occur after the Contract Date. Benefit Eligibility Any Surrender Charge under the Contract will be waived if an Owner has been diagnosed by a Physician after the Contract Date with a Terminal Illness as defined in this endorsement.

Waiver of Surrender Charge Only applies to contracts issued on or after December 3, 2024

Terminal Illness

An illness or condition certified by a Physician as a condition that can reasonably expect to result in death within 6 months. The diagnosis of Terminal Illness must occur after the Contract Date.

Benefit Eligibility

Any Surrender Charge under the Contract will be waived if an Owner satisfies any of the following qualifying events: an Owner has been diagnosed by a Physician after the Contract Date with a Terminal Illness as defined in this endorsement. An Owner whose age on the Contract Date is 75 or less is confined to a Skilled Nursing Facility. In order to be eligible for this qualifying event, the request for surrender must occur:

(a)   while currently confined to a Skilled Nursing Facility; and

(b)   on or after the Benefit Eligibility Date.

In addition, the confinement must also:

(a)   have begun after the Contract Date; and

(b)   be in effect for at least 90 consecutive days.

MN	Free Look

You may return this Contract for any reason within ten (10) days (thirty (30) days if this Contract is identified as a replacement at the time of the application) of receiving it. This is called the Free Look Period. You may return it to the Company or the agent or agency through whom it was purchased prior to the end of the Free Look Period. If returned, this Contract will be void from the beginning and the amount refunded will be the greater of the premium paid and the Contract Value. Such amount will be refunded within ten (10) days of the date we receive notice of cancellation and the returned Contract.

ND	Free Look

You may return this Contract for any reason within twenty (20) days of receiving it. This is called the Free Look Period. You may return it to the Company or the agent or agency through whom it was purchased prior to the end of the Free Look Period. If returned, this Contract will be treated as if it had never been issued. The amount refunded will be the greater of the premium paid and the Contract Value.

NJ	Free Look Only applies to contracts issued prior to December 3, 2024	You may return this Contract for any reason within ten (10) days (thirty (30) days if this Contract is identified as a replacement at the time of the application) of receiving it. This is called the Free Look Period. You may return it to the Company or the agent or agency through whom it was purchased prior to the end of the Free Look Period. If returned, this Contract will be treated as if it had never been issued. The amount refunded will be the greater of the premium paid and the Contract Value (including any contract fees and charges).

State	Contract Variation

	Free Look Only applies to contracts issued on or after December 3, 2024	You may return this Contract for any reason within ten (10) days (thirty (30) days if this Contract is identified as a replacement at the time of the application) of receiving it. This is called the Free Look Period. You may return it to the Company or the agent or agency through whom it was purchased prior to the end of the Free Look Period. If returned, this Contract will be treated as if it had never been issued. The amount refunded will be the greater of the premium paid and the Contract Value.

	Premium Only applies to contracts issued prior to December 3, 2024	Minimum premium is $10,000. Max premium is $1,500,000.

Premium Only applies to contracts issued on or after December 3, 2024

Minimum premium is $25,000. Max without prior approval:

•

Ages 0 to 75 on the application signed date: only consider accommodation requests above the $1.5 million max from multiple contracts with the same owner

•

Ages 76+ on application signed date: $1,000,000

	FRS Guaranteed Surrender Value Only applies to contracts issued prior to December 3, 2024	The FRS Guaranteed Surrender Value is a minimum FRS surrender value after any applicable surrender charges have been deducted. In most states, the Guaranteed Surrender Value is 90% of amounts allocated to the FRS less withdrawals (excluding any surrender charges) accumulated at the minimum nonforfeiture rate disclosed in your Contract.

	FRS Guaranteed Surrender Value Only applies to contracts issued on or after December 3, 2024	The FRS Guaranteed Surrender Value is a minimum FRS surrender value after any applicable surrender charges have been deducted. In most states, the Guaranteed Surrender Value is 87.5% of amounts allocated to the FRS less withdrawals (excluding any surrender charges) accumulated at the minimum nonforfeiture rate disclosed in your Contract.

NY	Index Protection and Crediting Strategies	IPCS options that reference the SG Smart Climate Index are not available for investment.

	Minimum Guaranteed Rates	If you invest in an IPCS with the Cap Rate with Participation Rate (“Cap with Par”) Crediting Strategy, we guarantee that the Participation Rate will never be less than 100%, and the Cap Rate will never be less than 4.00% for any IPCS with a 1 year Strategy Term, 12.00% for any IPCS with a 3 year Strategy Term, and 18.00% for any IPCS with a 6 year Strategy Term. If you invest in an IPCS with the Cap Rate with Participation Rate and Spread (“Cap with Par & Spread”) Crediting Strategy, we guarantee that (i) the Participation Rate will never be less than 100%, (ii) the Cap Rate will never be less than 4.00% for any IPCS with a 1 year Strategy Term, 12.00% for any IPCS with a 3 year Strategy Term, and 18.00% for any IPCS with a 6 year Strategy Term, and (iii) the Spread will never be greater than 1.00% for any

State	Contract Variation

IPCS with a 1 year Strategy Term, 3.00% for any IPCS with a 3 year Strategy Term, and 6.00% for any IPCS with a 6 year Strategy Term. If you invest in an IPCS with the Trigger Rate Crediting Strategy, we guarantee that the Trigger Rate will never be less than 1.00% for any IPCS with a 1 year Strategy Term.

	Discontinuation and Substitution of an Index	If an Index is no longer publicly available either because it has been discontinued or due to our inability to license the use of such Index, a comparable alternative Index, approved by the Superintendent of the Department of Financial Services, will be substituted for the remainder of the Index Term.

	Performance Lock	Only same-day lock-ins are permitted via telephone request. You may not provide instructions for an automatic trigger of the Performance Lock feature by telephone request. A telephone request to exercise the Performance Lock feature may only be cancelled by telephone before the end of the Business Day.

	Free Look	You may return this Contract for any reason within ten (10) days (sixty (60) days if this Contract is identified as a replacement at the time of the application) of receiving it. This is called the Free Look Period. You may return it to the Company or the agent or agency through whom it was purchased prior to the end of the Free Look Period. If returned, this Contract will be treated as if it had never been issued. The amount refunded will be the greater of the premium paid and the Contract Value.

FRS Guaranteed Surrender Value

There is no FRS Guaranteed Surrender Value. When the Fixed Rate Strategy Value is reduced to zero by a withdrawal, reallocation, surrender, annuitization, or the payment of a death benefit, additional amounts attributable to the FRS Guaranteed Surrender Value will not be credited as described in the Prospectus.

The Surrender Value is the sum of (1) all Index Strategy Values less any applicable surrender charge and (2) the Fixed Rate Strategy Value less any applicable surrender charge.

	Annuitization	The Annuity Commencement Date may not be sooner than the first day of the 14th month after the Contract Date.

	Betterment of Rates	The annuity benefit will not be less than that which would be provided by applying the Contract Value on the date the annuity benefit is determined to purchase any single premium immediate annuity we offer at that time to the same class of annuitants. If we are not offering a single premium immediate annuity at the time the annuity benefit is determined, then when determining current purchase rates for that annuity benefit, our expectation is to set those current rates to be consistent with the economic conditions and industry marketplace at that time.

	Annuity Payout Options	If a shorter Payout Option is elected and the payment for that guaranteed period is the same or less than the same Payout Option with a longer guarantee period, we will provide the longer guarantee period regardless of the election.

State	Contract Variation

	Suspension of Payments	As permitted, if we defer making any death benefit payment, annuity payment, and/or withdrawal or surrender proceed payment for up to six (6) months after receiving a request for such payment, subject to the requirement of the State of New York, interest will be credited during the deferral period.

OK	Free Look	You may return this Contract for any reason within ten (10) days (thirty (30) days if this Contract is identified as a replacement at the time of the application) of receiving it. This is called the Free Look Period. You may return it to the Company or the agent or agency through whom it was purchased prior to the end of the Free Look Period. If returned, this Contract will be treated as if it had never been issued. The amount refunded will be the greater of the premium paid and the Contract Value. If such a refund is not made within 30 days from the date of cancellation, then we will pay interest at the rate required under Oklahoma law.

PA	Free Look	You may return this Contract for any reason within ten (10) days (twenty (20) days if this Contract is identified as a replacement at the time of the application) of receiving it. This is called the Free Look Period. You may return it to the Company or the agent or agency through whom it was purchased prior to the end of the Free Look Period. If returned, this Contract will be treated as if it had never been issued. The amount refunded will be the greater of the premium paid and the Contract Value.

	Waiver of Surrender Charge	Recurrent Periods of Confinement to a Skilled Nursing Facility We will consider recurrent periods of confinement to a Skilled Nursing Facility from the same cause or causes to be one continuous period of confinement and will not apply a new waiting period unless each period is separated by a recovery of six months or more.

RI	Free Look	You may return this Contract for any reason within twenty (20) days (thirty (30) days if this Contract is identified as a replacement at the time of the application) of receiving it. This is called the Free Look Period. You may return it to the Company or the agent or agency through whom it was purchased prior to the end of the Free Look Period. If returned, this Contract will be treated as if it had never been issued. The amount refunded will be the greater of the premium paid and the Contract Value.

TX	Free Look Only applies to contracts issued prior to December 3, 2024	You may return this Contract for any reason within twenty (20) days (thirty (30) days if this Contract is identified as a replacement at the time of the application) of receiving it. This is called the Free Look Period. You may return it to the Company or the agent or agency through whom it was purchased prior to the end of the Free Look Period. If returned, this Contract will be treated as if it had never been issued. The amount refunded will be the greater of the premium paid and the Contract Value plus any contract fees and charges that were deducted.

State	Contract Variation

	Free Look Only applies to contracts issued on or after December 3, 2024	You may return this Contract for any reason within ten (10) days (thirty (30) days if this Contract is identified as a replacement at the time of the application) of receiving it. This is called the Free Look Period. You may return it to the Company or the agent or agency through whom it was purchased prior to the end of the Free Look Period. If returned, this Contract will be treated as if it had never been issued. The amount refunded will be the greater of the premium paid and the Contract Value.

	FRS Guaranteed Surrender Value Only applies to contracts issued prior to December 3, 2024	The FRS Guaranteed Surrender Value is a minimum FRS surrender value after any applicable surrender charges have been deducted. In most states, the Guaranteed Surrender Value is 90% of amounts allocated to the FRS less withdrawals (excluding any surrender charges) accumulated at the minimum nonforfeiture rate disclosed in your Contract.

	FRS Guaranteed Surrender Value Only applies to contracts issued on or after December 3, 2024	The FRS Guaranteed Surrender Value is a minimum FRS surrender value after any applicable surrender charges have been deducted. In most states, the Guaranteed Surrender Value is 87.5% of amounts allocated to the FRS less withdrawals (excluding any surrender charges) accumulated at the minimum nonforfeiture rate disclosed in your Contract.

WA	Free Look Only applies to contracts issued prior to December 3, 2024	You may return this Contract for any reason within ten (10) days (thirty (30) days if this Contract is identified as a replacement at the time of the application) of receiving it. This is called the Free Look Period. You may return it to the Company or the insurance producer or agency through whom it was purchased prior to the end of the Free Look Period. If returned, this Contract will be treated as if it had never been issued. The amount refunded will be the greater of the premium paid and the Contract Value. An additional 10% shall be added to any refund due which is not paid within thirty (30) days of return of the Contract to the Company or insurance producer or agency through whom it was purchased.

	Free Look Only applies to contracts issued on or after December 3, 2024	You may return this Contract for any reason within ten (10) days (thirty (30) days if this Contract is identified as a replacement at the time of the application) of receiving it. This is called the Free Look Period. You may return it to the Company or the agent or agency through whom it was purchased prior to the end of the Free Look Period. If returned, this Contract will be treated as if it had never been issued. The amount refunded will be the greater of the premium paid and the Contract Value.

Waiver of Surrender Charge Only applies to contracts issued prior to December 3, 2024

Terminal Illness

An illness or condition certified by a Physician as a condition that can reasonably expect to result in death within 24 months. The diagnosis of Terminal Illness must occur after the Contract Date.

Waiver of Surrender Charge Only applies to contracts issued on or after December 3, 2024

Terminal Illness

An illness or condition certified by a Physician as a condition that can reasonably expect to result in death within 6 months. The diagnosis of Terminal Illness must occur after the Contract Date

APPENDIX C

INDEX DISCLOSURES

S&P 500®

The S&P 500 is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by The Guardian Insurance & Annuity Company, Inc., a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Licensee”). S&P®, S&P 500®, US 500, The 500 are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by The Guardian Life Insurance Company of America. It is not possible to invest directly in an index. Guardian Registered Index Linked Annuity are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones does not make any representation or warranty, express or implied, to the owners of the Guardian Registered Index Linked Annuity or any member of the public regarding the advisability of investing in securities generally or in the Guardian Registered Index Linked Annuity particularly or the ability of the S&P 500 to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to The Guardian Life Insurance Company of America with respect to the S&P 500 is the licensing of the S&P 500 and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 is determined, composed and calculated by S&P Dow Jones Indices without regard to The Guardian Life Insurance Company of America or the Guardian Registered Index Linked Annuity. S&P Dow Jones Indices has no obligation to take the needs of The Guardian Life Insurance Company of America or the owners of the Guardian Registered Index Linked Annuity into consideration in determining, composing or calculating the S&P 500. S&P Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the The Guardian Life Insurance Company of America’s Products. There is no assurance that investment products based on the S&P 500 will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.

NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA, OWNERS OF THE GUARDIAN REGISTERED INDEX LINKED ANNUITY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY

BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Nasdaq-100®

The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100® Index to track general stock market performance. The Corporations’ only relationship to The Guardian Insurance & Annuity Company, Inc. (“Licensee”) is in the licensing of the Nasdaq®, Nasdaq-100 Index®, Nasdaq-100®, NDX®, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/ OR UNINTERRUPTED CALCULATION OF NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI EAFE

The registered index-linked annuity product (“Product”) referred to herein is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such Product or any index on which such Product is based. The Product Contract contains a more detailed description of the limited relationship MSCI has with The Guardian Insurance & Annuity Company, Inc. and the related Product.

SG SMART CLIMATE

The SG Smart Climate Index is the exclusive property of SG Americas Securities, LLC (together with its affiliates, “SG”). SG has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P”) to maintain and calculate the SG Smart Climate Index. “SG Americas Securities, LLC”, “SGAS”, “Société Générale”, “SG”, “Société Générale Indices”, “SGI”, “SG Smart Climate Index”, and “SG Climate Transition Risk Index” (collectively, the “SG Marks”) are trademarks or service marks of SG or have been licensed for use by SG from Entelligent, Inc. (“Entelligent”). SG has licensed use of the SG Marks to The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and sub-licensed the use of certain Entelligent marks (the “Entelligent Marks”) for use in a registered indexed annuity offered by GIAC (the “Product”). SG’s sole contractual relationship with GIAC is to license the SG Smart Climate Index and the SG Marks and sub-license the Entelligent Marks to GIAC. None of SG, S&P, Entelligent or other third party licensor to SG (each individually, an “Index Party” and collectively, the “Index Parties”) is acting, or has been authorized to act, as an agent of GIAC or has in any way sponsored, promoted, solicited, negotiated, endorsed, offered, sold, issued, supported, structured or priced any Product or provided investment advice to GIAC.

The Index Parties have no obligation to make payments under the Product. The Index Parties make no representation or warranty, express or implied, to investors in the Product and hereby disclaim all warranties (including, without limitation, those of merchantability or fitness for a particular purpose or use): (a) regarding the advisability of investing in any products linked to the SG Smart Climate Index or (b) the suitability or appropriateness of an exposure to the SG Smart Climate Index in seeking to achieve any particular objective, including meeting its stated target volatility. No Index Party shall have any responsibility or liability for any losses in connection with the Product, including with respect to design, issuance, administration, actions of GIAC, marketing, trading or performance of the Product. The Index Parties have not prepared any part of this document and no statements made herein can be attributed to the Index Parties. SG does not act as an investment adviser or provide investment advice in respect of the Index or the Product and does not accept any fiduciary or other duties in relation to the SG Smart Climate Index, the Licensee, the Product or any investors in the Product. The Index Parties shall have no liability for any act or failure to act in connection with the determination, adjustment or maintenance of the SG Smart Climate Index. Without limiting the foregoing, the Index Parties shall have no liability for any damages or lost profits, even if notified of the possibility of such damages. The Index reflects deductions that reduce performance, including a 1.50 negative performance adjustment and 0.50% fixed replication costs, each as an annualized percentage of Index Value. In addition, the performance of the Index is reduced by assumed costs of borrowing equal to the U.S. Federal Funds Rate. As of October 6, 2025, the U.S. Federal Funds Rate was 4.09%. The U.S. Federal Funds Rate will fluctuate over time, and may be higher or lower in the future.

Additional Information Regarding the SG Smart Climate Provided by the Company

Underlying SGI Index

The SG Smart Climate is composed of a single underlying index, the SG Climate Transition Risk Index (the “Underlying SG Index”). The Underlying SG Index is a weighted index comprised of 150 to 250 stocks selected from the S&P 500® Index. The Underlying SG Index return reflects the total return on an investment in the component stocks (including reinvestment of all dividends, interest, and other income) less the fixed replication costs (described below).

Stocks are selected and weighted for the Underlying SG Index on a quarterly basis using the following fully systematic and rules-based process:

•

Step One — ESG Exclusion Filters: Starting with all the companies included in the S&P 500® Index, proprietary filters are applied to exclude companies that fail to pass certain ESG criteria. Based on these filters, the following companies may be excluded from the Underlying SG Index:

•	Companies involved in major controversies (i.e., operations incidents, employee incidents, governance incidents) that have an impact on the environment and society, and associated business risks;

•	Companies involved in a range of products, services, or business activities that are generally viewed as being controversial (e.g., weapons, tobacco, gambling, thermal coal); and

•	Companies breaching any U.N. Global Compact Principles, which set forth principles related to human rights, labor, environment, and anti-corruption.

•

Companies involved in a major controversy or controversial business activity may not always be excluded. The ESG exclusion filters take into account the degree of involvement. For example, oil companies with substantive investments in a clean energy future may not be excluded. However, companies involved in certain business activities beyond specific thresholds (e.g., 0% of revenues from sale of assault weapons, 5% revenues from extraction of thermal coal, 10% of revenues from sale of tobacco products), and any company in breach of a U.N Global Compact Principle, will be excluded.

•

Step Two — Climate Risk Scoring: Each company remaining after step one is assigned a climate risk score. Climate risk scores are calculated using proprietary models that predict company share price performance under different climate scenarios in the future. Within each Global Industry Sector Classification, the companies are ranked by their respective climate risk scores, with the best scoring companies on the top and the worst scoring companies on the bottom. Companies ranked in the top half for each Global Industry Sector Classification are selected for inclusion in the Underlying SG Index.

•

Step Three — Weighting: Component stocks of companies with better climate risk scores receive higher weightings than those of companies with worse climate risk scores, subject to minimum and maximum weighting restrictions designed to limit sector bias and provide diversification.

Performance Drags

The performance of the Index reflects certain deductions, all of which reduce Index Values:

1.

The Index’s return reflects a negative performance adjustment equal to 1.50%, as an annualized percentage of Index Value, in the form of a “synthetic dividend.” It is applied daily and is intended to replicate the impact that an annual dividend of 1.50% would have on the Index Value. This “synthetic dividend” is not a dividend paid by the underlying component stocks and is not an amount payable to you. It only reduces the performance of the Index.

2.

Assumed fixed replication costs are deducted from the performance of the Underlying SG Index. These costs equal 0.50%, as an annualized percentage of the Index Value, and are deducted on a daily basis. These assumed costs are intended to represent the costs that would be incurred in connection with replicating the performance of the Underlying SG Index.

3.

The performance of the Index reflects the return on an investment in the underlying component stocks through the use of borrowed funds. The assumed costs of borrowing are deducted from the Index Value. The assumed costs of borrowing are deducted on a daily basis and equal the current U.S. Federal Funds Rate as reported on Bloomberg. The U.S. Federal Funds Rate is the rate of interest that banks charge each other for short-term loans.

New Index

This Index and the Underlying SG Index have limited performance histories, dating back to September 7, 2022 and April 2, 2022, respectively. There is less publicly available information about the Index and the Underlying SG Index compared to more established market indexes. Inquiries regarding the Index or the Underlying SG Index should be directed to our Customer Service Office or your financial professional.

The Statement of Additional Information (“SAI”) includes additional information about GIAC. The SAI is incorporated herein by reference. The SAI is available, without charge, upon request. For a free copy of the SAI, call us at 1-888-GUARDIAN (1-888-482-7342) or visit our website at www.GuardianLife.com.

You can also obtain information about your Contract at no cost by calling 1-888-GUARDIAN (1-888-482-7342) or by sending an email request to GIAC_CRU@glic.com

Reports and other information about GIAC is available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Contract ID: C000258308

Guardian MarketPerform®

Statement of Additional Information dated December 8, 2025

This Statement of Additional Information (“SAI”) contains additional information to the Prospectus dated December 8, 2025 for the Guardian MarketPerform® (the “Contract”), an individual single premium deferred registered index-linked annuity contract issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”). This SAI is not a prospectus. Unless otherwise indicated, all terms in this SAI have the same meaning as when used in the Prospectus. The Prospectus may be obtained by calling us at 1-888-GUARDIAN (1-888-482-7342) or visiting our website at www.GuardianLife.com.

DISTRIBUTION

In addition to the Contract, GIAC issues variable annuity contracts and variable life insurance policies through several separate accounts all of which are registered as unit investment trusts under the Investment Company Act of 1940 (“Separate Accounts”). Park Avenue Securities LLC (“PAS”) serves as principal underwriter for the Separate Account pursuant to a distribution and service agreement between GIAC and PAS. PAS is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Contract is offered continuously and are sold by GIAC insurance agents who are registered representatives of either PAS or of other broker-dealers which have selling agreements with PAS and GIAC. GIAC paid an aggregate amount of commissions to PAS of $14,356,514 in 2022, $14,063,433 in 2023, and $21,191,833 in 2024. Of those aggregate amounts, PAS retained $3,100,071 in 2022, $2,963,941 in 2023, and $3,773,196 in 2024.

ANNUITY PAYMENTS

Upon annuitization, you will begin receiving fixed benefit payments (“Annuity Payments”) according to the annuity payout option you elected.

Determination of the First Annuity Payment

At the time Annuity Payments begin, the value of the Contract is determined as described in the “Contract Value” section of the Prospectus (including by applying an Interim Value adjustment to Contract Value invested in an IPCS other than on the Term Start Date or the Term End Date), less any applicable premium taxes.

The Contract contains tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the Contract. The amounts depend on the annuity payout option selected, the mortality table used under the Contract, and the nearest age of the Annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of value accumulated under the Contract.

INTERIM VALUE

The Interim Value is the Index Strategy Value on any day other than the Term Start Date or the Term End Date. The Interim Value could be less than your investment even if the Index is performing positively. The Interim Value calculation could result in a loss that is greater than the level of protection the Protection Strategy would provide on the Term End Date, or a gain that is lower than the return the Crediting Strategy would provide on the Term End Date. This is because the Interim Value is an estimate of the current value of the hypothetical portfolio calculated using standard financial industry formulas described below, not a point to point calculation, and the Protection Strategy and Crediting Strategy are not applied to the Interim Value calculation.

Interim Value Formulas

The Interim Value is calculated daily based on the value of a hypothetical portfolio composed of:

•

The Derivative Asset Proxy, which is a package of hypothetical derivative assets established on the Term Start Date that is designed to replicate the return produced by the IPCS Credit Rate on the Term End Date. It is measured at market value; and

•	The Fixed Income Asset Proxy, which is a hypothetical fixed income asset that is designed to be equal to the Strategy Value Base on the Term End Date. It is measured at book value; less

•	The Trading Cost Provision, which is the reasonably expected or actual trading costs at the time the Interim Value is calculated.

Derivative Asset Proxy

The “Derivative Asset Proxy” replicates the return produced by the IPCS Credit Rate on the Term End Date. To achieve this replication, it consists of index options.

If a notional amount is invested in an index for the duration of a Strategy Term (1, 3 or 6 years), the investment will incur gains or losses. Index options are derivative assets that will pay only the index gain or only the index loss relative to a threshold index level on the same notional amount. This threshold is called the strike price. The current index level on a given day is called the spot price. A “call” option pays the index gain above the strike price. A “put” option pays an amount that covers an index loss below the strike price. A “buyer” and a “seller” agree on the option type and the threshold in advance, and the “buyer” pays an option premium to the “seller.” In return, the “buyer” will receive the index gain above the threshold in the case of a call option or the amount that covers the index loss below the threshold in the case of a put option from the “seller.” Note that it is possible the “buyer” will receive nothing.

Index options are the building blocks used to replicate the return produced by the IPCS Credit Rate on the Term End Date. The Strategy Value Base is the notional amount.

This replication requires up to three index options:

1.

An option to provide upside participation in the index: Buy a call option with the strike price set at the current index level. If the Participation Rate for the Strategy Term is higher than 100%, we need to multiply the notional amount by the boosted Participation Rate.

2.

An option to cap the upside participation: Sell a call option with the strike price set at the cap level. If there is no Cap Rate for the Strategy Term, there is no need for this option. Note that if the index return exceeds the Cap Rate, this option will have to pay back any index gains above the Cap Rate.

3.

An option to provide downside participation in the index below the buffer: Sell a put option with the strike price set at the current index level reduced by the Buffer Rate. Note that this option will only have to pay losses beyond the Buffer Rate.

The Black Scholes formula is the standard way to value the index options described above. The formula requires the following input parameters:

•	Option Type (i.e., put or call)

•	Time to Maturity (i.e., how long until the Term End Date)

•	Strike Price

•	Interest Rate

•	Dividend Yield

•	Implied Volatility

•	Spot Price

Fixed Income Asset Proxy

The “Fixed Income Asset Proxy” replicates the Strategy Value Base on the Term End Date.

On the Term Start Date the “Fixed Income Asset Proxy” is equal to the Strategy Value Base minus the Initial Option Cost.

The Initial Option Cost is equal to the (Derivative Asset Proxy + trading cost).

Between the Term Start Date and Term End Date, the Fixed Income Asset Proxy receives simple daily interest. The simple “daily interest” rate is “Initial Option Cost”/(1-“Initial Option Cost”)/”calendar days in Term”. Note that the notional is the Fixed Income Asset Proxy on the Term Start Date, as stated above. The aggregate interest amount is “days since start of term” * “daily interest” = “days since start of term” *“Initial Option Cost” / “calendar days in Term”.

On the Term End Date the Fixed Income Asset Proxy is equal to the Strategy Value Base.

Trading Cost Provision

Banks are willing to either buy or sell option packages at certain prices. However, the price for buying and selling an option package is not the same. The “Trading Cost Provision” accounts for this additional cost when the Derivative Asset Proxy is sold.

The value of the Derivative Asset Proxy is an estimate of the fair value when a purchased option package is held to maturity (i.e., until the Term End Date). The Interim Value is meant to reflect the fair value when the option package is sold right away (i.e., before the Term End Date). The Trading Cost Provision is the value difference between the two.

Put differently, the value of the Derivative Asset Proxy plus the Trading Cost Provision on a given day is an estimate of the price a bank would offer to buy the option package back. The buy/sell price difference quoted by banks, and hence the Trading Cost Provision, tends to be higher in volatile markets and especially during a financial crisis.

Interim Value Examples

The table below shows examples of Interim Values if the Index Performance is -10% or 10% at various times of the Strategy Term. The examples assume the Contract is purchased with a $25,000 premium payment and all Contract Value is allocated to the IPCS at Contract issuance. The examples also show the impact of surrender charges upon a full surrender. The same Interim Value formulas are applied to calculate the Interim Value of other IPCS options with different Strategy Terms, Buffer Rates, Cap Rates, and Participation Rates. All numbers are rounded.

1Y, -10% Buffer, 20% Cap, 100% Participation Rate
Index Performance	-10%	-10%	-10%	10%	10%	10%
Years to Maturity	0.75	0.5	0.25	0.75	0.5	0.25
Strategy Value Base	25,000	25,000	25,000	25,000	25,000	25,000
Derivative Asset Proxy Net of Trading Cost Provision	(594)	(616)	(619)	2,294	2,411	2,504
Fixed Income Asset Proxy	24,278	24,519	24,759	24,278	24,519	24,759
Interim Value	23,684	23,902	24,140	26,572	26,930	27,264
Percentage Change in Contract Value as a result of Interim Value adjustment	-5%	-4%	-3%	6%	8%	9%
Surrender Charge	1,800	1,800	1,800	1,800	1,800	1,800
Amount Received Upon Full Surrender	21,884	22,102	22,340	24,772	25,130	25,464

1Y, -10% Buffer, No cap rate, 110% Participation Rate
Index Performance	-10%	-10%	-10%	10%	10%	10%
Years to Maturity	0.75	0.5	0.25	0.75	0.5	0.25
Strategy Value Base	25,000	25,000	25,000	25,000	25,000	25,000
Derivative Asset Proxy Net of Trading Cost Provision	(393)	(527)	(597)	3,821	3,518	3,137
Fixed Income Asset Proxy	23,597	24,064	24,532	23,597	24,064	24,532
Interim Value	23,204	23,537	23,936	27,418	27,583	27,669
Percentage Change in Contract Value as a result of Interim Value adjustment	-7%	-6%	-4%	10%	10%	11%
Surrender Charge	1,800	1,800	1,800	1,800	1,800	1,800
Amount Received Upon Full Surrender	21,404	21,737	22,136	25,618	25,783	25,869

3Y, -20% Buffer, 45% Cap, 100% Participation Rate
Index Performance	-10%	-10%	-10%	10%	10%	10%
Years to Maturity	2.5	1.5	0.5	2.5	1.5	0.5
Strategy Value Base	25,000	25,000	25,000	25,000	25,000	25,000
Derivative Asset Proxy Net of Trading Cost Provision	990	721	233	3,700	3,710	3,219
Fixed Income Asset Proxy	22,963	23,778	24,593	22,963	23,778	24,593
Interim Value	23,953	24,499	24,825	26,663	27,488	27,811
Percentage Change in Contract Value as a result of Interim Value adjustment	-4%	-2%	-1%	7%	10%	11%
Surrender Charge	1,800	1,776	1,566	1,800	1,919	1,717
Amount Received Upon Full Surrender	22,153	22,723	23,259	24,863	25,568	26,095

3Y, -20% Buffer, no Cap, 110% Participation Rate
Index Performance	-10%	-10%	-10%	10%	10%	10%
Years to Maturity	2.5	1.5	0.5	2.5	1.5	0.5
Strategy Value Base	25,000	25,000	25,000	25,000	25,000	25,000
Derivative Asset Proxy Net of Trading Cost Provision	1,628	982	285	5,694	4,843	3,604
Fixed Income Asset Proxy	21,701	23,020	24,340	21,701	23,020	24,340
Interim Value	23,329	24,003	24,625	27,395	27,863	27,944
Percentage Change in Contract Value as a result of Interim Value adjustment	-7%	-4%	-1%	10%	11%	12%
Surrender Charge	1,800	1,752	1,556	1,800	1,937	1,723
Amount Received Upon Full Surrender	21,529	22,251	23,069	25,595	25,925	26,220

6Y, -30% Buffer, 150% Cap, 100% Participation Rate
Index Performance	-10%	-10%	-10%	10%	10%	10%
Years to Maturity	5.5	3	0.5	5.5	3	0.5
Strategy Value Base	25,000	25,000	25,000	25,000	25,000	25,000
Derivative Asset Proxy Net of Trading Cost Provision	3,264	2,225	477	6,502	5,636	3,284
Fixed Income Asset Proxy	20,397	22,489	24,582	20,397	22,489	24,582
Interim Value	23,660	24,714	25,058	26,898	28,125	27,865
Percentage Change in Contract Value as a result of Interim Value adjustment	-5%	-1%	0%	8%	13%	11%
Surrender Charge	1,800	1,335	902	1,800	1,519	994
Amount Received Upon Full Surrender	21,860	23,379	24,156	25,098	26,607	26,871

6Y, -30% Buffer, No Cap, 110% Participation Rate
Index Performance	-10%	-10%	-10%	10%	10%	10%
Years to Maturity	5.5	3	0.5	5.5	3	0.5
Strategy Value Base	25,000	25,000	25,000	25,000	25,000	25,000
Derivative Asset Proxy Net of Trading Cost Provision	3,877	2,515	529	7,826	6,307	3,613
Fixed Income Asset Proxy	19,435	21,965	24,494	19,435	21,965	24,494
Interim Value	23,313	24,480	25,023	27,261	28,271	28,107
Percentage Change in Contract Value as a result of Interim Value adjustment	-7%	-2%	0%	9%	13%	12%
Surrender Charge	1,800	1,322	901	1,800	1,527	1,002
Amount Received Upon Full Surrender	21,513	23,158	24,122	25,461	26,745	27,106

1Y, -10% Buffer, 1% Spread, 25% Cap, 100% Participation Rate
Index Performance	-10%	-10%	-10%	10%	10%	10%
Years to Maturity	0.75	0.5	0.25	0.75	0.5	0.25
Strategy Value Base	25,000	25,000	25,000	25,000	25,000	25,000
Derivative Asset Proxy Net of Trading Cost Provision	(610)	(652)	(652)	2,462	2,515	2,484
Fixed Income Asset Proxy	24,219	24,480	24,740	24,219	24,480	24,740
Interim Value	23,609	23,828	24,088	26,681	26,994	27,224
Percentage Change in Contract Value as a result of Interim Value adjustment	-6%	-5%	-4%	7%	8%	9%
Surrender Charge	1,800	1,800	1,800	1,800	1,800	1,800
Amount Received Upon Full Surrender	21,809	22,028	22,288	24,881	25,194	25,424

1Y, -10% Buffer, 1% Spread, No cap rate, 115% Participation Rate
Index Performance	-10%	-10%	-10%	10%	10%	10%
Years to Maturity	0.75	0.5	0.25	0.75	0.5	0.25
Strategy Value Base	25,000	25,000	25,000	25,000	25,000	25,000
Derivative Asset Proxy Net of Trading Cost Provision	(428)	(565)	(626)	3,807	3,473	3,047
Fixed Income Asset Proxy	23,615	24,076	24,538	23,615	24,076	24,538
Interim Value	23,186	23,511	23,912	27,421	27,549	27,585
Percentage Change in Contract Value as a result of Interim Value adjustment	-7%	-6%	-4%	10%	10%	10%
Surrender Charge	1,800	1,800	1,800	1,800	1,800	1,800
Amount Received Upon Full Surrender	21,386	21,711	22,112	25,621	25,749	25,785

3Y, -20% Buffer, 3% Spread, 55% Cap, 100% Participation Rate
Index Performance	-10%	-10%	-10%	10%	10%	10%
Years to Maturity	2.5	1.5	0.5	2.5	1.5	0.5
Strategy Value Base	25,000	25,000	25,000	25,000	25,000	25,000
Derivative Asset Proxy Net of Trading Cost Provision	875	539	81	3,689	3,523	2,727
Fixed Income Asset Proxy	22,991	23,795	24,598	22,991	23,795	24,598
Interim Value	23,866	24,334	24,679	26,680	27,318	27,325
Percentage Change in Contract Value as a result of Interim Value adjustment	-5%	-3%	-1%	7%	9%	9%
Surrender Charge	1,800	1,768	1,559	1,800	1,911	1,692
Amount Received Upon Full Surrender	22,066	22,566	23,120	24,880	25,407	25,633

3Y, -20% Buffer, 3% Spread, no Cap, 115% Participation Rate
Index Performance	-10%	-10%	-10%	10%	10%	10%
Years to Maturity	2.5	1.5	0.5	2.5	1.5	0.5
Strategy Value Base	25,000	25,000	25,000	25,000	25,000	25,000
Derivative Asset Proxy Net of Trading Cost Provision	1,458	794	136	5,489	4,549	3,157
Fixed Income Asset Proxy	21,845	23,107	24,369	21,845	23,107	24,369
Interim Value	23,303	23,901	24,505	27,334	27,656	27,526
Percentage Change in Contract Value as a result of Interim Value adjustment	-7%	-4%	-2%	9%	11%	10%
Surrender Charge	1,800	1,747	1,550	1,800	1,928	1,702
Amount Received Upon Full Surrender	21,503	22,154	22,955	25,534	25,729	25,824

6Y, -30% Buffer, 6% Spread, 180% Cap, 100% Participation Rate
Index Performance	-10%	-10%	-10%	10%	10%	10%
Years to Maturity	5.5	3	0.5	5.5	3	0.5
Strategy Value Base	25,000	25,000	25,000	25,000	25,000	25,000
Derivative Asset Proxy Net of Trading Cost Provision	2,854	1,741	212	6,043	4,898	2,273
Fixed Income Asset Proxy	20,772	22,694	24,616	20,772	22,694	24,616
Interim Value	23,626	24,435	24,827	26,815	27,591	26,889
Percentage Change in Contract Value as a result of Interim Value adjustment	-5%	-2%	-1%	7%	10%	8%
Surrender Charge	1,800	1,319	894	1,800	1,490	962
Amount Received Upon Full Surrender	21,826	23,115	23,933	25,015	26,101	25,927

6Y, -30% Buffer, 6% Spread, No Cap, 115% Participation Rate
Index Performance	-10%	-10%	-10%	10%	10%	10%
Years to Maturity	5.5	3	0.5	5.5	3	0.5
Strategy Value Base	25,000	25,000	25,000	25,000	25,000	25,000
Derivative Asset Proxy Net of Trading Cost Provision	3,523	2,088	250	7,411	5,698	2,616
Fixed Income Asset Proxy	19,774	22,149	24,525	19,774	22,149	24,525
Interim Value	23,297	24,237	24,775	27,185	27,847	27,141
Percentage Change in Contract Value as a result of Interim Value adjustment	-7%	-3%	-1%	9%	11%	9%
Surrender Charge	1,800	1,309	893	1,800	1,504	970
Amount Received Upon Full Surrender	21,497	22,928	23,882	25,385	26,343	26,171

1Y, -10% Buffer, 15% Step-Up Trigger Rate
Index Performance	-10%	-10%	-10%	10%	10%	10%
Years to Maturity	0.75	0.5	0.25	0.75	0.5	0.25
Strategy Value Base	25,000	25,000	25,000	25,000	25,000	25,000
Derivative Asset Proxy Net of Trading Cost Provision	8	(26)	(150)	2,667	2,876	3,181
Fixed Income Asset Proxy	23,842	24,228	24,614	23,842	24,228	24,614
Interim Value	23,850	24,202	24,464	26,510	27,104	27,795
Percentage Change in Contract Value as a result of Interim Value adjustment	-5%	-3%	-2%	6%	8%	11%
Surrender Charge	1,800	1,800	1,800	1,800	1,800	1,800
Amount Received Upon Full Surrender	22,050	22,402	22,664	24,710	25,304	25,995

EXPERTS

The statutory basis financial statements of The Guardian Insurance & Annuity Company, Inc. as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.

FINANCIAL STATEMENTS

The statutory basis financial statements of The Guardian Insurance & Annuity Company, Inc. as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024 are incorporated by reference to Form N-VPFS filed by GIAC on April 8, 2025 (Accession Number: 0001193125-25-075759).